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            As filed with the Securities and Exchange Commission on June 2, 1998


                                 Securities Act of 1933 Registration No. 33-2697
                                Investment Company Act of 1940 File No. 811-4559
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |_|

                      Pre-Effective Amendment No. ____                      |_|


                       Post-Effective Amendment No. 19                      |X|
                                                   ----


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      |_|


                              Amendment No. 20                              |X|
                                           ----

                              --------------------

                       STATE STREET RESEARCH INCOME TRUST
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)

             One Financial Center, Boston, Massachusetts    02111
             --------------------------------------------------------
             (Address of Principal Executive Offices)      (Zip Code)

       Registrant's Telephone Number, Including Area Code: (617) 357-1200

                            Francis J. McNamara, III
              Executive Vice President, Secretary & General Counsel
                   State Street Research & Management Company
                              One Financial Center
                           Boston, Massachusetts 02111
             --------------------------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:

                           Geoffrey R.T. Kenyon, P.C.
                           Goodwin, Procter & Hoar LLP
                   Exchange Place, Boston, Massachusetts 02109

          It is proposed that this filing will become effective under Rule 485:

     |_|  Immediately upon filing pursuant to paragraph (b).

     |_|  On August 1, 1997 pursuant to paragraph (b).

     |_|  60 days after filing pursuant to paragraph (a)(1).


     |X|  On August 1, 1998 pursuant to paragraph (a)(1).


     |_|  75 days after filing pursuant to paragraph (a)(2).

     |_|  On ____________ pursuant to paragraph (a)(2).

          If appropriate, check the following box:

     |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              --------------------

[logo: State Street Research]

HIGH INCOME FUND


An aggressive bond fund focusing on high-yield securities.

Prospectus
August 1, 1998



[sidebar text]------------------------------------------------------------------

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the SEC has not judged them for investment merit and does not guarantee the accuracy or adequacy of the information in this prospectus. Anyone who informs you otherwise is committing a federal crime.

[end sidebar text]--------------------------------------------------------------

                                    CONTENTS
--------------------------------------------------------------------------------

        2             THE FUND
        2             Goal and Strategies
        3             Principal Risks
        6             Volatility and Performance
        8             Investor Expenses
        10            Investment Management
        11            YOUR INVESTMENT
        11            Opening an Account
        11            Choosing a Share Class
        15            Dealer Compensation
        16            Buying and Selling Shares
        20            Account Policies
        22            Distributions and Taxes
        23            Investor Services
        24            OTHER INFORMATION
        24            Other Securities and Risks
        26            Financial Highlights
        Back Cover    For Additional Information

                                                                               1
                                                                           -----

[graphic: Looking through magnifying glass at paper]

WHO MAY WANT TO INVEST

State Street Research High Income Fund is designed for investors who seek one or more of the following:

[bullet] an aggressive bond fund for a long-term goal

[bullet] a fund to complement a portfolio of equity or investment-grade debt securities

[bullet] a fund with the potential to generate high current income and some capital appreciation

The fund is NOT appropriate for investors who:

[bullet] want to avoid high volatility or possible losses

[bullet] are using the fund as their sole source of investment income

[bullet] are making short-term investments

[bullet] are investing emergency reserve money

[sidebar text]------------------------------------------------------------------

The fund's shares will rise and fall in value.

There is a risk that you could lose money by investing in the fund.

The fund cannot be certain that it will achieve its goal.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

[end sidebar text]--------------------------------------------------------------

2                                   THE FUND
--------------------------------------------------------------------------------

[graphic: Chess-piece: Knight]

Goal and Strategies

FUNDAMENTAL GOAL The fund seeks, primarily, high current income and, secondarily, capital appreciation, from investments in fixed-income securities.

PRINCIPAL STRATEGIES Under normal circumstances, the fund invests at least 65% of total assets in lower quality fixed-income securities -- primarily junk bonds, but also preferred stocks. At the time of purchase, these securities are rated within or below the BB or Ba major rating categories (Standard & Poor's/Moody's), or are unrated but considered equivalent by the investment manager. The fund may not invest more than 20% of total assets in securities in the CCC/Caa or lower rating categories.

Lower quality securities tend to be issued by companies that are less secure financially. In addition, in the event these companies have financial difficulty, banks or other senior lenders will have priority in being repaid. As a result, when selecting investments, the fund relies on fundamental research to identify companies with adequate cash flows, attractive valuations and strong management teams.

In managing its portfolio, the fund attempts to balance its portfolio risks with high yield and the potential for capital appreciation. The fund may

                                                                               3
                                                                           -----

invest in debt securities of any maturity, although it generally invests in those with medium- to long-term remaining maturities in order to obtain higher yields. Debt securities with longer maturities, however, usually are more sensitive to interest rate changes.

The fund may invest up to 35% of total assets in other investments, such as higher quality fixed-income securities as well as dividend-paying common stocks of established companies.

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change. For more information about the fund's investments and practices, see page 24.

[graphic: Traffic sign, arrows indicate fork in road, one with a sharp u-turn]

PRINCIPAL RISKS

Because the fund invests primarily in junk bonds and other lower quality fixed-income securities, its major risks are those of junk bond investing. These include the tendency for prices to fall when the economy is sluggish or overall corporate earnings are weak.

Lower quality fixed-income securities generally are considered to be speculative investments and involve greater risks than higher quality securities. The prices of most lower quality securities are vulnerable to economic recessions, when it becomes difficult for issuers to generate sufficient cash flow to pay principal and interest. Many also are affected by weak equity markets, when issuers find it hard to improve their financial condition by replacing debt with equity and when investors, such as the fund, find it hard to sell their lower quality securities at fair prices. In addition, the value of a security will usually fall substantially if an issuer defaults or goes bankrupt. Even anticipation of defaults by certain issuers, or the perception of economic or financial weakness, may cause the market for lower quality securities to fall.

4                              THE FUND CONTINUED
--------------------------------------------------------------------------------

Junk bonds, especially those that are newly issued, are traded primarily by institutions. Because this limits the market for these securities, it may be difficult for the fund to sell them at fair prices when it needs to raise cash to meet redemptions.

The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. The fund's management approach, which may include short-term trading, could cause the fund's portfolio turnover rate to be above-average for a bond fund. High turnover will increase the fund's transaction costs and may increase your tax liability.

Information on other securities and risks appears on page 24.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

                                                                               5
                                                                           -----

[graphic: Looking through magnifying glass at paper]

INVESTING IN JUNK BONDS

Investing in junk bonds involves a trade-off, between greater risk on the one hand and the potential for higher income and capital appreciation on the other.

The highest rated bonds are usually issued by the companies that are strongest financially. Because the risk of default on investment-grade bonds tends to be small, interest rates paid on these bonds are correspondingly lower. Moreover, because the financial health of the issuer usually is so strong, there is little possibility that the price of a highly rated bond will rise substantially through any improvement in the issuer's creditworthiness. Instead, the main factor influencing the prices of these bonds is changes in market interest rates.

With many junk bonds, however, the financial health of the issuer is not certain, and the risk of default on payments of principal and interest or other negative events can be significant. To compensate investors for such risks, issuers of junk bonds usually must pay higher interest rates.

In addition, because the financial health of the issuer normally is not certain, the prices at which these bonds are traded before they mature may be more affected by the financial health of the issuer and the economy generally and less by movements in market interest rates. In this context, there is a higher possibility of positive events affecting a bond's value than is the case for the most highly rated bonds. For these reasons, in-depth research can be particularly important in managing a portfolio of junk bonds.

6                          VOLATILITY AND PERFORMANCE
--------------------------------------------------------------------------------



[bar chart graphic]
                                                         Years ended December 31
                                    -----------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN (CLASS A)  1988   1989    1990    1991    1992    1993    1994    1995    1996    1997
-----------------------------------------------------------------------------------------------------------------
40%
30%
20%
10%
0%
(10%)
(20%)                                16.41   1.55  (16.55)  36.49   20.37   22.35   (1.85)   12.38   16.88   14.39

[triangle pointing up] Best quarter: first quarter 1991, up 15.96% [triangle pointing down] Worst quarter: third quarter 1990, down 10.81%

Return from 1/1/98 - 3/31/98 (not annualized): up 5.21%

[end bar chart]


                                                  As of December 31, 1997
                                               -----------------------------
AVERAGE ANNUAL TOTAL RETURN                    1 Year   5 Years     10 Years
----------------------------------------------------------------------------
    Class A (%)                                  9.24    11.49        10.81
    Class B (%)                                  8.62    11.44        10.91
    Class C (%)                                 12.59    11.72        10.92
    Class S (%)                                 14.75    12.72        11.42
    First Boston High Yield Index (%)           12.63    11.84        12.10
    Lipper High Current Yield Funds Index (%)   12.91    11.50        10.88

                                                                               7
                                                                           -----

[graphic: Looking through magnifying glass at paper]

UNDERSTANDING
VOLATILITY AND
PERFORMANCE

The chart and table on the opposite page are designed to show two aspects of the fund's track record:

[bullet] YEAR-BY-YEAR TOTAL RETURN shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges. If sales charges had been included, returns would have been less than shown.

[bullet] AVERAGE ANNUAL TOTAL RETURN is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate.

Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

Also included with the fund's average annual returns are two independent measures of performance. The First Boston High Yield Index is an unmanaged index which mirrors the public high-yield debt market representing a total of 250 different sectors within this market. The Lipper High Current Yield Funds Index shows the performance of a category of mutual funds with similar goals. This index, which is also unmanaged, shows you how well the fund has done compared to competing funds.

When making comparisons, keep in mind that neither the First Boston HIgh Yield Index nor the Lipper index includes the effects of sales charges.

Also, even if your portfolio were identical to the First Boston High Yield Index, your returns would always be lower, because the First Boston High Yield Index does not include brokerage and administrative expenses.

In both the chart and the table, the returns shown for the fund include performance from before the creation of share classes in 1993. If the returns for Class B and Class C from before 1993 had reflected their current distribution/service (12b-1) fees (as described on page 8), these returns would have been lower.

Keep in mind that past performance is no guarantee of future results.

8                               INVESTOR EXPENSES
--------------------------------------------------------------------------------

                                                            Class descriptions begin on page 11
                                                      ------------------------------------------------
Shareholder Fees (% of offering price)                Class A     Class B      Class C(1)   Class S(1)
---------------------------------------------------------------------------------------------------------
               Maximum front-end sales charge (load)   4.50        0.00         0.00          0.00
               Maximum deferred sales charge (load)    0.00(2)     5.00         1.00          0.00

Annual Fund Expenses (% of average net assets)        Class A     Class B      Class C      Class S
---------------------------------------------------------------------------------------------------------
               Management fee(3)                       0.57        0.57         0.57          0.57
               Distribution/service (12b-1) fees       0.25        1.00         1.00          0.00
               Other expenses                          0.20        0.20         0.20          0.20
                                                       ----        ----         ----          ----
               Total annual fund operating expenses    1.02        1.77         1.77          0.77
                                                       ====        ====         ====          ====

Example        Year                                   Class A     Class B      Class C       Class S
---------------------------------------------------------------------------------------------------------
                1                                       $549    $680/$180    $280/$180         $79
                3                                       $760    $857/$557       $557          $246
                5                                       $988  $1,159/$959       $959          $428
               10                                     $1,642      $1,886      $2,084          $954

[footnote text]

(1) Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C.

(2)  Except for investments of $1 million or more; see page 13.

(3) Reflects fee schedule which became effective August 1, 1998 as if it had been in place during the fund's previous fiscal year.

[end of footnote text]

                                                                               9
                                                                           -----

[graphic: Looking through magnifying glass at paper]

UNDERSTANDING
INVESTOR EXPENSES

The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund:

[bullet] SHAREHOLDER FEES are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

[bullet] ANNUAL FUND EXPENSES are deducted from the fund's assets every year, and are thus paid indirectly by all fund investors.

[bullet] The EXAMPLE is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B shares, it also assumes the automatic conversion to Class A after eight years.

Where two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. Where there is only one number, the costs would be the same either way.

Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.

10                             THE FUND CONTINUED
--------------------------------------------------------------------------------

[graphic: Rodin's sculpture "The Thinker"]

INVESTMENT MANAGEMENT

The fund's investment manager is State Street Research & Management Company. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $ billion in assets under management (as of [DATE]), including more than $ billion in mutual funds.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee as compensation. The management fee is 0.60% of the first $500 million of net assets, annually, 0.55% of the next $500 million, and 0.50% of any amount over $1 billion. The investment manager is a subsidiary of Metropolitan Life Insurance Company.

Bartlett R. Geer has been responsible for the fund's day-to-day portfolio management since April 1987. A senior vice president, he has worked as an investment professional since joining the firm in 1981.

                                 YOUR INVESTMENT                              11
--------------------------------------------------------------------------------

[graphic: Key]

OPENING AN ACCOUNT

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[pencil and paper graphic]

CHOOSING A SHARE CLASS

The fund offers four share classes, each with its own sales charge and expense structure.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least five years) or Class C shares (if investing for less than five years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

12                          YOUR INVESTMENT CONTINUED
--------------------------------------------------------------------------------

[sidebar text]------------------------------------------------------------------

[graphic: Looking through magnifying glass at paper]

UNDERSTANDING
DISTRIBUTION/SERVICE FEES

As noted in the descriptions at right, all share classes except Class S have an annual distribution/service fee. This is also called a 12b-1 fee, after the SEC rule that permits this type of fee.

Under its current 12b-1 plan, the fund may pay certain distribution and service fees for these classes out of fund assets. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class (the example on page 8 in this prospectus can be helpful in this regard).

Some of the 12b-1 fee is used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on page 15 shows how these professionals' compensation is calculated.

[end sidebar text]--------------------------------------------------------------


CLASS A -- FRONT LOAD

[bullet] Initial sales charge of 4.5% or less

[bullet] Lower sales charges for larger investments; see sales charge schedule on facing page

[bullet] Lower annual expenses than Class B or Class C shares because of lower distribution/ service (12b-1) fee of 0.25%

CLASS B -- BACK LOAD

[bullet] No initial sales charge

[bullet] Deferred sales charge of 5% or less on shares you sell within five years

[bullet] Annual distribution/service (12b-1) fee of 1.00%

[bullet] Automatic conversion to Class A shares after eight years, reducing future annual expenses

CLASS C(1) -- LEVEL LOAD

[bullet] No initial sales charge

[bullet] Deferred sales charge of 1%, paid if you sell shares within one year of purchase

[bullet] Lower deferred sales charge than Class B shares

[bullet] Annual distribution/service (12b-1) fee of 1.00%

[bullet] No conversion to Class A shares after eight years, so annual expenses do not decrease


CLASS S(2) -- SPECIAL PROGRAMS

[bullet] Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including broker programs with recordkeeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)

[bullet] No sales charges of any kind

[bullet] No distribution/service (12b-1) fees; annual expenses are lower than other share classes

[footnote text]
(1) Before November 1, 1997, these were designated Class D.

(2) Before November 1, 1997, these were designated Class C.
[end footnote text]

                                                                              13
                                                                           -----
SALES CHARGES

CLASS A -- FRONT LOAD

when you invest                         this % is    which equals
this amount                             deducted     this % of
                                        for sales    your net
                                        charges      investment
-----------------------------------------------------------------
Up to $99,999                            4.50          4.71
$100,000 - $249,999                      3.50          3.63
$250,000 - $499,999                      2.50          2.56
$500,000 - $999,999                      2.00          2.04
$1 million or more                         see next column

With Class A shares, you pay a sales charge only when you buy shares. If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of 1% of the purchase price of any shares you sell within the first year. Other policies regarding the calculation of the CDSC are the same as for Class B.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (consult your financial professional or your program materials).

CLASS B -- BACK LOAD

                                 this % of net asset value
when you sell shares             at the time of purchase (or
in this year after you           of sale, if lower) is deduct-
bought them                      ed from your proceeds
--------------------------------------------------------------
First year                                 5.00
Second year                                4.00
Third year                                 3.00
Fourth year                                3.00
Fifth year                                 2.00
Sixth year or later                        None

With Class B shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less, as described in the table above. Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the

14                         YOUR INVESTMENT CONTINUED
--------------------------------------------------------------------------------

date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or because of disability or death. Consult your financial professional or the State Street Research Service Center.

Class B shares automatically convert to Class A shares after eight years; Class A shares have lower annual expenses.

CLASS C (FORMERLY CLASS D) -- LEVEL LOAD

                               this % of net asset value
when you sell shares           at the time of purchase (or
in this year after you         of sale, if lower) is deduct-
bought them                    ed from your proceeds
------------------------------------------------------------
First year                              1.00
Second year or later                    None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. Policies regarding the calculation of the CDSC are the same as for Class B.

Class C shares currently have the same annual expenses as Class B shares, but never convert to Class A shares (with their lower annual expenses).

CLASS S (FORMERLY CLASS C) -- SPECIAL PROGRAMS

Class S shares have no sales charges.

                                                                              15
                                                                           -----
[graphic: check (money)]

DEALER COMPENSATION

Financial professionals who sell shares of State Street Research funds and perform services for fund investors may receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, distribution/service (12b-1) fees and its other resources.

Financial professionals may impose a transaction fee on the purchase or sale of shares by shareholders.The distributor may pay its affiliate MetLife Securities, Inc. additional compensation of up to 0.25% of certain sales or assets.

Maximum Dealer Compensation       Class A     Class B    Class C      Class S
--------------------------------------------------------------------------------
Initial commission (%)              --         4.00       1.00         0.00
Investments up to $100,000 (%)     4.00         --         --           --
$100,000 - $249,999 (%)            3.00         --         --           --
$250,000 - $499,999 (%)            2.00         --         --           --
$500,000 - $999,999 (%)            1.75         --         --           --
First $1-3 million (%)             1.00(1)      --         --           --
Next $2 million (%)                0.50(1)      --         --           --
Next $1 and above (%)              0.25(1)      --         --           --
Annual fee (%)                     0.25        0.25       0.90         0.00

BROKERS FOR PORTFOLIO TRADES

When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.

[footnote text]
(1) If your broker declines this commission, the one-year CDSC on your investment is waived.
[end footnote text]

16                          BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

[graphic: old-fashioned hand-cranked cash register]

POLICIES FOR
BUYING SHARES

Once you have chosen a share class, the next step is to determine the amount you want to invest.

MINIMUM INITIAL INVESTMENTS:

[bullet] $1,000 for accounts that use the Investamatic program

[bullet] $2,000 for Individual Retirement Accounts

[bullet] $2,500 for all other accounts

MINIMUM ADDITIONAL INVESTMENTS:

[bullet] $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

TIMING OF REQUESTS All requests received by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Orders received after 4:00 p.m. will be executed the following day, at that day's closing share price.

WIRE TRANSACTIONS Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. Your bank may charge a fee for wiring money.

                         INSTRUCTIONS FOR BUYING SHARES                       17
--------------------------------------------------------------------------------

                                      To Open an Account                            To Add to an Account

[graphic:        Through a         Consult your financial professional       Consult your financial professional
 brief case]     Professional      or your program materials.                or your program materials.
                 or Program
------------------------------------------------------------------------------------------------------------------
By Mail          [graphic:         Make your check payable to "State         Fill out an investment slip or
                  mailbox]         Street Research Funds." Forward the       indicate the fund name and account
                                   check and your application to State       number on your check. Make your check
                                   Street Research.                          payable to "State Street Research Funds."

                                                                             Forward the check and stub to State
                                                                             Street Research.
------------------------------------------------------------------------------------------------------------------
[graphic:        By Federal        Call to obtain an account number and      Call State Street Research to obtain
 the Capitol     Funds Wire        forward your application to State         a control number. Instruct your bank
 building]                         Street Research. Wire funds using         to wire funds to:
                                   the instructions at right.
                                                                             [bullet] State Street Bank and Trust
                                                                                      Company, Boston, MA

                                                                             [bullet] ABA: 011000028

                                                                             [bullet] BNF: fund name and share
                                                                                      class you want to buy

                                                                             [bullet] AC: 99029761

                                                                             [bullet] OBI: your name and your
                                                                                      account number

                                                                             [bullet] Control: the number given
                                                                                      to you by State Street
                                                                                      Research
------------------------------------------------------------------------------------------------------------------
By Electronic    [graphic:         Verify that your bank is a member of      Call State Street Research to verify
Funds Transfer    electric         the ACH (Automated Clearing House)        that the necessary bank information
(ACH)             plug]            system. Forward your application to       is on file for your account. If it
                                   State Street Research. Please be          is, you may request a transfer with
                                   sure to include the appropriate bank      the same phone call. If not, please
                                   information. Call State Street            ask State Street Research to provide
                                   Research to request a purchase.           you with an EZ Trader application.
------------------------------------------------------------------------------------------------------------------
[graphic:        By Investamatic   Forward your application, with all        Call State Street Research to verify
 front of a                        appropriate sections completed, to        that Investamatic is in place on
 bank building]                    State Street Research, along with a       your account, or to request a form
                                   check for your initial investment         to add it. Investments are automatic
                                   payable to "State Street Research         once Investamatic is in place.
                                   Funds."
------------------------------------------------------------------------------------------------------------------
By Exchange      [graphic:         Call State Street Research or visit       Call State Street Research or visit
                  arrows pointing  our Web site.                             our Web site.
                  in two
                  directions]
------------------------------------------------------------------------------------------------------------------

State Street Research Service Center PO Box 8408, Boston, MA 02266-8408
Call toll-free: 1-800-562-0032 (business days 8:00 a.m.-6:00 p.m., eastern time) Internet www.ssrfunds.com

18                          YOUR INVESTMENT CONTINUED
--------------------------------------------------------------------------------

[graphic: old-fashioned hand-cranked adding machine]

POLICIES FOR
SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS Please submit instructions in writing when any of the following apply:

[bullet] you are selling more than $100,000 worth of shares

[bullet] the name or address on the account has changed within the last 30 days

[bullet] you want the proceeds to go to a name or address not on the account registration

[bullet] you are transferring shares to an account with a different registration or share class

[bullet] you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

         corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

INCOMPLETE SELL REQUESTS State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

TIMING OF REQUESTS All requests received in good order by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Requests received after 4:00 p.m. will be executed the following day, at that day's closing share price.

WIRE TRANSACTIONS Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

SELLING RECENTLY PURCHASED SHARES If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                         INSTRUCTIONS FOR SELLING SHARES                      19
--------------------------------------------------------------------------------

[graphic:        Through a         Consult your financial professional or your program materials.
 brief case]     Professional
                 or Program
-------------------------------------------------------------------------------------------------------------------
By Mail          [graphic:         Send a letter of instruction, an endorsed stock power or share certificates (if
                  mailbox]         you hold certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional
                                   documents, as well as signature guarantees if
                                   required (see facing page).
-------------------------------------------------------------------------------------------------------------------
[graphic:        By Federal        Check with State Street Research to make sure that a wire redemption privilege,
 the Capitol     Funds Wire        including a bank designation, is in place on your account. Once this is
 building]                         established, you may place your request to sell shares with State Street
                                   Research. Proceeds will be wired to your pre-designated bank account. (See "Wire
                                   Transactions" on facing page.)
-------------------------------------------------------------------------------------------------------------------
By Electronic    [graphic:         Check with State Street Research to make sure that the EZ Trader feature,
Funds Transfer    electric         including a bank designation, is in place on your account. Once this is
(ACH)             plug]            established, you may place your request to sell shares with State Street
                                   Research. Proceeds will be sent to your pre-designated bank account.
-------------------------------------------------------------------------------------------------------------------
[graphic:        By Telephone      As long as the transaction does not require a written request (see facing page),
 telephone]                        you or your financial professional can sell shares by calling State Street
                                   Research. A check will be mailed to you on the following business day.

-------------------------------------------------------------------------------------------------------------------
By Exchange      [graphic:         Read the prospectus for the fund into which you are exchanging. Call State arrows pointing  Street Research or visit our Web site.
                  in two
                  directions]
-------------------------------------------------------------------------------------------------------------------
[graphic:        By Systematic     See plan information on page 23.
 calendar]       Withdrawal Plan
-------------------------------------------------------------------------------------------------------------------
By Check         [graphic:         The checkwriting privilege is available for Class A shares only if you have
                  check]           requested this privilege on your application, you may write checks for amounts between $500 and $100,000.
-------------------------------------------------------------------------------------------------------------------

State Street Research Service Center PO Box 8408, Boston, MA 02266-8408
Call toll-free: 1-800-562-0032 (business days 8:00 a.m.-6:00 p.m., eastern time) Internet www.ssrfunds.com

20                          YOUR INVESTMENT CONTINUED
--------------------------------------------------------------------------------

[graphic: stack of papers]

ACCOUNT POLICIES

TELEPHONE REQUESTS When you open an account you automatically receive telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges on your account and, with your written permission, redemptions. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

EXCHANGE PRIVILEGES There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or, depending on the circumstances, may deduct an annual maintenance fee (currently $18).

                                                                              21
                                                                           -----

THE FUND'S BUSINESS HOURS The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

CALCULATING SHARE PRICE The fund calculates its share price every business day at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. eastern time). The share price is the fund's total assets minus its liabilities (net asset value, or NAV) divided by the number of existing shares.

In calculating its NAV, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair-value estimates instead.

Because foreign securities markets are sometimes open on different days from U.S. markets, there may be instances when the fund's share price changes on days when you cannot buy or sell fund shares.

REINSTATING RECENTLY SOLD SHARES For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

[bullet] The fund may vary its requirements for initial or additional investments, exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs

[bullet] All orders to purchase shares are subject to acceptance by the fund

[bullet] At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

[bullet] To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

22                         YOUR INVESTMENT CONTINUED
--------------------------------------------------------------------------------

[sidebar text]------------------------------------------------------------------

[graphic: Looking through magnifying glass at paper]

TAX CONSIDERATIONS

Unless your investment is in a tax-deferred account, you may want to avoid:

[bullet] investing a large amount in the fund close to the end of the fiscal year or a calendar year (if the fund makes a capital gains distribution, you will receive some of your investment back as a taxable distribution)

[bullet] selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after such sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss)

[end sidebar text]--------------------------------------------------------------

[graphic: "Uncle Sam"]

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund distributes its net income and net capital gains to shareholders. Using projections of its future income, the fund declares dividends daily and pays them monthly. Net capital gains, if any, are distributed around the end of the fund's fiscal year, which is March 31. To comply with tax regulations, the fund may also pay an additional capital gains distribution in December.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS In general, any dividends and short-term capital gains distributions you receive from the fund are taxable as ordinary income. Distributions of other capital gains are generally taxable as capital gains -- in most cases, at different rates from those that apply to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares or whether you reinvest your distributions.

                                                                              23
                                                                           -----

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

[graphic: shaking hands]

INVESTOR SERVICES

INVESTAMATIC PROGRAM Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments.

SYSTEMATIC WITHDRAWAL PLAN This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 8% of your fund assets a year without incurring any contingent deferred sales charges. Certain terms and minimums apply.

EZ TRADER This service allows you to purchase or sell fund shares over the telephone through the ACH (Automated Clearing House) system.

DIVIDEND ALLOCATION PLAN This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

AUTOMATIC BANK CONNECTION This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

RETIREMENT PLANS State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees.

Call 1-800-562-0032 for information on any of the services described above.

24                              OTHER INFORMATION
--------------------------------------------------------------------------------

[graphic: stock certificates]

OTHER SECURITIES
AND RISKS

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks.

RESTRICTED AND ILLIQUID SECURITIES Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation -- and the valuation of the fund--may have a subjective element.

SECURITIES RATINGS When securities are rated by one or more independent rating agencies, the fund uses these ratings to determine credit quality. In cases where a security is rated in conflicting categories by different rating agencies, the fund may choose to follow the higher rating. If a security is unrated, the fund may assign it to a given category based on its own credit research. If a rating agency downgrades a security, the fund will determine whether to hold or sell the security, depending on all of the facts and circumstances at that time.

FOREIGN INVESTMENTS Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economical risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The fund may use foreign currencies and related instruments to hedge its foreign investments.

DERIVATIVES Derivatives, a category that includes options and futures, are financial instruments whose value derives from one or more securities,

                                                                              25
                                                                           -----

indices or currencies. The fund may use certain derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). The fund may also use certain derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

ZERO (OR STEP) COUPONS A zero coupon security is a debt security that is purchased and traded at discount to its face value because it pays no interest for some or all of its life. Interest, however, is reported as income to the fund and the fund is required to distribute to shareholders an amount equal to the amount reported. Those distributions may force the fund to liquidate portfolio securities at a disadvantageous time.

SECURITIES LENDING The fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the fund could lose money.

WHEN-ISSUED SECURITIES The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

DEFENSIVE INVESTING During unusual market conditions, the fund may place up to 100% of total assets in cash or high-quality, short-term debt securities.

YEAR 2000 The investment manager does not currently anticipate that computer problems related to the year 2000 will have a material effect on the fund. However, there can be no assurances in this area, including the possibility that year 2000 computer problems could negatively affect communication systems, investment markets or the economy in general.

26                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These highlights are intended to help you understand the fund's performance over the past five years. The information in these tables has been audited by Price Waterhouse LLP, the fund's independent accountants. Total return figures assume reinvestment of all distributions.

                                                                       Class A
                                                  -------------------------------------------------
                                                                 Years ended March 31
Per Share Data                                    1994       1995(1)   1996(1)   1997(1)    1998(1)
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)            6.32       6.43      5.80      5.95       6.01
                                                 -----      -----     -----     -----      -----
        Net investment income ($)                 0.66       0.61      0.52      0.59       0.58
        Net realized and unrealized gain (loss)
        on investments, foreign currency and
        forward contracts ($)                     0.22      (0.58)     0.20     (0.01)      0.63
                                                 -----      -----     -----     -----      -----
Total from investment operations ($)              0.88       0.03      0.72      0.58       1.21
                                                 -----      -----     -----     -----      -----
        Dividends from net investment income ($) (0.62)     (0.60)    (0.56)    (0.52)     (0.60)
        Distributions from capital gains ($)     (0.15)     (0.06)    (0.01)      --         --
                                                 -----      -----     -----     -----      -----
Total distributions ($)                          (0.77)     (0.66)    (0.57)    (0.52)     (0.60)
                                                 -----      -----     -----     -----      -----
Net asset value, end of year ($)                  6.43       5.80      5.95      6.01       6.62
                                                 =====      =====     =====     =====      =====
Total return (%)(3)                              14.58       1.80     12.85     10.30      20.98

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)        650,775    618,462   646,473   658,413    718,705
Expense ratio (%)                                 1.16       1.23      1.17      1.10       1.10
Ratio of net investment income
to average net assets (%)                        10.41      10.19      8.88      9.70       9.10
Portfolio turnover rate (%)                      24.36      31.55     56.47     81.75      70.53


                                                                       Class B
                                                  -------------------------------------------------
                                                                 Years ended March 31
Per Share Data                                     1994(2)    1995(1)    1996(1) 1997(1)   1998(1)
---------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)             6.34       6.42       5.79      5.93      5.98
                                                  -----      -----      -----     -----     -----
        Net investment income ($)                  0.51       0.57       0.46      0.55      0.53
        Net realized and unrealized gain (loss)
        on investments, foreign currency and
        forward contracts ($)                      0.15      (0.58)      0.21     (0.02)     0.62
                                                  -----      -----      -----     -----     -----
Total from investment operations ($)               0.66      (0.01)      0.67      0.53      1.15
                                                  -----      -----      -----     -----     -----
        Dividends from net investment income ($)  (0.48)     (0.56)     (0.52)    (0.48)    (0.55)
        Distributions from capital gains ($)      (0.10)     (0.06)     (0.01)     --        --
                                                  -----      -----      -----     -----     -----
Total distributions ($)                           (0.58)     (0.62)     (0.53)    (0.48)    (0.55)
                                                  -----      -----      -----     -----     -----
Net asset value, end of year ($)                   6.42       5.79       5.93      5.98      6.58
                                                  =====      =====      =====     =====     =====
Total return (%)(3)                               10.76(4)    0.89      12.06      9.35     20.02

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)          67,337    117,767    185,735   259,077   345,797
Expense ratio (%)                                  1.93(5)    1.98       1.92      1.85      1.85
Ratio of net investment income
to average net assets (%)                         10.32(5)    9.65       7.95      9.01      8.36
Portfolio turnover rate (%)                       24.36      31.55      56.47     81.75     70.53

                                                                  Class C
(formerly Class D)
                                                       ----------------------------------------------------
                                                                     Years ended March 31
Per Share Data                                         1994(2)    1995(1)    1996(1)   1997(1)   1998(1)
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                 6.34       6.42       5.79      5.93      5.99
                                   --                  ----       ----       ----      ----      ----
        Net investment income ($)                      0.51       0.58       0.46      0.54      0.53
        Net realized and unrealized gain (loss)
        on investments, foreign currency and
        forward contracts ($)                          0.15      (0.59)      0.21     (0.00)     0.62
                                   --                  ----       ----       ----      ----      ----
Total from investment operations ($)                   0.66      (0.01)      0.67      0.54      1.15
                                   --                  ----       ----       ----      ----      ----
        Dividends from net investment income ($)      (0.48)     (0.56)     (0.52)    (0.48)    (0.55)
        Distributions from capital gains ($)          (0.10)     (0.06)     (0.01)      --        --
                                   --                  ----       ----       ----      ----      ----
Total distributions ($)                               (0.58)     (0.62)     (0.53)    (0.48)    (0.55)
                                   --                  ----       ----       ----      ----      ----
Net asset value, end of year ($)                       6.42       5.79       5.93      5.99      6.59
                                                       ====      =====       ====     =====     =====
Total return (%)(3)     10.74(4)                       0.88      12.05       9.52     19.99     11.67(4)
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)               2,661      6,766     15,262    28,488    34,586
Expense ratio (%)                                      1.93(5)    1.98       1.92      1.85      1.85

Ratio of net investment income
to average net assets (%)                             10.32(5)    9.81       7.91      9.09      8.35
Portfolio turnover rate (%)                           24.36      31.55      56.47     81.75     70.53

                                                                  Class S
(formerly Class C)
                                                        -------------------------------------------------
                                                                      Years ended March 31
Per Share Data                                          1994(2)   1995(1)   1996(1)   1997(1)   1998(1)
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                  6.34      6.42      5.78      5.92      5.98
                                                       -----     -----     -----     -----     -----
        Net investment income ($)                       0.57      0.64      0.53      0.61      0.59
        Net realized and unrealized gain (loss)
        on investments, foreign currency and
        forward contracts ($)                           0.14     (0.60)     0.20     (0.01)     0.63
                                                       -----     -----     -----     -----     -----
Total from investment operations ($)                    0.71      0.04      0.73      0.60      1.22
                                                       -----     -----     -----     -----     -----
        Dividends from net investment income ($)       (0.53)    (0.62)    (0.58)    (0.54)    (0.62)
        Distributions from capital gains ($)           (0.10)    (0.06)    (0.01)      --        --
                                                       -----     -----     -----     -----     -----
Total distributions ($)                                (0.63)    (0.68)    (0.59)    (0.54)    (0.62)
                                                       -----     -----     -----     -----     -----
Net asset value, end of year ($)                        6.42      5.78      5.92      5.98      6.58
                                                       =====     =====     =====     =====     =====
Total return (%)(3)     10.74(4)                       11.67(4)   1.73     13.19     10.63     21.22
Ratios/Supplemental Data
Net assets at end of year ($ thousands)                  851     2,579     3,840     6,255     7,860
Expense ratio (%)                                       0.93(5)   0.98      0.92      0.85      0.85

Ratio of net investment income
to average net assets (%)                              11.32(5)  10.85      8.97     10.04      9.36
Portfolio turnover rate (%)                            24.36     31.55     56.47     81.75     70.53

(1) Per-share figures have been calculated using the average shares method.

(2)  June 1, 1993 (commencement of share class designations) to March 31, 1994.

(3)  Does not reflect any front-end or contingent deferred sales charges.

(4)  Not annualized.

(5)  Annualized.

28                                    NOTES
--------------------------------------------------------------------------------

                                      NOTES                                   29
--------------------------------------------------------------------------------

[sidebar text]------------------------------------------------------------------

If you have questions about the fund or would like to request a free copy of the current annual/semiannual report or SAI, contact State Street Research or your financial professional.

[logo: State Street Research]

Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

You can also obtain information about the fund, including the SAI and certain other fund documents, on the Internet at www.sec.gov, in person at the SEC's Public Reference Room in Washington, DC (telephone 1-800-SEC-0330) or by mail by sending your request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009.


prospectus
-----------------------------------
SEC File Number: 811-4559

[end sidebar text]--------------------------------------------------------------


                           FOR ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

You can find additional information on the fund's structure and its performance in the following documents:

ANNUAL/SEMIANNUAL REPORTS While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

STATEMENT OF ADDITIONAL INFORMATION (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. It also includes the most recent annual report and the independent accountants' report. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

Ticker Symbols
-----------------------
Class A         SSAMX
Class B         SSRMX
Class C         SSMDX
Class S         SSMCX

                                                              < XX-000X-000 XXX>
                                       <Control Number: 0000-000000(0000)SSR-LD>

[logo: State Street Research]

MANAGED ASSETS


[photo: Custom House, Boston]

[sidebar text]------------------------------------------------------------------

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the SEC has not judged them for investment merit and does not guarantee the accuracy or adequacy of the information in this prospectus. Anyone who informs you otherwise is committing a federal crime.

[end sidebar text]--------------------------------------------------------------

An asset allocation fund investing in a dynamic mix of stocks, bonds and other securities.

Prospectus
August 1, 1998

                                    CONTENTS
--------------------------------------------------------------------------------

         2           THE FUND
         2           Goal and Strategies
         3           Principal Risks
         6           Volatility and Performance
         8           Investor Expenses
        10           Investment Management
        11           YOUR INVESTMENT
        11           Opening an Account
        11           Choosing a Share Class
        15           Dealer Compensation
        16           Buying and Selling Shares
        20           Account Policies
        22           Distributions and Taxes
        23           Investor Services
        24           OTHER INFORMATION
        24           Other Securities and Risks
        26           Financial Highlights
        Back Cover   For Additional Information

                                                                               1
                                                                           -----

[graphic: Looking through magnifying glass at paper]

WHO MAY WANT TO INVEST

State Street Research Managed Assets is designed for investors who seek one or more of the following:

[bullet] a foundation for a long-term portfolio

[bullet] professional asset allocation within a single fund

[bullet] a fund that is highly diversified

The fund is NOT appropriate for investors who:

[bullet] want to avoid even moderate volatility or possible losses

[bullet] are seeking either maximum growth or high income

[bullet] are making short-term investments

[bullet] are investing emergency reserve money


[sidebar text]------------------------------------------------------------------


The fund's shares will rise and fall in value. There is a risk that you could lose money by investing in the fund.

The fund cannot be certain that it will achieve its goal.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

[end sidebar text]--------------------------------------------------------------

2                                   THE FUND
--------------------------------------------------------------------------------

[graphic: Chess-piece: Knight]

GOAL AND STRATEGIES

FUNDAMENTAL GOAL The fund seeks a high total return while attempting to limit investment risk and preserve capital.

PRINCIPAL STRATEGIES In managing its portfolio, the fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and money market instruments. Drawing on its analysis of financial trends and market conditions, the investment manager monitors and adjusts those allocations from time to time. The fund has wide flexibility in the relative weightings given to each category; however, it intends to remain diversified across categories.

The assets allocated to the stock and bond categories undergo a further allocation process. The portfolio manager assigns varying percentages to individual investment team members. Some team members are responsible for particular types of stock investments, such as stocks of larger companies, smaller companies, companies that appear to be trading below their true worth or international companies.

                                                                               3
                                                                           -----

Other members are responsible for various types of bond investments, such as investment grade securities, junk bonds (at the time of purchase, in Standard & Poor's BB or B major rating categories or Moody's Ba or B major rating categories, or their unrated equivalents) and international debt. The fund reserves the right to invest up to 25% of total assets in junk bonds.

Based on its economic outlook, the fund may allocate a portion of its investments to inflation-responsive securities: securities that tend to appreciate when inflation rates increase.

These may include stocks of energy and natural resource companies, commodities and precious metals.

The fund generally does not invest substantially in money market instruments, such as high-quality short-term U.S. securities. However, it will hold cash for defensive purposes during unusual market conditions or to maintain liquidity.

For more information about the fund's investments and practices, see page 24.


[graphic: Traffic sign: arrows indicate fork in road, one with a sharp u-turn]

PRINCIPAL RISKS

Because the fund pursues an asset allocation strategy, its major risks include the risk that the fund will not correctly anticipate the relative performance of different asset categories over specific periods. In such cases, the fund may underperform other types of asset allocation investments or other types of investments in general.

To the extent that the fund invests in stocks, it takes on the risks of stock investing, including sudden, unpredictable drops in value and the potential for lackluster performance.

In addition, certain categories of stocks may involve particular types of risk.

4                            THE FUND CONTINUED
--------------------------------------------------------------------------------


Growth stocks generally are more sensitive to market movements, in part because their prices tend to reflect future expectations. Smaller company stocks also tend to be more sensitive to market movements, usually because they may be thinly traded or the companies may be less able to withstand hard times. Larger, more established companies may be unable to respond as quickly to competitive challenges. Stocks that appear to be trading below their true worth may not achieve their expected values because the factors causing them to be underpriced do not change.

To the extent that the fund invests in bonds, it takes on the risks of bond investing, including the tendency of prices to fall when interest rates rise. This risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, causing a loss for the fund. Junk bonds have a higher risk of default than investment grade bonds, are more affected by the financial health of the issuer and the economy generally, and their market prices can be more volatile.

Foreign securities present risks beyond those of U.S. securities. They are generally more volatile and less liquid than their U.S. counterparts. Moreover, changes in currency exchange rates have the potential to reduce or eliminate certain gains achieved in securities markets or create net losses. These risks are usually higher for investments in less developed markets.

Inflation-responsive investments may not fully compensate for the effects of inflation. Stocks of energy and natural resource companies usually are affected by variations in the commodities markets.

Because of the fund's management approach, which may include short-term trading, the fund's portfolio turnover rate may be above-average at times for an asset allocation fund. High turnover can increase the fund's brokerage costs and may increase your tax liability.

Information on other securities and risks appears on page 24.

A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

                                                                               5
                                                                           -----
[graphic: Looking through magnifying glass at paper]

THE BENEFITS OF
ASSET ALLOCATION

Asset allocation is a strategy used to apportion investments among categories of assets, such as stocks, bonds and money market instruments. In many instances, various categories will respond differently to economic conditions. To the extent that they do, having a portfolio diversified across multiple categories can help limit volatility by cushioning the impact of poor performance from any one type of investment. Investing across several different asset categories can also enhance long-term performance by capturing the opportunities available in each area at different times.

Through an asset allocation fund, investors can benefit from the experience of a professional manager who analyzes market and economic conditions to identify the most promising asset classes. Some funds take a more structured approach to asset allocation, varying only slightly from their "neutral" proportions of stocks, bonds and money market instruments. Other funds take a "market timer" approach, making dramatic shifts among asset classes in response to short-term market conditions. This fund generally avoids both extremes. It is not bound by any "neutral" allocation and it has no set limits on the percentage of its assets that must be invested in any one category or sector, giving it the ability to adapt to changing markets and invest wherever opportunities appear greatest. On the other hand, the fund tends to avoid large, sudden shifts in the composition of its portfolio, taking a more incremental approach to asset allocation by focusing on longer term market conditions. In addition, this fund has added another category, inflation-responsive investments.

By pursuing an asset allocation strategy through diligent research and active management, the fund is designed to be the cornerstone of an investor's long-term portfolio.

6                          VOLATILITY AND PERFORMANCE
--------------------------------------------------------------------------------


[bar chart graphic]
                                                         Years ended December 31
                                    ---------------------------------------------------------------------
YEAR-BY-YEAR RETURN (CLASS A)       1989    1990    1991    1992    1993    1994    1995    1996    1997
---------------------------------------------------------------------------------------------------------
30%
25%
20%
15%
10%
 5%
 0%
(5%)
(10%)                               17.05   (3.24)  21.04    7.86   22.08  (5.85)   22.75   20.13   16.27



[TRIANGLE POINTING UP] BEST QUARTER: third quarter 1997, up 10.16% [TRIANGLE POINTING DOWN] WORST QUARTER: third quarter 1990, down 6.36%

RETURN FROM 1/1/98 - 3/31/98 (not annualized): up 9.70%

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN

                                                   As of December 31, 1997
                                          ----------------------------------------
                                          1 YEAR       5 YEARS     SINCE INCEPTION*
----------------------------------------------------------------------------------
Class A (%)                               11.04         13.48         12.01
Class B (%)                               10.42         13.51         12.16
Class C (%)                               14.38         13.74         12.16
Class S (%)                               16.55         14.78         12.73
S&P 500 Index (%)                         33.35         20.25         18.19
Lehman Brothers Aggregate Bond Index (%)   9.65          7.48          9.32
Lipper Flexible Portfolio Funds Index (%) 18.77         12.93         12.63

[footnote text]
*Since inception (12/29/88)
[end footnote text]

                                                                               7
                                                                           -----
[graphic: Looking through magnifying glass at paper]

UNDERSTANDING
VOLATILITY AND
PERFORMANCE

The chart and table on the opposite page are designed to show two aspects of the fund's track record:

[bullet] YEAR-BY-YEAR TOTAL RETURN shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges. If sales charges had been included, returns would have been less than shown.

[bullet] AVERAGE ANNUAL TOTAL RETURN is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate.

Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

Also included with the fund's average annual returns are three independent measures of performance. Two are unmanaged indices: the S&P 500 (officially, the "Standard & Poor's 500 Composite Stock Price Index") which includes 500 U.S. stocks, and the Lehman Brothers Aggregate Bond Index which includes fixed rate debt issues rated investment grade or higher. The Lipper Flexible Portfolio Funds Index shows the performance of a category of mutual funds with similar goals. The Lipper index shows you how well the fund has done compared to competing funds. While the fund does not seek to match the returns or the volatility of either the S&P 500 index or the Lehman Brothers index, they are good indicators of general stock and bond market performance, respectively and can be used as rough guides when gauging the return of this and other investments. When making comparisons, keep in mind that none of the indices includes the effects of sales charges. Also, even if your portfolio were identical to the S&P 500 or the Lehman Brothers Aggregate Bond Index, your returns would always be lower, because these indices do not include brokerage and administrative expenses.

In both the chart and the table, the returns shown for the fund include performance from before the creation of share classes in 1993. If the returns for Class B and Class C from before 1993 had reflected their current distribution/service (12b-1) fees (as described on page 8), these returns would have been lower.

Keep in mind that past performance is no guarantee of future results.

8                               INVESTOR EXPENSES
--------------------------------------------------------------------------------

                                                        Class descriptions begin on page 11
                                                  -----------------------------------------------
SHAREHOLDER FEES (% of offering price)            Class A      Class B      Class C(1)  Class S(1)
-----------------------------------------------------------------------------------------------
          Maximum front-end sales charge (load)   4.50         0.00         0.00        0.00
          Maximum deferred sales charge (load)    0.00(2)      5.00         1.00        0.00

ANNUAL FUND EXPENSES (% of average net assets)    Class A      Class B      Class C     Class S
-----------------------------------------------------------------------------------------------
          Management fee(3)                         0.74         0.74         0.74        0.74
          Distribution/service (12b-1) fees         0.25         1.00         1.00        0.00
          Other expenses                            0.30         0.30         0.30        0.30
                                                    ----         ----         ----        ----
          Total annual fund operating expenses      1.29         2.04         2.04        1.04
                                                    ====         ====         ====        ====

EXAMPLE   Year                                    Class A      Class B      Class C     Class S
-----------------------------------------------------------------------------------------------
           1                                       $575       $707/$207    $307/$207      $107
           3                                       $841       $940/$640       $640        $331
           5                                     $1,126     $1,298/$1,098   $1,098        $574
          10                                     $1,936        $2,176       $2,369      $1,271

[footnote text]
(1) Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C.

(2)  Except for investments of $1 million or more; see page 13.

(3) Reflects fee schedule which became effective August 1, 1998 as if it had been in place during the fund's previous fiscal year.
[end footnote text]

                                                                               9
                                                                           -----

[graphic: Looking through magnifying glass at paper]

UNDERSTANDING
INVESTOR EXPENSES

The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund:

[bullet] SHAREHOLDER FEES are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

[bullet] ANNUAL FUND EXPENSES are deducted from the fund's assets every year, and are thus paid indirectly by the fund's investors.

[bullet] The EXAMPLE is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For Class B shares, it also assumes the automatic conversion to Class A after eight years.

Where two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. Where there is only one number, the costs would be the same either way.

Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.

10                             THE FUND CONTINUED
--------------------------------------------------------------------------------

[graphic: Rodin's sculpture "The Thinker"]

Investment Management

The fund's investment manager is State Street Research & Management Company. The firm traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $ billion in assets under management (as of [Date] including more than $ billion in mutual funds.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee as compensation. The management fee is 0.75% of the first $500 million of net assets, annually, 0.70% of the next $500 million, and 0.65% of any amount over $1 billion. The investment manager is a subsidiary of Metropolitan Life Insurance Company.

Peter C. Bennett has been responsible for the fund's day-to-day portfolio management since December 1996. An executive vice president and director, he is the chief investment officer for equities and is a member of the management committee. He joined the firm in 1968 and has worked as an investment professional since 1963. Mr. Bennett is supported by an in-house team of investment specialists.

                                 YOUR INVESTMENT                              11
--------------------------------------------------------------------------------

[graphic: Key]

OPENING AN ACCOUNT

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[graphic: pencil and paper]

CHOOSING A SHARE CLASS

The fund offers four share classes, each with its own sales charge and expense structure.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least five years) or Class C shares (if investing for less than five years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through brokers, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

12                          YOUR INVESTMENT CONTINUED
--------------------------------------------------------------------------------

[sidebar text]------------------------------------------------------------------

[graphic: Looking through magnifying glass at paper]

UNDERSTANDING
DISTRIBUTION/SERVICE
FEES

As noted in the descriptions at right, all share classes except Class S have an annual distribution/service fee. This is also called a 12b-1 fee, after the SEC rule that permits this type of fee.

Under its current 12b-1 plan, the fund may pay certain distribution and service fees for these classes out of fund assets. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class (the example on page 8 in this prospectus can be helpful in this regard).

Some of the 12b-1 fee is used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on page 15 shows how these professionals' compensation is calculated

[end sidebar text]--------------------------------------------------------------


CLASS A -- FRONT LOAD

[bullet] Initial sales charge of 4.5% or less

[bullet] Lower sales charges for larger investments; see sales charge schedule on facing page

[bullet] Lower annual expenses than Class B or Class C shares because of lower distribution/service (12b-1) fee of 0.25%

CLASS B -- BACK LOAD

[bullet] No initial sales charge

[bullet] Deferred sales charge of 5% or less on shares you sell within five years

[bullet] Annual distribution/service (12b-1) fee of 1.00%

[bullet] Automatic conversion to Class A shares after eight years, reducing future annual expenses

CLASS C(1) -- LEVEL LOAD

[bullet] No initial sales charge

[bullet] Deferred sales charge of 1%, paid if you sell shares within one year of purchase

[bullet] Lower deferred sales charge than Class B shares

[bullet] Annual distribution/service (12b-1) fee of 1.00%

[bullet] No conversion to Class A shares after eight years, so annual expenses do not decrease

[footnote text]
(1)  Before November 1, 1997, these were designated Class D.
[end footnote text]


CLASS S(2) -- SPECIAL PROGRAMS

[bullet] Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including broker programs with recordkeeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)

[bullet] No sales charges of any kind

[bullet] No distribution/service (12b-1) fees; annual expenses are lower than other share classes

[footnote text]
(2)  Before November 1, 1997, these were designated Class C.
[end footnote text]

                                                                              13
                                                                           -----

SALES CHARGES
CLASS A -- FRONT LOAD

when you invest         this % is               which equals
this amount             deducted                this % of
                        for sales               your net
                        charges                 investment
------------------------------------------------------------
Up to $99,999            4.50                     4.71
$100,000 - $249,999      3.50                     3.63
$250,000 - $499,999      2.50                     2.56
$500,000 - $999,999      2.00                     2.04
$1 million or more              see next column

With Class A shares, you pay a sales charge only when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of 1% of the purchase price of any shares you sell within the first year. Other policies regarding the calculation of the CDSC are the same as for Class B.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (consult your financial professional or your program materials).

CLASS B -- BACK LOAD

                            this % of net asset value
when you sell shares        at the time of purchase (or
in this year after you      of sale, if lower) is deduct-
bought them                 ed from your proceeds
----------------------------------------------------------
Second year                            4.00
Third year                             3.00
Fourth year                            3.00
Fifth year                             2.00
Sixth year or later                    None

With Class B shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for five years or less, as described in the table above. Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the

14                         YOUR INVESTMENT CONTINUED
--------------------------------------------------------------------------------

date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for mandatory retirement distributions or because of disability or death. Consult your financial professional or the State Street Research Service Center.

Class B shares automatically convert to Class A shares after eight years; Class A shares have lower annual expenses.

CLASS C (FORMERLY CLASS D) -- LEVEL LOAD

                           this % of net asset value
when you sell shares       at the time of purchase (or
in this year after you     of sale, if lower) is deduct-
bought them                ed from your proceeds
---------------------------------------------------------
First year                           1.00
Second year or later                 None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for one year or less, as described in the table above. Policies regarding the calculation of the CDSC are the same as for Class B.

Class C shares currently have the same annual expenses as Class B shares, but never convert to Class A shares (with their lower annual expenses).

CLASS S (FORMERLY CLASS C) --
SPECIAL PROGRAMS

Class S shares have no sales charges.

                                                                              15
                                                                           -----

[graphic: check (money)]

DEALER COMPENSATION

Financial professionals who sell shares of State Street Research funds and perform services for fund investors may receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, distribution/service (12b-1) fees and its other resources.

Financial professionals may impose a transaction fee on the purchase or sale of shares by shareholders. The distributor may pay its affiliate MetLife Securities, Inc. additional compensation of up to 0.25% of certain sales or assets.

Maximum Dealer Compensation     Class A     Class B      Class C     Class S
--------------------------------------------------------------------------------
Initial commission (%)           --           4.00        1.00        0.00
Investments up to $100,000 (%)  4.00           --          --          --
$100,000 - $249,999 (%)         3.00           --          --          --
$250,000 - $499,999 (%)         2.00           --          --          --
$500,000 - $999,999 (%)         1.75           --          --          --
First $1-3 million (%)          1.00(1)        --          --          --
Next $2 million (%)             0.50(1)        --          --          --
Next $1 and above (%)           0.25(1)        --          --          --
Annual fee (%)                  0.25          0.25        0.90        0.00

BROKERS FOR PORTFOLIO TRADES

When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.

[footnote text]
(1) If your broker declines this commission, the one-year CDSC on your investment is waived.
[end footnote text]

16                          BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

[graphic: old-fashioned hand-cranked cash register]

POLICIES FOR
BUYING SHARES

Once you have chosen a share class, the next step is to determine the amount you want to invest.

MINIMUM INITIAL INVESTMENTS:

[bullet] $1,000 for accounts that use the Investamatic program

[bullet] $2,000 for Individual Retirement Accounts

[bullet] $2,500 for all other accounts

MINIMUM ADDITIONAL INVESTMENTS:

[bullet] $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

TIMING OF REQUESTS All requests received by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Orders received after 4:00 p.m. will be executed the following day, at that day's closing share price.

WIRE TRANSACTIONS Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. Your bank may charge a fee for wiring money.

                         INSTRUCTIONS FOR BUYING SHARES                       17
--------------------------------------------------------------------------------

                                      To Open an Account                            To Add to an Account

[graphic:        Through a         Consult your financial professional       Consult your financial professional
 brief case]     Professional      or your program materials.                or your program materials.
                 or Program
------------------------------------------------------------------------------------------------------------------
By Mail          [graphic:         Make your check payable to "State         Fill out an investment slip or
                  mailbox]         Street Research Funds." Forward the       indicate the fund name and account
                                   check and your application to State       number on your check. Make your check
                                   Street Research.                          payable to "State Street Research Funds."

                                                                             Forward the check and stub to State
                                                                             Street Research.
------------------------------------------------------------------------------------------------------------------
[graphic:        By Federal        Call to obtain an account number and      Call State Street Research to obtain
 the Capitol     Funds Wire        forward your application to State         a control number. Instruct your bank
 building]                         Street Research. Wire funds using         to wire funds to:
                                   the instructions at right.
                                                                             [bullet] State Street Bank and Trust
                                                                                      Company, Boston, MA

                                                                             [bullet] ABA: 011000028

                                                                             [bullet] BNF: fund name and share
                                                                                      class you want to buy

                                                                             [bullet] AC: 99029761

                                                                             [bullet] OBI: your name and your
                                                                                      account number

                                                                             [bullet] Control: the number given
                                                                                      to you by State Street
                                                                                      Research
------------------------------------------------------------------------------------------------------------------
By Electronic    [graphic:         Verify that your bank is a member of      Call State Street Research to verify
Funds Transfer    electric         the ACH (Automated Clearing House)        that the necessary bank information
(ACH)             plug]            system. Forward your application to       is on file for your account. If it
                                   State Street Research. Please be          is, you may request a transfer with
                                   sure to include the appropriate bank      the same phone call. If not, please
                                   information. Call State Street            ask State Street Research to provide
                                   Research to request a purchase.           you with an EZ Trader application.
------------------------------------------------------------------------------------------------------------------
[graphic:        By Investamatic   Forward your application, with all        Call State Street Research to verify
 front of a                        appropriate sections completed, to        that Investamatic is in place on
 bank building]                    State Street Research, along with a       your account, or to request a form
                                   check for your initial investment         to add it. Investments are automatic
                                   payable to "State Street Research         once Investamatic is in place.
                                   Funds."
------------------------------------------------------------------------------------------------------------------
By Exchange      [graphic:         Call State Street Research or visit       Call State Street Research or visit
                  arrows pointing  our Web site.                             our Web site.
                  in two
                  directions]
------------------------------------------------------------------------------------------------------------------

State Street Research Service Center PO Box 8408, Boston, MA 02266-8408
Call toll-free: 1-800-562-0032 (business days 8:00 a.m.-6:00 p.m., eastern time) Internet www.ssrfunds.com

18                          YOUR INVESTMENT CONTINUED
--------------------------------------------------------------------------------

[graphic: old-fashioned hand-cranked adding machine]

POLICIES FOR
SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS Please submit instructions in writing when any of the following apply:

[bullet] you are selling more than $100,000 worth of shares

[bullet] the name or address on the account has changed within the last 30 days

[bullet] you want the proceeds to go to a name or address not on the account registration

[bullet] you are transferring shares to an account with a different registration or share class

[bullet] you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

         corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document

To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

INCOMPLETE SELL REQUESTS State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

TIMING OF REQUESTS All requests received in good order by State Street Research before 4:00 p.m. eastern time will be executed the same day, at that day's closing share price. Requests received after 4:00 p.m. will be executed the following day, at that day's closing share price.

WIRE TRANSACTIONS Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

SELLING RECENTLY PURCHASED SHARES If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                         INSTRUCTIONS FOR SELLING SHARES                      19
--------------------------------------------------------------------------------
                                   To Sell Some or All of Your Shares

[graphic:        Through a         Consult your financial professional or your program materials.
 brief case]     Professional
                 or Program
-------------------------------------------------------------------------------------------------------------------
By Mail          [graphic:         Send a letter of instruction, an endorsed stock power or share certificates (if
                  mailbox]         you hold certificate shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional
                                   documents, as well as signature guarantees if
                                   required (see facing page).
-------------------------------------------------------------------------------------------------------------------
[graphic:        By Federal        Check with State Street Research to make sure that a wire redemption privilege,
 the Capitol     Funds Wire        including a bank designation, is in place on your account. Once this is
 building]                         established, you may place your request to sell shares with State Street
                                   Research. Proceeds will be wired to your pre-designated bank account. (See "Wire
                                   Transactions" on facing page.)
-------------------------------------------------------------------------------------------------------------------
By Electronic    [graphic:         Check with State Street Research to make sure that the EZ Trader feature,
Funds Transfer    electric         including a bank designation, is in place on your account. Once this is
(ACH)             plug]            established, you may place your request to sell shares with State Street
                                   Research. Proceeds will be sent to your pre-designated bank account.
-------------------------------------------------------------------------------------------------------------------
[graphic:        By Telephone      As long as the transaction does not require a written request (see facing page),
 telephone]                        you or your financial professional can sell shares by calling State Street
                                   Research. A check will be mailed to you on the following business day.

-------------------------------------------------------------------------------------------------------------------
By Exchange      [graphic:         Read the prospectus for the fund into which you are exchanging. Call State arrows pointing  Street Research or visit our Web site.
                  in two
                  directions]
-------------------------------------------------------------------------------------------------------------------
[graphic:        By Systematic     See plan information on page 23.
 calendar]       Withdrawal Plan
-------------------------------------------------------------------------------------------------------------------

State Street Research Service Center PO Box 8408, Boston, MA 02266-8408
Call toll-free: 1-800-562-0032 (business days 8:00 a.m.-6:00 p.m., eastern time) Internet www.ssrfunds.com

20                          YOUR INVESTMENT CONTINUED
--------------------------------------------------------------------------------

[graphic: stack of papers]

ACCOUNT POLICIES

TELEPHONE REQUESTS When you open an account you automatically receive telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges on your account and, with your written permission, redemptions. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

EXCHANGE PRIVILEGES There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or, depending on the circumstances, may deduct an annual maintenance fee (currently $18).

                                                                              21
                                                                           -----

THE FUND'S BUSINESS HOURS The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

CALCULATING SHARE PRICE The fund calculates its share price every business day at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. eastern time). The share price is the fund's total assets minus its liabilities (net asset value, or NAV) divided by the number of existing shares.

In calculating its NAV, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair-value estimates instead.

Because foreign securities markets are sometimes open on different days from U.S. markets, there may be instances when the fund's share price changes on days when you cannot buy or sell fund shares.

REINSTATING RECENTLY SOLD SHARES For 120 days after you sell shares, you have the right to "reinstate" your investment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.

ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

[bullet] The fund may vary its requirements for initial or additional investments, exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs

[bullet] All orders to purchase shares are subject to acceptance by the fund

[bullet] At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

[bullet] To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

22                          YOUR INVESTMENT CONTINUED
--------------------------------------------------------------------------------

[sidebar text]------------------------------------------------------------------

[graphic: Looking through magnifying glass at paper]

TAX CONSIDERATIONS

Unless your investment is in a tax-deferred account, you may want to avoid:

[bullet] investing a large amount in the fund close to the end of the fiscal year or a calendar year (if the fund makes a capital gains distribution, you will receive some of your investment back as a taxable distribution)

[bullet] selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after such sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss)

[end sidebar text]--------------------------------------------------------------


[graphic: "Uncle Sam"]

DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund typically distributes any net income to shareholders four times a year. Net capital gains, if any, are distributed around the end of the fund's fiscal year, which is March 31. To comply with tax regulations, the fund may also pay an additional capital gains distribution in December.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS In general, any dividends and short-term capital gains distributions you receive from the fund are taxable as ordinary income. Distributions of other capital gains are generally taxable as capital gains -- in most cases, at different rates from those that apply to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares or whether you reinvest your distributions.

                                                                              23
                                                                           -----

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year.

The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

[graphic: shaking hands]

INVESTOR SERVICES

INVESTAMATIC PROGRAM Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments.

SYSTEMATIC WITHDRAWAL PLAN This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 8% of your fund assets a year without incurring any contingent deferred sales charges. Certain terms and minimums apply.

EZ TRADER This service allows you to purchase or sell fund shares over the telephone through the ACH (Automated Clearing House) system.

DIVIDEND ALLOCATION PLAN This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

AUTOMATIC BANK CONNECTION This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

RETIREMENT PLANS State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees.

Call 1-800-562-0032 for information on any of the services described above.

24                              OTHER INFORMATION
--------------------------------------------------------------------------------

[graphic: securities certificates]

OTHER SECURITIES
AND RISKS

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 2. Below are brief descriptions of other securities and practices, along with their associated risks.

RESTRICTED AND ILLIQUID SECURITIES Any securities that are thinly traded or whose resale is restricted can be difficult to sell as a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

SECURITIES RATINGS When securities are rated by one or more independent rating agencies, the fund uses these ratings to determine credit quality. In cases where a security is rated in conflicting categories by different rating agencies, the fund may choose to follow the higher rating. If a rating agency downgrades a security, the fund will determine whether to hold or sell the security.

                                                                              25
                                                                           -----

FOREIGN INVESTMENTS Foreign securities are generally more volatile than their domestic counterparts, in part because of higher political and economical risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries. The fund may use foreign currencies and related instruments to hedge its foreign investments.

DERIVATIVES Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. The fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. The fund may also use derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

SECURITIES LENDING The fund may seek additional income by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the fund could lose money.

WHEN-ISSUED SECURITIES The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

YEAR 2000 The investment manager does not currently anticipate that computer problems related to the year 2000 will have a material effect on the fund. However, there can be no assurances in this area, including the possibility that year 2000 computer problems could negatively affect communication systems, investment markets or the economy in general.

26                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These highlights are intended to help you understand the fund's performance over the past five years. The information in these tables has been audited by Price Waterhouse LLP, the fund's independent accountants. Total return figures assume reinvestment of all distributions.

                                                                                  Class A
                                                      --------------------------------------------------------------
                                                                            Years ended March 31
Per Share Data                                        1994          1995          1996(1)      1997(1)       1998(1)
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                8.94          8.94          8.76         10.29         10.40
                                                     -----         -----         -----         -----         -----
        Net investment income ($)*                    0.22          0.27          0.23          0.21          0.22
        Net realized and unrealized gain (loss)
        on investments, foreign currency and
        forward contracts ($)                         0.72         (0.14)         1.72          1.05          2.61
                                                     -----         -----         -----         -----         -----
Total from investment operations ($)                  0.94          0.13          1.95          1.26          2.83
                                                     -----         -----         -----         -----         -----
        Dividends from net investment income ($)     (0.22)        (0.17)        (0.26)        (0.28)        (0.23)
        Distributions from capital gains ($)         (0.72)        (0.14)        (0.16)        (0.87)        (1.40)
                                                     -----         -----         -----         -----         -----
Total distributions ($)                              (0.94)        (0.31)        (0.42)        (1.15)        (1.63)
                                                     -----         -----         -----         -----         -----
Net asset value, end of year ($)                      8.94          8.76         10.29         10.40         11.60
                                                     =====         =====         =====         =====         =====
Total return (%)(3)                                  10.96          1.52         22.55         12.49         29.62

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)            166,011       181,358       207,713       244,348       330,421
Expense ratio (%)*                                    1.25          1.25          1.25          1.25          1.25
Ratio of net investment income
to average net assets (%)*                            2.75          3.11          2.34          2.02          1.96
Portfolio turnover rate (%)                         105.17         89.58        109.20        108.41        133.30

*Reflects voluntary reduction of
expenses per share of these amounts ($)               0.02          0.03          0.02          0.01          0.00

                                                                                  Class B
                                                      --------------------------------------------------------------
                                                                           Years ended March 31
Per Share Data                                        1994(2)       1995          1996(1)      1997(1)       1998(1)
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                8.78          8.92          8.74         10.25         10.37
                                                     -----         -----         -----         -----         -----
        Net investment income ($)*                    0.16          0.20          0.15          0.13          0.13
        Net realized and unrealized gain (loss)
        on investments, foreign currency and
        forward contracts ($)                         0.39         (0.13)         1.71          1.06          2.59
                                                     -----         -----         -----         -----         -----
Total from investment operations ($)                  0.55          0.07          1.86          1.19          2.72
                                                     -----         -----         -----         -----         -----
        Dividends from net investment income ($)     (0.18)        (0.11)        (0.19)        (0.20)        (0.14)
        Distributions from capital gains ($)         (0.23)        (0.14)        (0.16)        (0.87)        (1.40)
                                                     -----         -----         -----         -----         -----
Total distributions ($)                              (0.41)        (0.25)        (0.35)        (1.07)        (1.54)
                                                     -----         -----         -----         -----         -----
Net asset value, end of year ($)                      8.92          8.74         10.25         10.37         11.55
                                                     =====         =====         =====         =====         =====
Total return (%)(3)                                   6.26(4)       0.82         21.48         11.76         28.53

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)             83,244       152,251       193,272       251,518       368,975
Expense ratio (%)*                                    2.00(5)       2.00          2.00          2.00          2.00
Ratio of net investment income
to average net assets (%)*                            2.03(5)       2.38          1.59          1.27          1.21
Portfolio turnover rate (%)                         105.17         89.58        109.20        108.41        133.30

*Reflects voluntary reduction of
expenses per share of these amounts ($)               0.03          0.03          0.02          0.01          0.00

Class C (formerly Class D)
                                                      --------------------------------------------------------------
                                                                              Years ended March 31
Per Share Data                                        1994(2)       1995          1996(1)       1997(1)      1998(1)
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                8.78          8.93          8.75         10.27         10.38
                                                     -----         -----         -----         -----         -----
        Net investment income ($)*                    0.16          0.20          0.15          0.13          0.13
        Net realized and unrealized gain (loss)
        on investments, foreign currency and
        forward contracts ($)                         0.40         (0.13)         1.72          1.05          2.60
                                                     -----         -----         -----         -----         -----
Total from investment operations ($)                  0.56          0.07          1.87          1.18          2.73
                                                     -----         -----         -----         -----         -----
        Dividends from net investment income ($)     (0.18)        (0.11)        (0.19)        (0.20)        (0.14)
        Distributions from capital gains ($)         (0.23)        (0.14)        (0.16)        (0.87)        (1.40)
                                                     -----         -----         -----         -----         -----
Total distributions ($)                              (0.41)        (0.25)        (0.35)        (1.07)        (1.54)
                                                     -----         -----         -----         -----         -----
Net asset value, end of year ($)                      8.93          8.75         10.27         10.38         11.57
                                                     =====         =====         =====         =====         =====
Total return (%)(3)                                   6.31(4)       0.82         21.54         11.64         28.59

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)              7,117        12,772        13,061        17,485        23,807
Expense ratio (%)*                                    2.00(5)       2.00          2.00          2.00          2.00
Ratio of net investment income
to average net assets (%)*                            2.03(5)       2.39          1.60          1.26          1.21
Portfolio turnover rate (%)                         105.17         89.58        109.20        108.41        133.30

*Reflects voluntary reduction of
expenses per share of these amounts ($)               0.03          0.03          0.02          0.01          0.00


                                                                        Class S
(formerly Class C)
                                                      --------------------------------------------------------------
                                                                           Years ended March 31
Per Share Data                                       1994(2)        1995          1996(1)       1997(1)        1998(1)
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ($)                8.78          8.95          8.77         10.29         10.40
                                                     -----         -----         -----         -----         -----
        Net investment income ($)*                    0.21          0.29          0.25          0.24          0.25
        Net realized and unrealized gain (loss)
        on investments, foreign currency and
        forward contracts ($)                         0.43         (0.14)         1.71          1.05          2.60
                                                     -----         -----         -----         -----         -----
Total from investment operations ($)                  0.64          0.15          1.96          1.29          2.85
                                                     -----         -----         -----         -----         -----
        Dividends from net investment income ($)     (0.24)        (0.19)        (0.28)        (0.31)        (0.25)
        Distributions from capital gains ($)         (0.23)        (0.14)        (0.16)        (0.87)        (1.40)
                                                     -----         -----         -----         -----         -----
Total distributions ($)                              (0.47)        (0.33)        (0.44)        (1.18)        (1.65)
                                                     -----         -----         -----         -----         -----
Net asset value, end of year ($)                      8.95          8.77         10.29         10.40         11.60
                                                     =====         =====         =====         =====         =====
Total return (%)(3)                                   7.27(4)       1.77         22.70         12.77         29.93

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)             21,434        25,803        19,548        21,263        26,648
Expense ratio (%)*                                    1.00(5)       1.00          1.00          1.00          1.00
Ratio of net investment income
to average net assets (%)*                            3.03(5)       3.37          2.59          2.26          2.21
Portfolio turnover rate (%)                         105.17         89.58        109.20        108.41        133.30

*Reflects voluntary reduction of
expenses per share of these amounts ($)               0.02          0.03          0.02          0.01          0.00

[footnote text]

(1) Per-share figures have been calculated using the average shares method.
(2)  June 1, 1993 (commencement of share class designations) to March 31, 1994.
(3) Does not reflect any front-end or contingent deferred sales charge. Total return would be lower if the distributor and its affiliates had not voluntarily assumed a portion of the fund's expenses.

(4)  Not annualized.

(5)  Annualized.

[end of footnote text]

28                                    NOTES
--------------------------------------------------------------------------------

                                      NOTES                                   29
--------------------------------------------------------------------------------

[sidebar text]------------------------------------------------------------------

If you have questions about the fund or would like to request a free copy of the current annual/semiannual report or SAI, contact State Street Research or your financial professional.

[logo: State Street Research]

Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

You can also obtain information about the fund, including the SAI and certain other fund documents, on the Internet at www.sec.gov, in person at the SEC's Public Reference Room in Washington, DC (telephone 1-800-SEC-0330) or by mail by sending your request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009.


prospectus
-----------------------------------
SEC File Number: 811-4559

[end sidebar text]--------------------------------------------------------------


                           FOR ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

You can find additional information on the fund's structure and its performance in the following documents:

ANNUAL/SEMIANNUAL REPORTS While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

STATEMENT OF ADDITIONAL INFORMATION (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. It also includes the most recent annual report and the independent accountants' report. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

Ticker Symbols
-----------------------
Class A         SSAMX
Class B         SSRMX
Class C         SSMDX
Class S         SSMCX

                                                              < XX-000X-000 XXX>
                                       <Control Number: 0000-000000(0000)SSR-LD>

                     State Street Research High Income Fund
                                   a series of
                       State Street Research Income Trust

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 1998

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

INVESTMENT OBJECTIVE..............................................................................................1

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS...................................................................1

ADDITIONAL INFORMATION CONCERNING
         CERTAIN RISKS AND INVESTMENT TECHNIQUES..................................................................3

DEBT INSTRUMENTS AND
         PERMITTED CASH INVESTMENTS..............................................................................14

THE TRUST, THE FUND AND ITS SHARES...............................................................................21

TRUSTEES AND OFFICERS............................................................................................23

MANAGEMENT OF THE FUND AND INVESTMENT ADVISORY SERVICES..........................................................28

PURCHASE AND REDEMPTION OF SHARES................................................................................29

SHAREHOLDER ACCOUNTS.............................................................................................34

NET ASSET VALUE..................................................................................................38

PORTFOLIO TRANSACTIONS...........................................................................................39

DISTRIBUTIONS AND CERTAIN TAX MATTERS............................................................................43

DISTRIBUTION OF SHARES OF THE FUND...............................................................................46

CALCULATION OF PERFORMANCE DATA..................................................................................50

CUSTODIAN........................................................................................................55

INDEPENDENT ACCOUNTANTS..........................................................................................55

FINANCIAL STATEMENTS.............................................................................................55

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research High Income Fund (the "Fund") dated August 1, 1998, which may be obtained without charge from the offices of State Street Research Income Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

CONTROL NUMBER: [1285G-970829(0998)SSR-LD                          HI-879D-897]

                              INVESTMENT OBJECTIVE

         As set forth under "The Fund--Goal and Strategies--Fundamental Goal" in the Prospectus of State Street Research High Income Fund (the "Fund"), the Fund's investment goal, which is to seek, primarily, high current income and, secondarily, capital appreciation, from investments in fixed income securities, is fundamental and may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.)


                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS


         As set forth under "The Fund--Principal Risks" and "Other Information--Other Securities and Risks" in the Fund's Prospectus, the Fund has adopted certain investment restrictions, and those investment restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed by a vote of a majority of the Trustees of the Trust.

         The Fund's fundamental investment restrictions are set forth below. Under these restrictions, it is the Fund's policy:


         (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

         (2)      not to issue senior securities;

         (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in a syndicate or group, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and
                  (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be a selling shareholder in an offering or deemed to be an underwriter under certain federal securities laws;

         (4)      not to purchase or sell real estate in fee simple;

         (5) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes, bills and any other debt-related instruments or interests (and enter into repurchase agreements with respect thereto);

         (6) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies, shall not be deemed investments in commodities or commodities contracts;

         (7) not to invest in oil, gas or other mineral exploration programs (provided that the Fund may invest in securities which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

         (8) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of nongovernment-related issuers principally engaged in any one industry, as described in the Fund's Prospectus or Statement of Additional Information, as amended from time to time; and

         (9) not to borrow money (through reverse repurchase agreements or otherwise) except for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 10% of the value of its total assets, provided that reverse repurchase agreements shall not exceed 5% of its total assets, and provided further that additional investments will be suspended during any period when borrowing exceeds 5% of total assets. Reverse repurchase agreements occur when the Fund sells money market securities and agrees to repurchase such securities at an agreed-upon price, date and interest payment. The Fund would use the proceeds from the transaction to buy other money market securities, which are either maturing or under the terms of a resale agreement, on the same day as (or day prior to) the expiration of the reverse repurchase agreement, and would employ a reverse repurchase agreement when interest income from investing the proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction.


         The following investment restrictions may be changed by a vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:

         (1) not to purchase securities on margin, make a short sale of any securities or purchase or deal in puts, calls, straddles or spreads with respect to any security, except in connection with the purchase or writing of options, including options on financial futures, and futures contracts to the extent set forth in the Trust's Prospectus and Statement of Additional Information;


         (2) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings and then not in excess of 15% of the Fund's net assets, taken at cost (for the purpose of this restriction financial futures, options on financial futures and forward currency exchange contracts are not deemed to involve a pledge of assets);

         (3) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange;

         (4) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments; and

         (5) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days).

                        ADDITIONAL INFORMATION CONCERNING
                     CERTAIN RISKS AND INVESTMENT TECHNIQUES

Derivatives

         The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by State Street Research & Management Company, the Fund's Investment Manager (the "Investment Manager"), to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

         Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

         The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts.

         Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

         The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

Options.

         The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

         The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.


         Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Options on Futures Contracts.


         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.




Limitations and Risks of Options and Futures Activity.

         The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such non-hedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

         As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

        Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

         Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Zero and Step Coupon Securities

         Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus, in the case of a step coupon, any fixed rate interest income. Zero and step coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The amount of the discount fluctuates with the market value of such securities, which may be more volatile than that of securities which pay interest at regular intervals.

Swap Arrangements

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below, although the Fund does not presently expect to invest more than 5% of its net assets in such items. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

         The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission (the "CFTC") for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S.

Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets.

When-Issued Securities

         The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Restricted Securities

         It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 50% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

         Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Foreign Investments

         The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). Under current policy, however, the Fund limits such investments, including ADRs, EDRs and GDRs, to a maximum of 20% of its total investments.

         ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued in one country which also evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. GDRs are designed for use when the issuer is raising capital in more than one market simultaneously, such as the issuer's local market and the U.S., and have been used to overcome local selling restrictions to foreign investors. In addition, many GDRs are eligible for book-entry settlement through Cedel, Euroclear and DTC. The underlying securities are not always denominated in the same currency as the ADRs, EDRs or GDRs. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

         ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

         The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

         These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economies that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies.

Currency Transactions

         The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Securities Lending

         The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, repurchase agreements or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

         The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

Short-Term Trading

         The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

Temporary and Defensive Investments

         The Fund may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of high-quality instruments in which the Fund may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

Industry Classifications


         In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed--Mortgages" includes private pools of nongovernment backed mortgages.


Aerospace                          Electronic Components         Oil Service
Airline                            Electronic Equipment          Paper Products
Asset-backed--Mortgages            Entertainment                 Personal Care
Asset-backed--Credit Card          Financial Service             Photography
  Receivables                      Food & Beverage               Plastics
Automotive                         Forest Products               Printing & Publishing
Automotive Parts                   Gaming & Lodging              Railroad
Bank                               Gas                           Real Estate & Building
Building                           Gas Transmission              Recreation
Business Service                   Grocery                       Retail Trade
Cable                              Healthcare & Hospital         Savings & Loan
Capital Goods & Equipment            Management                  Shipping & Transportation
Chemical                           Hospital Supply               Technology & Communications
Computer Software & Service        Hotel & Restaurant            Telephone
Conglomerate                       Insurance                     Textile & Apparel
Consumer Goods & Services          Machinery                     Tobacco
Container                          Media                         Truckers
Cosmetics                          Metal & Mining                Trust Certificates--Government
Diversified                        Office Equipment                Related Lending
Drug                               Oil Production
Electric                           Oil Refining &
Electrical Equipment               Marketing

Computer-Related Risks

         Many mutual funds and other companies that issue securities, as well as government entities upon whom those mutual funds and companies depend, may be adversely affected by computer systems (whether their own systems or systems of their service providers) that do not properly process dates beginning with January 1, 2000 and information related to those dates. In addition, many funds and other companies, especially those funds and companies that do business in one or more national currencies of the countries in the European Union (the "EU"), may be adversely affected by computer systems that cannot accommodate concurrent references to two currencies, the national currency and the euro (the proposed currency unit of the EU). Beginning on January 1, 1999 and for the three years thereafter, businesses and governments in most EU countries generally must be prepared to conduct their businesses in their national currency and the euro. After such three-year period, they must conduct their businesses only in the euro.

         The euro conversion presents additional risks for the Fund to the extent that it invests in securities denominated in a national currency that eventually will be replaced by the euro. For example, trading, accounting and other administrative systems must be able to reflect exchange rates between a national currency of an EU member and the euro and to redenominate outstanding tradeable debt securities into the euro in accordance with specific technical requirements.

           The Investment Manager currently is in the process of reviewing its internal computer systems as they relate to the Fund, as well as the computer systems of those service providers upon which the Fund relies, in order to obtain reasonable assurances that the Fund will not experience a material adverse impact related to either problem. The Fund does not currently anticipate that either problem will have a material adverse impact on its portfolio investments, taken as a whole. There can be no assurances in either area, however, including the possibility that either or both problems could negatively affect the investment markets or the economy generally.


                              DEBT INSTRUMENTS AND
                           PERMITTED CASH INVESTMENTS


         The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

Managing Volatility.

         In administering the Funds' investments, the Investment Manager attempts to manage the volatility of the Fund's portfolio of debt securities by managing the duration and weighted average maturity of those securities.

         Duration is an indicator of the expected volatility of a bond portfolio's net asset value in response to changes in interest rates. In calculating duration, the fund measures the average time required to receive all cash flows associated with those debt securities -- representing payments of principal and interest -- by considering the timing, frequency and amount of payment expected from each portfolio debt security. The higher the duration, the greater the gains and losses when interest rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S. government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.

         The Investment Manager may use several methods to manage the duration of the Fund's portfolio of debt securities in order to increase or decrease its exposure to changes in interest rates. First, the Investment Manager may adjust duration by adjusting the mix of debt securities held by the Fund. For example, if the Investment Manager intends to shorten duration, it may sell debt instruments that individually have a long duration and purchase other debt instruments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the security give the issuer of the security the right to call the security prior to maturity. Second, the Investment Manager may adjust duration using derivative transactions, especially with interest rate futures and options contracts. For example, if the Investment Manager wants to lengthen the duration of a Fund's portfolio of debt securities, it could purchase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, the Investment Manager may use a technique to extend duration in the event rates rise by writing an out-of-the-money put option and receiving premium income with the expectation that the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading specific portfolio securities.

         Weighted average maturity is another indicator of potential volatility used by the Investment Manager with respect to the Fund's portfolio of debt securities, although for certain types of debt securities, such as high quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average maturity is the average of all maturities of the individual debt securities held by the Fund, weighted by the market value of each security. Generally, the longer the weighted average maturity, the more Fund price will vary in response to changes in interest rates.

U.S. Government and Related Securities.

         U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:


         o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

         o obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

         o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.


         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.


         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

Bank Money Investments.


         Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.


Short-Term Corporate Debt Instruments.


         Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by, among others, (a) corporations and (b) domestic or foreign bank holding companies or their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

Certain Securities Ratings.

Commercial Paper Ratings.

         Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

         Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating "Prime" is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

Rating Categories of Debt Securities.

         Set forth below is a description of S&P corporate bond and debenture rating categories:

         AAA: An obligation rated within the AAA category has the highest rating assigned by S&P. Capacity to meet the financial commitment on the obligation is extremely strong.

         AA: An obligation rated within the AA category differs from the highest rated obligation only in small degree. Capacity to meet the financial obligation is very strong.

         A: An obligation rated within the A category is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet the financial commitment on the obligation is still strong.

         BBB: An obligation rated within the BBB category exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet the financial commitment on the obligation.

         Obligations rated within the BB, B, CCC, CC and C categories are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB: An obligation rated within the BB category is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet the financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B: An obligation rated within the B category is more vulnerable to nonpayment than obligations rated within the BB category, but currently has the capacity to meet the financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet the financial commitment on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: An obligation rated within the CCC category is vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions to meet the financial commitment on the obligation. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to meet the financial commitment on the obligation.

         CC: An obligation rated within the CC category is currently highly vulnerable to nonpayment.

         C: The C rating may be used to cover a situation where a bankruptcy petition has been filed, but payments on this obligation are being continued.

         D: An obligation rated within the D category is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         S&P may attach the "r" symbol to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayments risks-such as interest only (IO) and principal only (PO) mortgage securities; and obligations with unusually risky terms, such as inverse floaters.

         Set forth below is a description of Moody's corporate bond and debenture rating categories:

         Aaa: Bonds which are rated within the Aaa category are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated within the Aa category are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated within the A category possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated within the Baa category are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated within the Ba category are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated within the B category generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated within the Caa category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated within the Ca category represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated within the C category are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

Rating Downgrades.

         In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

                       THE TRUST, THE FUND AND ITS SHARES

         The Fund was organized in 1985 as a separate series of State Street Research Income Trust, a Massachusetts business trust. A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies from the objective and policies of another series. The Trust currently is comprised of two series:
State Street Research High Income Fund and State Street Research Managed Assets. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of each separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class S shares. Prior to

November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

         The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have an adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

         Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

         Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The

Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

     The Fund is an "open-end" management investment company and is a "diversified company" as those terms are defined in the 1940 Act. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.

                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.


         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 59. His principal occupation is currently, and during the past five years has been, Executive Vice President of State Street Research & Management Company. Mr. Bennett is also a Director of State Street Research & Management Company. Mr. Bennett's other principal business affiliations include Director, State Street Research Investment Services, Inc. and Executive Vice President, GFM International Investors, Inc.

         +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 60. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

         +Bartlett R. Geer, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 43. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

         *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 57. Mr. Kallis's principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 71. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with an affiliate of J.P. Morgan & Company in New York.

         +Robert A. Lawrence, 175 Federal Street, Boston, MA 02110, serves as Trustee of the Trust. He is 71. He is retired and was formerly a Partner in Saltonstall & Co., a private investment firm.



-----------------

* or + see footnotes on page 24

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 47. His principal occupation is currently, and during the past five years has been, Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc. and Executive Vice President, Chief Financial Officer, Administrative Officer and Director, GFM International Investors, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 42. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company, Senior Vice President of State Street Research Investment Services, Inc. and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Executive Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc. and Executive Vice President and General Counsel, GFM International Investors, Inc.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 66. He is retired and was formerly Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 60. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
60. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 44. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliation is Director of State Street Research Investment Services, Inc.



-----------------

* or + see footnotes on page 24

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 55. His principal occupation is currently, and during the past five years has been, Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc. and (until February 1996, prior positions as President and Chief Executive Officer of that company) and Chairman of the Board, President, Chief Executive Officer and Director of GFM International Investors, Inc.


-----------------

*These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its parent, Metropolitan Life Insurance Company ("Metropolitan"): State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         As of April 30, 1998, the Trustees and principal officers of the Trust as group owned less than 1% of the Fund's outstanding Class A shares and owned no shares of the Fund's outstanding Class B, Class C or Class S shares.

         Also as of April 30, 1998, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                                 Shareholder                                              %
                                 -----------                                              -
Class B                  Merrill Lynch                                                   18.6

Class C (a)              Merrill Lynch                                                   47.2

Class S (a)              Chase Manhattan Bank                                            44.0
                         Andover Newton Theological School                                9.7
                         State Street Bank and Trust Company                              6.9


         The full name and address of each of the above persons or entities are as follows:


Merrill Lynch, Pierce, Fenner & Smith, Inc. (b)
4800 Deerlake Drive East
Jacksonville, FL 32246

Chase Manhattan Bank, N.A. (b)(c)
770 Broadway
New York, NY 10003

Andover Newton Theological School
c/o State Street Research Service Center
One Financial Center
Boston, MA 02111

State Street Bank and Trust Company (b)(d)
225 Franklin Street
Boston, MA 02110

--------------------

(a) Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

(b) The Fund believes that each named record holder does not have beneficial ownership of such shares.

(c) The Chase Manhattan Bank holds such shares as a trustee under certain employee benefit plans serviced by Metropolitan Life Insurance Company.

(d) Includes shares owned by the indicated holder of record for the benefit of named owners who may separately own less than 5% of the share class.


         The Trustees were compensated as follows:


-------------------------------------------------------------------------------------------------------------------
                                                                                      Total
                                                                                  Compensation
                                             Aggregate                           From Trust and
        Name of                            Compensation                           Complex Paid
        Trustee                            From Trust(a)                         to Trustees(b)
-------------------------------------------------------------------------------------------------------------------

Steve A. Garban                           $      7,600                            $      75,899
Malcolm T. Hopkins                        $      8,000                            $      78,499
Edward M. Lamont                          $      7,400                            $      68,741
Robert A. Lawrence                        $      8,200                            $      93,125
Dean O. Morton                            $      8,600                            $      97,125
Toby Rosenblatt                           $      8,200                            $      68,741
Michael S. Scott Morton                   $      9,200                            $     103,625
Ralph F. Verni                            $          0                            $           0

--------------------

(a) For the Fund's fiscal year ended March 31, 1998. See "The Trust, the Fund and its Shares" in this Statement of Additional Information for a listing of series.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager or its parent, Metropolitan served as investment adviser. "Total Compensation from Trust and Complex Paid to Trustees" for the 12 months ended December 31, 1997. The Trust does not provide any pension or retirement benefits for the Trustees.

             MANAGEMENT OF THE FUND AND INVESTMENT ADVISORY SERVICES

         Under the provisions of the Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities.

         The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan").

         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.60% on the first $500 million, 0.55% on the next $500 million, and 0.50% on amounts over $1 billion of the net assets of the Fund.

         The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. For the fiscal years ended March 31, 1996, 1997 and 1998, the Fund's investment advisory fee prior to the assumption of fees or expenses was $5,199,204, $5,911,041, and $6,649,051, respectively.

         The Advisory Agreement provides that it shall continue in effect with respect to the Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under the Code of Ethics of the Investment Manager, investment management personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.


                        PURCHASE AND REDEMPTION OF SHARES


         Shares of the Fund are distributed by State Street Research Investment Services, Inc. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, is set forth under "Your Investment" in the Prospectus. The following supplements that information.

         Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of the close of regular trading on the NYSE on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Class A Shares--Reduced Sales Charges. The reduced sales charges set forth under "Your Investment--Choosing a Share Class" in the Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in
Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and
(v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances.


         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.


         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Other Programs Related to Class A Shares. Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

         In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and person: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

         Conversion of Class B Shares to Class A Shares. A shareholder's Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

         Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof an annual fee, usually 1% with respect to such outstanding shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B and Class C shares without an initial sales charge.

         In determining the applicability and rate of any contingent deferred sales charge of Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

         Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.

         Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.

         Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

         Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

         In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

         Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Investment--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

         Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor.

         Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $100,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

         Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

         Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.

                              SHAREHOLDER ACCOUNTS

         General information on shareholder accounts is included in the Fund's Prospectus under "Your Investment." The following supplements that information.

         Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60-days' notice. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible

Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

         To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

         The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

         The Fund's Open Account System provides the following options:

         1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

                  (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

                  (b) All income dividends and capital gains distributions in cash.

                  (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

         Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

         Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

         Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

         The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Investment--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

         The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

         Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

         Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

         Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

         Telephone Privileges. A shareholder with telephone privileges that are offered with his or her Account (see "Your Investment--Account Policies--Telephone Requests") is deemed to authorize the Service Center and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder or the shareholder's financial professional to redeem or exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. Neither the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager nor the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

         Alternative Means of Contacting the Fund. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800-562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.


                                 NET ASSET VALUE


         The net asset value of the shares of the Fund is determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.


         In determining the values of portfolio assets as provided below, the Trustees may utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.

         The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover


         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The portfolio turnover rates for the fiscal years ended March 31, 1997 and 1998 were 81.75% and 70.53%, respectively.


Brokerage Allocation


         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given by the Investment Manager to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those contained in certain trading systems used for portfolio analysis and modeling and also software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources); and portfolio evaluation services and relative performance of accounts.

         In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. The Investment Manager's investment management personnel conducts internal surveys and uses other methods to evaluate the quality of research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department, which sometimes uses this information as a consideration to the extent described above in the selection of brokers to execute portfolio transactions.

         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of the services to determine the proportion which is allocable to research or investment decision-making and the proportion allocable to other purposes. The Investment Manager pays directly from its own funds for that portion that is allocable to uses other than research or investment decision-making. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.

         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934. Brokerage commissions paid by the Fund in secondary trading during the last three fiscal years ended March 31 were as follows: 1996, $131,397; 1997, $262,173; and 1998, $76,776. The
Investment Manager believes the amount of brokerage commissions paid by the Fund during the fiscal year ended March 31, 1998 was significantly lower than during the previous year because during the fiscal year ended March 31, 1997 relatively more transactions were entered as changes were made to increase the relative weighting of convertible bonds compared to other securities in the portfolio. During and at the end of its most recent fiscal year, the Fund did not hold in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         In some instances, certain clients of the Investment Manager request that it place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Investment Manager generally agrees to honor those requests to the extent practicable. Clients may condition their requests by requiring the Investment Manager only to effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. In other cases, the Investment Manager may be unable to negotiate commissions or obtain volume discounts or best execution. In addition, a disparity may exist among the commissions charged to clients who request the Investment Manager to use particular brokers or dealers, and also between those clients and those who do not make such requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.


         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.


                      DISTRIBUTIONS AND CERTAIN TAX MATTERS


Distributions

         The Fund has adopted distribution procedures that differ from those procedures which have been customary for many investment companies. The Fund will declare a dividend each day in an amount based on monthly projections of its future net investment income and pay such dividends monthly after the end of the month. Consequently, the amount of each daily dividend may differ from actual net investment income as determined under generally accepted accounting principles. The purpose of these distribution procedures is to attempt to eliminate, to the extent possible, fluctuations in the level of monthly dividend payments that might result if the fund declared dividends in the exact amount of its daily net investment income.

Taxation Of The Fund--In General

         The Fund intends to qualify and elects to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.


         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year, the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation Of The Fund's Investments

         Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). For debt securities acquired before May 1, 1993, this rule applies only if the debt security was issued after July 18, 1984. Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount in income currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

         Gains or losses attributable to foreign currency contracts or fluctuations in exchange rates that occur between the time the Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss. Such ordinary income or loss will increase or decrease the amount of the Fund's net investment income.

         If the Fund invests in the stock of certain "passive foreign investment companies" ("PFICs"), income of such companies may become taxable to the Fund prior to its distribution to the Fund or, alternatively, ordinary income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. The Fund does not intend to invest in PFICs. Because of the broad scope of the PFIC rules, however, there can be no assurance that the Fund can avoid doing so.

Taxation Of The Fund's Shareholders

         The Fund may be subject to foreign taxes, including foreign income taxes. If so, the Fund intends to meet the requirements of the Code for passing through to its shareholders the tax benefit of foreign income taxes paid, although there is no assurance that it will be able to do so. Under this provision, if more than half of the value of the total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible and intends to elect to pass through to its shareholders the amount of foreign taxes it paid if such amounts are material. Pursuant to this election, a United States shareholder will, in general, be required to (i) include in gross income, in addition to taxable distributions actually received, his or her pro rata share of the foreign taxes paid by the Fund, (ii) treat that share of taxes as having been paid directly by him or her, and (iii) either deduct such share of taxes or treat such share of taxes as a credit against United States income tax liability. A tax-exempt shareholder will ordinarily not benefit from this election.

         Generally, a credit for foreign taxes paid by the Fund may not exceed a shareholder's United States income tax attributable to the shareholder's foreign source income. This limitation applies separately to different categories of income, one of which is foreign-source passive income, which is likely to include all of the foreign-source income of the Fund. As a result of these limitations, some shareholders may not be able to utilize fully any foreign tax credits generated by an investment in the Fund. The Fund will provide its shareholders with information about the source of its income and the foreign taxes it has paid for use in preparing the shareholder's United States income tax return.

         Dividends from domestic corporations are not expected to comprise a substantial part of the income of the Fund. If such dividends are earned by the Fund, then a portion of the dividends paid by the Fund may qualify for the 70% deduction for dividends received which is available to corporate shareholders of the Fund. Shareholders will be informed of any portion of the dividends paid by the Fund which qualifies for this deduction. The dividends-received deduction is reduced to the extent the dividends received are treated as debt-financed, under the Code, and is eliminated if the stock is held for less than 46 days.

         Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by the Fund result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

         The foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, that is, United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to United States withholding at a rate of 30% (or at a lower rate under an applicable treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from United States sources under the Code.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.


                       DISTRIBUTION OF SHARES OF THE FUND



         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the

Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal years ended March 31, 1996, 1997 and 1998, total sales charges on Class A shares paid to the Distributor amounted to $2,741,302, $2,477,538 and $2,136,869, respectively. For the same periods, the Distributor retained $268,551, $294,695 and $262,404, respectively, after reallowance of concessions to dealers. The Distributor may also pay its affiliate MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales.

         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.


         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such Class A, Class B and Class C shares as follows:

                     Fiscal Year Ended                    Fiscal Year Ended                Fiscal Year Ended
                       March 31, 1998                      March 31, 1997                    March 31, 1996
              --------------------------------       -----------------------------    ------------------------------
               Contingent                             Contingent                        Contingent
                Deferred         Commissions           Deferred      Commissions         Deferred    Commissions
              Sales Charges    Paid to Dealers       Sales Charges Paid to Dealers    Sales Charges  Paid to Dealers
              -------------    ---------------       ------------- ---------------    -------------  ---------------
     Class A    $       0      $   1,874,465         $        0      $ 2,182,843       $        0   $ 2,472,751
     Class B    $ 604,906      $   2,809,146         $  493,705      $ 3,153,798       $  734,173   $ 2,802,176
     Class C    $   7,193      $      98,814         $   61,492      $   140,483       $    4,449   $   100,380

         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

         The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

         The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

         Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. The distribution and servicing expenses of a particular class will be borne solely by that class. In addition, a rule of the NASD limits annual expenditures that the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time.

         The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting, and for distribution through mutual fund supermarkets or similar arrangements.

         During the fiscal year ended March 31, 1998, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                                             Class A             Class B            Class C*
                                                             -------             -------            --------
         Advertising                                        $        0          $        0           $ 17,748

         Printing and mailing of prospectuses
           to other than current shareholders                        0                   0              4,525

         Compensation to dealers                             1,717,282           2,974,244            234,377

         Compensation to sales personnel                             0                   0             37,598

         Interest                                                    0                   0                  0

         Carrying or other
           financing charges                                         0                   0                  0

         Other expenses:  marketing; general                         0                   0                  0
                                                            ----------          ----------           --------
         Total fees                                         $1,717,282          $2,974,244           $313,708

-----------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares.


The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA


         From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Fund might be compared to the Lipper High Current Yield Fund category.

         The average annual total return ("standard total return") of the Class A, Class B, Class C and Class S shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations on June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. The application of the additional Rule 12b-1 fees, if any, of up to 1% will, for periods after June 1, 1993, adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

         The performance data below reflect Rule 12b-1 fees, where applicable, sales charges as follows:

                                 Rule 12b-1 Fees                                    Sales Charges
                 -----------------------------------------------       ---------------------------------------
                 Current
Class            Amount                 Period
-----            -------                ------
   A             0.25%           Since commencement of                 Maximum 4.5% sales charge reflected
                                 operations to present

   B             1.00%           0.25% until June 1, 1993;             1- and 5-year periods reflect a 5% and a
                                 1% June 1, 1993 to present;           2% contingent deferred sales charge,
                                 fee will reduce performance           respectively
                                 for periods after June 1, 1993

   C*            1.00%           0.25% until June 1, 1993;             1-year period reflects a 1% contingent
                                 1% June 1, 1993 to present;           deferred sales charge
                                 fee will reduce performance
                                 for periods after June 1, 1993

   S*             None           0.25% until June 1, 1993;             None
                                 0% thereafter

--------------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses and Recurring Charges" later in this section.


Total Return


         The Fund's standard average annual total returns ("standard total return") of each class of shares were as follows:

                                              Ten Years              Five Years                One Year
                                                Ended                   Ended                   Ended
                                           March 31, 1998          March 31, 1998           March 31,1998
                                           --------------          --------------           -------------
Class A                                       10.64%                  10.90%                   15.54%
Class B                                       10.71%                  10.77%                   15.02%
Class C                                       10.72%                  11.05%                   18.99%
Class S                                       11.24%                  12.10%                   21.22%


         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                  P(1+T)(n) = ERV

Where:            P        =        a hypothetical initial payment of $1,000

                  T        =        average annual total return

                  n        =        number of years

                  ERV      =        ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield


         The annualized yield of each class of shares of the Fund based on the month of March 1998 was as follows:

         Class A                            6.18%
         Class B                            5.46%
         Class C                            5.46%
         Class S                            6.41%

         Yield for each of the Fund's Class A, Class B, Class C and Class S shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                                    YIELD = 2[(a-b + 1)(6) -1]
                                               ---
                                               cd

Where        a    =        dividends and interest earned during the period

             b    =        expenses accrued for the period (net of voluntary expense reductions by the Investment Manager)

             c    =        the average daily number of shares outstanding during the period that were entitled to receive dividends

             d    =        the maximum offering price per share on the last day of the period

         To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to effective maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to effective maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

         All accrued expenses are taken into account as described later herein.

         Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses and Recurring Charges

         Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.


         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return


         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin one, five and ten years before. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended March 31, 1998 without taking sales charges into account, were as follows:

                  Class A                           6.84%
                  Class B                           6.32%
                  Class C                           6.31%
                  Class S                           6.85%


Distribution Rates

         The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.


         The distribution rates of the Fund, based on the month of March 1998, were as follows:

                Class A                             8.23%
                Class B                             7.91%
                Class C                             7.90%
                Class S                             8.92%


                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                             INDEPENDENT ACCOUNTANTS


         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of the Fund.


                              FINANCIAL STATEMENTS


         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.

         The following financial statements are for the Fund's fiscal year ended March 31, 1998:

STATE STREET RESEARCH HIGH INCOME FUND

-------------------------------------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-------------------------------------------------------------------------------------------------------------
March 31, 1998

-------------------------------------------------------------------------------------------------------------
                                                       Principal              Maturity                Value
                                                         Amount                 Date                (Note 1)
-------------------------------------------------------------------------------------------------------------

BONDS 75.2%
AEROSPACE/DEFENSE 0.5%
L-3 Communications Corp. Sr. Sub. Note, 10.375% ..      $  2,625,000            5/01/2007       $2,907,188
Tracor Inc. Sr. Sub. Deb., 8.50% .................         3,000,000            3/01/2007        3,101,250
                                                                                                ----------
                                                                                                 6,008,438
                                                                                                ----------
AIRLINES 0.2%
Kitty Hawk Inc. Sr. Sec. Note, 9.95%+ .                    2,500,000           11/15/2004        2,581,250
                                                                                                ----------
CABLE TELEVISION 1.1%
American Telecasting Inc. Sr. Note, 0.00% to
  6/14/99, 14.50% from 6/15/99 to maturity .......        17,785,372            6/15/2004        3,734,928
American Telecasting Inc. Sr. Note Series B, 0.00%
  to 8/14/2000, 14.50% from 8/15/2000 to maturity.         2,265,000            8/15/2005          453,000
Falcon Holding Group L.P. Sr. Deb., 8.375%+ ......         8,500,000            4/15/2010        8,477,220
                                                                                                ----------
                                                                                                12,665,148
                                                                                                ----------
CAPITAL GOODS/EQUIPMENT 2.2%
Alvey Systems Inc. Sr. Sub. Note, 11.375% ........         5,625,000            1/31/2003        6,046,875
Columbus McKinnon Corp. Sr. Sub. Note, 8.50%+ ....         3,000,000            4/01/2008        3,015,000
Elgar Holdings Inc. Sr. Note, 9.875%+ .                    3,750,000            2/01/2008        3,787,500
International Knife & Saw Inc. Sr. Sub. Note,
  11.375% ........................................         3,650,000           11/15/2006        4,005,875
Tokheim Corp. Sr. Sub. Note Series B, 11.50% .....         6,875,000            8/01/2006        7,665,625
                                                                                                ----------
                                                                                                24,520,875
                                                                                                ----------
CHEMICALS/FERTILIZERS 0.2%
American Pacific Corp. Sr. Sub. Note, 9.25%+ .....         2,750,000            3/01/2005        2,832,500
                                                                                                ----------
CONGLOMERATE 3.8%
Amphenol Corp. Sr. Sub. Note, 9.875% .............         1,000,000            5/15/2007        1,070,000
Axia Inc. Sr. Sub. Note Series B, 11.00% .........           394,000            3/15/2001          401,092
Elgin National Industries Inc. Sr. Note, 11.00%+ .         2,700,000           11/01/2007        2,868,750
ICF International Inc. Sr. Sub. Note, 13.00% .....         9,500,000           12/31/2003        9,880,000
International Utility Structures Inc. Sr. Sub.
  Note, 10.75%+ ..................................         2,500,000            2/01/2008        2,593,750
J.B. Poindexter Inc. Sr. Note, 12.50% ............         8,250,000            5/15/2004        8,250,000
Numatics Inc. Sr. Sub. Note, 9.625%+ .                     3,300,000            4/01/2008        3,378,375
Owens-Illinois Inc. Sr. Note, 8.10% ..............        10,000,000            5/15/2007       10,616,100
Purina Mills Inc. Sr. Sub. Note, 9.00%+ .                  2,500,000            3/15/2010        2,581,250
                                                                                                ----------
                                                                                                41,639,317
                                                                                                ----------
CONSUMER GOODS & SERVICES 12.3%
Anchor Advanced Products Inc. Sr. Note Series B,
  11.75% .........................................         3,000,000            4/01/2004        3,285,000
Drypers Corp. Series B Sr. Note, 10.25% ..........         9,250,000            6/15/2007        9,643,125
Empire Gas Corp. Sr. Sec. Note, 7.00% to 7/14/99,
  12.875% from 7/15/99 to maturity ...............        16,100,000            7/15/2004       13,966,750
Intertek Finance PLC Series B Sr. Sub. Note,
  10.25% .........................................        17,900,000           11/01/2006       18,974,000
Krystal Co. Sr. Note, 10.25% .....................         7,250,000           10/01/2007        7,540,000
La Petite Holdings Corp. Sr. Sec. Note, 9.625% ...        10,750,000            8/01/2001       11,018,750
Norcal Waste Systems Inc. Sr. Note Series B,
  13.00% to 5/14/97, 13.25% from 5/15/97 to
  11/14/97, 13.50% from 11/15/97 to maturity .....         7,940,000           11/15/2005        9,210,400
North Atlantic Trading Inc. Sr. Note, 11.00% .....        12,500,000            6/15/2004       12,968,750
Pagemart Nationwide Inc. Sr. Exch. Note, 0.00% to
  1/31/2000, 15.00% from 2/1/2000 to maturity ....        25,275,000            2/01/2005       22,494,750
Real Time Data Inc. Sub. Note, 0.00% to 8/14/2001,
  13.50% from 8/15/2001 to maturity+ .............        25,250,000            8/15/2006       13,887,500
Rose Hills Co. Sr. Sub. Note, 9.50% ..............         4,750,000           11/15/2004        4,963,750
Shop Vac Corp. Sr. Sec. Note, 10.625% ............         7,500,000            9/01/2003        8,175,000
                                                                                               -----------
                                                                                               136,127,775
                                                                                               -----------
COSMETICS 0.8%
French Fragrances Inc. Sr. Note Series B, 10.375%          8,250,000            5/15/2007        8,786,250
                                                                                               -----------
ENTERTAINMENT/LEISURE 0.4%
SFX Entertainment Inc. Sr. Sub. Note, 9.125%+ ....         4,000,000            2/01/2008        3,960,000
                                                                                               -----------
FOOD & BEVERAGE 2.1%
Archibald Candy Corp. Sr. Sec. Note, 10.25% ......        17,000,000            7/01/2004       18,147,500
Silgan Holdings Inc. Sub. Deb., 13.25% ...........         1,123,000            7/15/2006        1,274,605
Tom's Foods Inc. Sr. Sec. Note, 10.50%+ ..........         3,750,000           11/01/2004        3,787,500
                                                                                               -----------
                                                                                                23,209,605
                                                                                               -----------
GAMING & LODGING 0.6%
Ameristar Casinos Inc. Sr. Sub. Note, 10.50% .....         6,750,000            8/01/2004        7,222,500
                                                                                               -----------
GROCERY 0.6%
Pathmark Stores Inc. Sub. Note, 11.625%                    3,250,000            6/15/2002        3,201,250
Safeway Inc. Lease Certificate, 13.50% ...........            90,123            1/15/2009          135,185
Star Market Inc. Sr. Sub. Note, 13.00% ...........         2,500,000           11/01/2004        2,850,000
Victory Markets Inc. Sub. Deb., 12.50%[ ] ........           925,000            3/15/2000           46,250
                                                                                               -----------
                                                                                                 6,232,685
                                                                                               -----------
HOSPITAL/HEALTH CARE 2.0%
Dade International Inc. Sr. Sub. Note, 11.125% ...         4,000,000            5/01/2006        4,470,000
Quest Diagnostics Inc. Sr. Sub. Note, 10.75% .....         8,500,000           12/15/2006        9,520,000
Unilab Corp. Sr. Note, 11.00% ....................         7,400,000            4/01/2006        7,807,000
                                                                                                ----------
                                                                                                21,797,000
                                                                                                ----------
HOTEL & RESTAURANT 0.2%
Extended Stay America Inc. Sr. Sub. Note, 9.15%+ .         2,000,000            3/15/2008        2,005,000
                                                                                                ----------
MEDIA 7.5%
Allbritton Communications Co. Sr. Sub. Deb., 9.75%         9,345,000           11/30/2007        9,835,612
Benedek Broadcasting Corp. Sr. Note, 11.875% .....         6,250,000            3/01/2005        7,046,875
Benedek Communications Corp. Sr. Sub. Note, 0.00%
  to 5/14/2001, 13.25% from 5/15/2001 to maturity         16,500,000            5/15/2006       13,200,000
Busse Broadcasting Corp. Sr. Sec. Note, 11.625% ..         4,000,000           10/15/2000        4,315,000
CapStar Broadcasting Partners Sr. Note, 0.00% to
  1/31/2002, 12.75% from 2/1/2002 to maturity ....        15,750,000            2/01/2009       11,891,250
CD Radio Inc. Sr. Note, 0.00% to
  11/30/2002, 15.00% from 12/1/2002 to maturity ..           750,000           12/01/2007          405,000
Intermedia Capital Partners LP Sr. Note, 11.25% ..         6,250,000            8/01/2006        7,031,250
K-III Communications Corp. Sr. Note, 8.50% .......           950,000            2/01/2006          973,750
Primedia Inc. Sr. Note, 7.625%+ ..................         8,250,000            4/01/2008        8,105,625
Spanish Broadcasting Systems Inc. Sr. Note, 7.50%
  to 6/14/97, 12.50% from 6/15/97 to maturity ....        13,250,000            6/15/2002       15,237,500
Telemundo Group Inc. Sr. Note, 7.00% to 2/14/99,
  10.50% from 2/15/99 to maturity ................         4,250,000            2/15/2006        4,515,625
                                                                                                ----------
                                                                                                82,557,487
                                                                                                ----------
METALS/MINING/STEEL 3.3%
Crown Resources Corp. Cv. Sub. Deb., 5.75% .......           220,000            8/27/2001          171,600
Envirosource Inc. Note, 9.75% ....................        19,000,000            6/15/2003       19,427,500
Envirosource Inc. Sr. Note Series B, 9.75%+ ......         3,250,000            6/15/2003        3,315,000
GS Technologies Operating Inc. Sr. Note, 12.00% ..         5,250,000            9/01/2004        5,840,625
Johnstown America Industries Inc. Sr. Sub. Note
  Series C, 11.75% ...............................         4,875,000            8/15/2005        5,460,000
Kaiser Aluminum & Chemical Corp. Sr. Sub. Note,
  12.75% .........................................         2,500,000            2/01/2003        2,665,625
                                                                                                ----------
                                                                                                36,880,350
                                                                                                ----------
OIL & GAS 0.9%
Moran Energy Inc. Cv. Deb., 8.75% ................         2,420,000            1/15/2008        2,401,850
Wainoco Oil Corp. Sr. Note, 9.125%+ ..............         7,250,000            2/15/2006        7,213,750
                                                                                                ----------
                                                                                                 9,615,600
                                                                                                ----------
OIL SERVICE 4.1%
Newpark Resources Inc. Sr. Sub. Note, 8.625%+ ....         3,300,000           12/15/2007        3,374,250
Pool Energy Services Co. Sr. Sub. Note, 8.625%+ ..         6,400,000            4/01/2008        6,432,000
Transamerican Energy Corp. Sr. Sec. Note Series B,
  0.00% to 6/14/2000, 13.00% from 6/15/2000 to
  maturity .......................................        21,750,000            6/15/2002       18,270,000
Transamerican Energy Corp. Sr. Sec. Note Series B,
  11.50% .........................................        17,500,000            6/15/2002       17,325,000
                                                                                                ----------
                                                                                                45,401,250
                                                                                                ----------
PAPER PRODUCTS 0.1%
Bear Island Paper Co. LLC Sr. Sec. Note Series B,
  10.00% .........................................      $  1,000,000           12/01/2007        1,033,750
Crown Packaging Enterprise Ltd. Sr. Sec. Note,
  0.00% to 7/31/2003, 14.00% from 8/1/2003 to
  maturity .......................................         9,000,000            8/01/2006          450,000
                                                                                                ----------
                                                                                                 1,483,750
                                                                                                ----------
PRINTING & PUBLISHING 2.0%
American Lawyer Media Holdings, Inc. Sr. Note,
  0.00% to 12/14/2002, 12.50% from 12/15/2002 to
  maturity+                                                2,650,000           12/15/2008        1,689,375
American Lawyer Media Holdings, Inc. Sr. Sub.
  Note, 9.75%+ ...................................         9,350,000           12/15/2007        9,794,125
Sun Media Corp. Sr. Sub. Note, 9.50% .............         3,555,000            2/15/2007        3,839,400
Sun Media Corp. Sr. Sub. Note, 9.50% .............         3,315,000            5/15/2007        3,563,625
Transwestern Holdings L.P. Sr. Note, 0.00% to 11/
  14/2002, 11.875% from 11/15/2002 to maturity+ ..         1,700,000           11/15/2008        1,168,750
Transwestern Publishing Co. L.P. Sr. Sub. Note,
  9.625%+ ........................................         1,750,000           11/15/2007        1,850,625
                                                                                                ----------
                                                                                                21,905,900
                                                                                                ----------
PLASTICS 1.7%
Packaging Resources Inc. Sr. Sec. Note, 11.625% ..        12,250,000            5/01/2003       12,005,000
Tekni-Plex Inc. Series B Sr. Sub. Note, 11.25% ...         6,250,000            4/01/2007        7,015,625
                                                                                                ----------
                                                                                                19,020,625
                                                                                                ----------
RETAIL TRADE 1.5%
J Crew Operating Corp. Sr. Sub. Note, 10.375%+ ...         4,000,000           10/15/2007        3,760,000
Loehmanns Inc. Sr. Note, 11.875% .................         6,160,000            5/15/2003        5,759,600
NBTY Inc. Sr. Sub. Note Series B, 8.625% .........         1,900,000            9/15/2007        1,947,500
Phar-Mor, Inc. Note, 11.72% ......................         4,564,000            9/11/2002        4,883,480
                                                                                                ----------
                                                                                                16,350,580
                                                                                                ----------
SHIPPING/TRANSPORTATION 5.2%
CHC Helicopter Corp. Sr. Sub. Note, 11.50% .......        12,914,000            7/15/2002       13,753,410
First Wave Marine Inc. Sr. Note, 11.00% ..........         2,500,000            2/01/2008        2,618,750
Golden Ocean Group Ltd. Sr. Note, 10.00%+ ........         9,750,000            8/31/2001        7,800,000
International Shipholding Corp. Sr. Note, 7.75%+ .         6,650,000           10/15/2007        6,533,625
International Shipholding Corp. Sr. Note, 9.00% ..         4,500,000            7/01/2003        4,618,125
Johnstown America Industries Inc. Sr. Sub. Note,
  11.75% .........................................         5,250,000            8/15/2005        5,880,000
Pegasus Shipping Hellas Ltd. Sr. Note, 11.875%+ ..         3,500,000           11/15/2004        3,482,500
Sea Containers Ltd. Sr. Note,
  7.875%+ ........................................         7,500,000            2/15/2008        7,387,500
Stena AB Sr. Note, 8.75% .........................         5,250,000            6/15/2007        5,407,500
                                                                                                ----------
                                                                                                57,481,410
                                                                                                ----------
TECHNOLOGY/COMMUNICATIONS 21.9%
Advanced Radio Telecom Corp. Sr. Note, 14.00% ....         2,200,000            2/15/2007        2,376,000
Argo Tech Corp. Sr. Sub. Note, 8.625% ............         3,000,000           10/01/2007        3,075,000
Celcaribe SA Sr. Sec. Note, 0.00% to
  3/14/98, 13.50% from 3/15/98 to maturity .......         5,810,000            3/15/2004        5,955,250
Cellnet Data Systems Inc. Sr. Note Series B, 0.00%
  to 9/30/2002, 14.00% from 10/1/2002 to maturity          5,000,000           10/01/2007        2,650,000
Clearnet Communications Inc. Sr. Note, 0.00% to
  12/14/2000, 14.75% from 12/15/2000 to maturity .        12,850,000           12/15/2005       10,601,250
Concentric Network Corp. Sr. Note, 12.75%+ .......         1,500,000           12/15/2007        1,758,750
Dobson Communications Corp. Sr. Note, 11.75% .....         4,100,000            4/15/2007        4,510,000
Econophone Inc. Sr. Note, 0.00% to 2/14/2003,
  11.00% from 2/15/2003 to maturity+ .............         5,850,000            2/15/2008        3,363,750
Econophone Inc. Sr. Note, 13.50% .................        18,750,000            7/15/2007       21,562,500
ICG Holdings Inc. Sr. Note, 0.00% to
  9/14/2000, 13.50% from 9/15/2000 to maturity ...        17,850,000            9/15/2005       15,217,125
ICG Services Inc. Sr. Note, 0.00% to
  2/14/2003, 10.00% from 2/15/2003 to maturity+ ..         7,250,000            2/15/2008        4,658,125
Ionica PLC Sr. Note, 13.50% ......................        10,250,000            8/15/2006        8,405,000
ITC Deltacom Inc. Sr. Note, 8.875%+ ..............         3,000,000            3/01/2008        3,090,000
Microcell Telecommunications Sr. Note Series B,
  0.00% to 11/30/2001, 14.00% from 12/1/2001 to
  maturity .......................................         4,750,000            6/01/2006        3,526,875
Microcell Telecommunications, Inc. Sr. Note Series
  B, 0.00% to 10/14/2002, 11.125% from 10/15/2002
  to maturity ....................................        23,250,000           10/15/2007       10,420,122
Mobile Telecommunication Technology, Inc. Sr. Sub.
  Note, 13.50% ...................................         4,500,000           12/15/2002        5,298,750
Nextel Communications Inc. Sr. Note, 0.00% to
  2/14/2003, 9.95% from 2/15/2003 to maturity+ ...         4,500,000            2/15/2008        2,868,750
Orion Network Systems Inc. Sr. Note, 11.25% ......        10,000,000            1/15/2007       11,600,000
Pagemart Wireless Inc. Sr. Sub. Note, 0.00% to
  1/31/2003, 11.25% from 2/1/2003 to maturity+ ...         2,500,000            2/01/2008        1,543,750
Paging Network Do Brasil SA Sr. Note, 13.50% .....           750,000            6/06/2005          759,375
Phase Metrics Inc. Sr. Note, 10.75%+ .............        10,750,000            2/01/2005       10,750,000
Primus Telecommunications Group Sr. Note, 11.75% .         8,750,000            8/01/2004       10,018,750
Protection One Alarm Inc. Sr. Sub. Note, 0.00% to
  6/29/98, 13.625% from 6/30/98 to maturity ......         6,000,000            6/30/2005        6,810,000
RSL Communications Ltd. Sr. Note, 12.25% .........        12,639,000           11/15/2006       14,408,460
Sitel Corp. Sr. Sub. Note, 9.25%+ ................         6,250,000            3/15/2006        6,406,250
Trump Atlantic City Associates First Mortgage
  Note, 11.25% ...................................         3,550,000            5/01/2006        3,647,625
U.S.A. Mobile Communications Inc. Sr. Note, 14.00%        21,250,000           11/01/2004       23,587,500
Viatel Inc. Sr. Note, 0.00% to 1/14/2000, 15.00%
  from 1/15/2000 to maturity .....................         8,690,000            1/15/2005        8,516,200
Winstar Communications Inc. Sr. Sub. Cv. Note,
  0.00% to 10/14/2000, 14.00% from 10/15/2000 to
  maturity+ ......................................         6,525,000           10/15/2005        9,787,500
Winstar Equipment Corp. Sr. Sec. Exch. Note,
  12.50% .........................................        16,500,000            3/15/2004       18,892,500
Wireless One Inc. Sr. Note, 13.00% ...............        10,600,000           10/15/2003        2,968,000
Wireless One Inc. Sr. Note, 0.00% to 7/31/2001,
  13.50% from 8/1/2001 to maturity ...............        26,750,000            8/01/2006        3,210,000
                                                                                               -----------
                                                                                               242,243,157
                                                                                               -----------
Total Bonds (Cost $825,749,518) .........................................................      832,528,452
                                                                                               -----------
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                      SHARES
------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS 14.8%
BANK 0.2%
Riverbank America Pfd.* .....................................          110,000      2,640,000
                                                                                   ----------
BUSINESS SERVICE 1.5%
La Petite Academy Inc. Cl. A Exch. Pfd.* ....................          361,000     16,606,000
                                                                                   ----------
CHEMICAL 0.0%
KTI Inc. Cv. Exch. Pfd.+ ....................................           10,000        397,500
                                                                                   ----------
ELECTRONIC COMPONENTS 1.1%
Nextel Communications Inc. Series D Exch. Pfd. # ............           10,371      2,038,138
                                                                                   ----------
FOREST PRODUCT 0.2%
Equitable Bag Inc. Series A Pfd.* ...........................          134,760     12,021,400
                                                                                   ----------
HOTEL & RESTAURANT 0.6%
Ameriking Inc. Sr. Exch. Pfd.*# .............................          223,961      6,046,947
                                                                                    ---------
MEDIA 2.8%
American Radio Systems Corp. Series B Exch. Pfd.#............           13,160      1,552,880
Benedek Communications Corp. Sr. Exch. Pfd.+# ...............           55,000      8,112,500
Granite Broadcasting Corp. Cv. Exch. Pfd. ...................          114,700      6,523,562
Granite Broadcasting Corp. Exch. Pfd.# ......................           12,904     14,710,560
                                                                                    ---------
                                                                                   30,899,502
                                                                                    ---------
NATURAL GAS 0.2%
International Utility Structures Inc. Exch. Pfd.+# ..........            1,750      1,833,125
                                                                                    ---------
OIL 0.9%
Clark U.S.A. Inc. Sr. Exch. Pfd. # ..........................            9,224     10,169,460
                                                                                    ---------
HOSPITAL SUPPLY 0.3%
Laboratory Corp. of America Exch. Pfd. Series A * ...........           74,500      3,566,688
                                                                                    ---------
PERSONAL CARE 0.0%
Renaissance Cosmetics Inc. Series C Sr. Pfd.* ...............            1,231        123,100
                                                                                    ---------
PRINTING & PUBLISHING 4.3%
Hollinger International, Inc. Cv. Pfd. ......................        2,252,000     32,231,750
Primedia Inc. Exch. Pfd. Series D ...........................           80,000      8,500,000
Primedia Inc. Exch. Pfd. Series F ...........................           64,500      6,611,250
                                                                                    ---------
                                                                                   47,343,000
                                                                                   ----------
RETAIL TRADE 1.5%
North Atlantic Trading Inc. Sr. Pfd.*# ......................          173,803      4,736,132
Supermarkets General Holdings Corp. Exch. Pfd.# .............          568,540     11,939,340
                                                                                   ----------
                                                                                   16,675,472
                                                                                   ----------
TELEPHONE 1.0%
ICG Holdings Inc. Exch. Pfd.* ...............................            8,688     10,686,240
                                                                                   ----------
TOBACCO 0.2%
DECS Trust Exch. Pfd. .......................................          148,000      2,590,000
                                                                                  -----------
Total Preferred Stocks (Cost $149,516,548) ..................                     163,636,572
                                                                                  -----------
COMMON STOCKS & OTHER 7.0%
Advanced Radio Telecom Corp. Wts.* ..........................           52,500      1,124,550
American Communications Services, Inc. Wts.*+ ...............            9,500      1,520,000
American Telecasting Inc. Wts.* .............................           41,130         41,130
Ameriking Inc. Com.*+ .......................................            4,775        238,750
Anacomp Inc. Com.* ..........................................          873,507     13,320,982
Anacomp Inc. Wts.* ..........................................           25,940        184,012
Axia Holding Corp. Com.*(+) .................................            2,250        227,250
Bar Technologies Inc. Wts.*+ ................................            4,250        255,000
Belle Casinos Inc. Wts.*+ ...................................            1,400             14
Boomtown Inc. Wts.*+ ........................................            7,250              7
Celcaribe SA Trust Certificates *+ ..........................          944,706      3,778,824
Central Rents Inc. Com.*+ ...................................            5,250        288,750
Chatwins Group Inc. Wts.*+ ..................................            7,000          7,000
CHC Helicopter Corp. Wts.*(+) ...............................           46,000        138,000
CHI Energy Inc. Cl. B Wts.* .................................            5,052             50
CHI Energy Inc. Cl. C Wts.* .................................            3,279             33
Clearnet Communications Inc. Wts.* ..........................           78,705        826,402
County Seat Holdings Inc. Wts.*(+) ..........................            2,000             20
Crown Packaging Enterprises Ltd. Com.* ......................        1,170,000         11,700
Crown Packaging Holdings Ltd. Wts. *+ .......................           20,750         10,375
Dr Pepper Bottling Holdings Inc. Cl. A Com.* ................           50,000      1,400,000
Econophone Inc. Wts.*+ ......................................           14,750        590,000
Empire Gas Corp. Wts.*(+) ...................................            2,760          2,760
Equitable Bag Inc. Com.* ....................................        1,347,600        539,040
Fitzgeralds South Inc. Wts.*(+) .............................            3,750         37,500
Fred Meyer Inc. Com.* .......................................          197,230      9,109,563
Golden Ocean Group Ltd. Com.*+ ..............................            5,500         27,500
Goldriver Hotel & Casino Corp. Cl. B Com.*(+) ...............           52,500          6,563
Goldriver Hotel & Casino Corp. Liquidation
  Trust Units*(+) ...........................................        5,250,000         66,675
Heartland Wireless Communications, Inc. Wts.*(+) ............           37,500            375
ICF Kaiser International Inc. Wts. * ........................           49,200         24,600
Indspec Chemical Corp. Wts.*(+)@ ............................              506      1,098,875
Insight Communications L.P. Unit *(+) .......................          105,500        105,500
Intelcom Group, Inc. Wts.*(+) ...............................           21,450        536,250
Intermedia Communications Inc. Wts.*+ .......................            1,500        241,500
Ionica PLC Wts.*+ ...........................................            9,500        950,000
Jewel Recovery L.P. Units *(+) ..............................           82,595            826
Ladish Inc. Com.*(+) ........................................           86,667      1,332,500
Ladish Inc. Wts.*(+) ........................................          150,946      2,139,657
Lyondell Petrochemical Co. Com. .............................          550,000     18,734,375
Mail-Well Holdings, Inc. Com.*(+) ...........................           21,307        807,003
Motels of America Inc. Com.*+ ...............................            5,500         55,000
Nextel Communications Inc. Cl. A Com.* ......................           41,442      1,398,668
Nextel Communications Inc. Wts.* ............................            1,250          3,613
NS Group Inc. Wts.*+ ........................................           13,250      1,987,500
Orion Network Systems Inc. Wts.*+ ...........................           14,500        174,000
Pagemart Inc. Wts.*+ ........................................           21,850        163,875
Pagemart Nationwide Inc. Com.*+ .............................           18,375        158,484
Paging Brazil Holdings Co. LLC Cl. B Com.*+ .................              750              8
Pegasus Communications Corp. Cl. A Com.*+ ...................            8,461        194,603
Powertel Inc. Wts.* .........................................            8,480         89,040
Primus Telecommunications Group Wts.*+ ......................            6,500         19,500
Protection One Inc. Wts.*+ ..................................           10,400        140,400
Renaissance Cosmetics Inc. Wts.*+ ...........................            3,000          2,010
RSL Communications Ltd. Wts.*+ ..............................           13,500      1,215,000
Sabreliner Corp. Wts.*+ .....................................            1,750         17,500
Seven-Up/RC Bottling Co. of
  Southern California Com.* .................................          472,500      5,670,000
Sheffield Steel Corp. Com.*+ ................................           38,750        116,250
Tom Brown, Inc. Com.* .......................................          180,000      4,027,500
Town & Country Corp. Cl. A Com.*+ ...........................          195,632         12,227
Vestar/LPA Investment Corp. Com. *+ .........................           14,250        199,500
Viatel Inc. Com.* ...........................................          108,300      1,489,125
Waxman Industries Inc. Wts.*+ ...............................          236,000        590,000
Wireless One Inc. Wts.*+ ....................................           16,500            165
Wireless One Inc. Wts.* .....................................           27,250          1,363
                                                                                   ----------
Total Common Stocks & Other (Cost $45,124,272) ..............                      77,449,242
                                                                                   ----------
SHORT-TERM INVESTMENTS 4.5%
Navigator Securities Lending Prime Portfolio ................       49,602,170     49,602,170
                                                                                   ----------
Total Short-Term Investments (Cost $49,602,170) .............                      49,602,170
                                                                                   ----------

--------------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL              MATURITY
                                                        AMOUNT                 DATE
--------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER 0.8%
Ford Motor Credit Co., 5.62% ....................        $6,902,000            4/01/1998                6,902,000
Merrill Lynch & Co. Inc., 5.85% .................         2,149,000            4/03/1998                2,148,302
                                                                                                   --------------
Total Commercial Paper (Cost $9,050,302) ...............................................                9,050,302
                                                                                                   --------------
REPURCHASE AGREEMENTS 0.3%
State Street Bank and Trust Co., dated 3/31/98,
  4.25%, repurchase proceeds $3,619,427,
  collateralized by $3,655,000 U.S. Treasury
  Note, 6.00%, due 5/31/98, market value
  $3,731,897 ....................................         3,619,000            4/01/1998                3,619,000
                                                                                                   ---------------
Total Repurchase Agreements (Cost $3,619,000) ..........................................                3,619,000
                                                                                                   ---------------
Total Investments (Cost $1,082,661,810) - 102.6% .......................................            1,135,885,738
Cash and Other Assets, Less Liabilities - (2.6%) .......................................              (28,938,411)
                                                                                                   ---------------
Net Assets - 100.0% ....................................................................           $1,106,947,327
                                                                                                   ==============
Federal Income Tax Information (Note 1):
At March 31, 1998, the net  unrealized appreciation of
  investments based on cost for Federal income tax purposes
  of $1,082,752,776 was as follows:
Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost ...........                                     $  113,349,339
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value .........                                        (60,216,377)
                                                                                                   --------------
                                                                                                   $   53,132,962
                                                                                                   ==============

*      Nonincome-producing securities.
#      Payments of income may be made in cash or in the form of additional securities.
[ ]    Security is in default.
@ Security valued under consistently applied procedures established by the Trustees.
(+) Security restricted as to public resale. At March 31, 1998, there were no outstanding unrestricted securities of the same class as those held. The total cost and market value of restricted securities owned at March 31, 1988 were $3,069,732 and $6,499,754 (0.59% of net assets), respectively.
+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such secur ities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at March 31, 199 8 were $184,880,691 and $195,186,462 (17.63% of net assets), respectively.

Forward currency exchange contracts outstanding at March 31, 1998, are as follows:

                                                                                          UNREALIZED
                                                                          CONTRACT       APPRECIATION      DELIVERY
                                                      TOTAL VALUE           PRICE       (DEPRECIATION)       DATE
----------------------------------------------------------------------------------------------------------------------
Sell Canadian dollars, Buy U.S. dollars                 5,900,000 CAD      0.70388 CAD      $(13,608)         4/23/98
Sell Canadian dollars, Buy U.S. dollars                 7,950,000 CAD      0.69575 CAD       (82,964)         4/23/98
                                                                                            --------
                                                                                            $(96,572)
                                                                                            ========

-------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------------------
March 31, 1998

ASSETS
Investments, at value (Cost $1,082,661,810) (Note 1)                         $1,135,885,738
Cash ..................................................................                 550
Receivable for securities sold ........................................          25,009,620
Interest and dividends receivable .....................................          19,531,452
Receivable for fund shares sold .......................................           2,120,571
Other assets ..........................................................              42,064
                                                                             --------------
                                                                              1,182,589,995
LIABILITIES
Payable for collateral received on securities loaned                             49,602,170
Payable for securities purchased ......................................          20,234,615
Dividends payable .....................................................           3,066,601
Payable for fund shares redeemed ......................................             926,864
Accrued management fee (Note 2) .......................................             601,873
Accrued distribution and service fees (Note 4) ........................             446,852
Accrued transfer agent and shareholder services
  (Note 2) ............................................................             395,992
Payable for open forward contracts ....................................              96,572
Accrued trustees' fees (Note 2) .......................................              20,849
Other accrued expenses ................................................             250,280
                                                                             --------------
                                                                                 75,642,668
                                                                             --------------
NET ASSETS                                                                   $1,106,947,327
                                                                             ==============
Net Assets consist of:
  Undistributed net investment income .................................        $  2,927,957
  Unrealized appreciation of investments ..............................          53,223,928
  Unrealized depreciation of forward contracts ........................             (96,572)
  Accumulated net realized gain .......................................          11,432,291
  Paid-in capital .....................................................       1,039,459,723
                                                                             --------------
                                                                             $1,106,947,327
                                                                             ==============
Net Asset Value and redemption price per share of
  Class A shares ($718,705,462 / 108,622,224 shares) ..................               $6.62
                                                                                      =====
Maximum Offering Price per share of Class A shares ($6.62 / .955) .....               $6.93
                                                                                      =====
Net Asset Value and offering price per share of Class
  B shares ($345,796,702 / 52,518,757 shares)* ........................               $6.58
                                                                                      =====
Net Asset Value and offering price per share of Class
  C shares ($34,585,642 / 5,248,228 shares)* ..........................               $6.59
                                                                                      =====
Net Asset Value, offering price and redemption price
  per share of Class S shares ($7,859,521 /
  1,194,458 shares) ...................................................               $6.58
                                                                                      =====

--------------------------------------------------------------------------------------------------
* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------------
For the year ended March 31, 1998

INVESTMENT INCOME
Interest (Note 1) .......................................................      $ 92,947,365
Dividends ...............................................................        11,487,180
                                                                               ------------
                                                                                104,434,545
EXPENSES
Management fee (Note 2) .................................................         6,649,051
Transfer agent and shareholder services (Note 2) ........................         1,425,207
Service fee - Class A (Note 4) ..........................................         1,717,282
Distribution and service fees - Class B (Note 4) ........................         2,974,244
Distribution and service fees - Class C (Note 4) ........................           313,708
Custodian fee ...........................................................           237,186
Reports to shareholders .................................................           209,197
Registration fees .......................................................            85,251
Audit fee ...............................................................            44,743
Trustees' fees (Note 2) .................................................            38,729
Legal fees ..............................................................            19,029
Miscellaneous ...........................................................            31,842
                                                                               ------------
                                                                                 13,745,469
                                                                               ------------
Net investment income ...................................................        90,689,076
                                                                               ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FOREIGN CURRENCY AND FORWARD CONTRACTS
Net realized gain on investments (Notes 1 and 3) ........................        37,778,193
Net realized loss on forward contracts and foreign
  currency (Note 1) .....................................................            (7,455)
                                                                               ------------
  Total net realized gain ...............................................        37,770,738
                                                                               ------------
Net unrealized appreciation of investments ..............................        64,000,857
Net unrealized depreciation of forward contracts ........................           (96,572)
                                                                               ------------
  Total net unrealized appreciation .....................................        63,904,285
                                                                               ------------
Net gain on investments, foreign currency and forward contracts .........       101,675,023
                                                                               ------------
Net increase in net assets resulting from operations                           $192,364,099
                                                                               ============

STATE STREET RESEARCH HIGH INCOME FUND

------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------

                                                                       YEARS ENDED MARCH 31
                                                                --------------------------------------
                                                                   1997                    1998
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income .....................................     $  86,554,756           $   90,689,076
Net realized gain on investments,
  foreign currency and forward
  contracts ...............................................         5,358,925               37,770,738
Net unrealized appreciation
  (depreciation) of investments and
      forward contracts ...................................        (6,463,064)              63,904,285
                                                                -------------           --------------
Net increase resulting from operations                             85,450,617              192,364,099
                                                                -------------           --------------
Dividends from net investment income:
  Class A .................................................       (58,427,483)             (64,944,093)
  Class B .................................................       (18,222,317)             (26,096,802)
  Class C .................................................        (1,682,938)              (2,736,047)
  Class S .................................................          (463,672)                (661,138)
                                                                -------------           --------------
                                                                  (78,796,410)             (94,438,080)
                                                                -------------           --------------
Net increase from fund share
  transactions (Note 5) ...................................        94,267,308               56,789,130
                                                                -------------           --------------
Total increase in net assets ..............................       100,921,515              154,715,149

NET ASSETS
Beginning of year .........................................       851,310,663              952,232,178
                                                                -------------           --------------
End of year (including undistributed net investment income
  of $6,713,699 and $2,927,957, respectively) .............     $ 952,232,178           $1,106,947,327
                                                                =============           ==============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
March 31, 1998

Note 1
State Street Research High Income Fund (the "Fund"), is a series of State Street Research Income Trust (the "Trust"), which was organized as a Massachusetts business trust on December 23, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced operations in August, 1986. The Trust consists presently of two separate funds: State Street Research High Income Fund and State Street Research Managed Assets.

The investment objective of the Fund is to seek, primarily, high current income and, secondarily, capital appreciation, from investments in fixed income securities. In selecting investments for the Fund, the investment manager seeks to identify those fixed income securities which it believes will not involve undue risk. Certain of the Fund's investments, however, may be considered predominantly speculative.

The Fund offers four classes of shares. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees.

B. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Securities quoted in foreign currencies are translated in U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

D. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. Certain fixed income and preferred securities held by the Fund pay interest or dividends in the form of additional securities (payment-in-kind securities). Interest income on payment-in-kind fixed income securities is recorded using the effective-interest method. Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

E. DIVIDENDS
Dividends are declared daily based upon projected net investment income and paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatment of accrued interest on defaulted bonds.

F. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

In order to meet certain excise tax distribution requirements under Section 4982 of the Internal Revenue Code, the Fund is required to measure and distribute annually, if necessary, net capital gains realized during a twelve-month period ending October 31. In this connection, the Fund is permitted to defer into its next fiscal year any net capital losses incurred between each November 1 and the end of its fiscal year. From November 1, 1996 through March 31, 1997, the Fund incurred net capital losses of $5,068,197 and has deferred and treated such losses as arising in the fiscal year ended March 31, 1998.

G. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At March 31, 1998, the value of the securities loaned and the value of collateral were $48,574,052 and $49,602,170, respectively. During the year ended March 31, 1998, income from securities lending amounted to $29,438 and is included in interest income.

NOTE 2
The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 1998, the fees pursuant to such agreement amounted to $6,649,051.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended March 31, 1998, the amount of such expenses was $312,377.

The fees of the Trustees not currently affiliated with the Adviser amounted to $38,729 during the year ended March 31, 1998.

NOTE 3
For the year ended March 31, 1998, purchases and sales of securities, exclusive of short-term investments, aggregated $741,366,581 and $689,925,487, respectively.

NOTE 4
The Trust has adopted a Plan of Distribution pursuant to Rule
12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended March 31, 1998, fees pursuant to such plan amounted to $1,717,282, $2,974,244 and $313,708 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $262,404 and $1,484,263, respectively, on sales of Class A shares of the Fund during the year ended March 31, 1998, and that MetLife Securities, Inc. earned commissions aggregating $1,419,437 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $604,906 and $7,193 on redemptions of Class B and Class C shares, respectively, during the same period.

NOTE 5
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

Share transactions were as follows:

                                                        YEARS ENDED MARCH 31
                              -------------------------------------------------------------------------
                                              1997                                 1998
                              ------------------------------------  -----------------------------------
CLASS A                            SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold ................       15,602,119       $  94,973,592        12,963,682      $  82,425,854
Issued upon reinvestment of
dividends from net
investment income ..........        6,212,698          37,840,814         6,618,274         42,225,833
Shares repurchased .........      (20,888,291)       (127,047,788)      (20,544,433)      (130,474,889)
                                  -----------       -------------       -----------      -------------
Net increase (decrease) ....          926,526       $   5,766,618          (962,477)     $  (5,823,202)
                                  ===========       =============       ===========      =============


CLASS B                            SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold ................       15,907,481       $  96,551,028        14,827,294      $  93,945,959
Issued upon reinvestment of
  dividends from net
  investment income ........        1,668,549          10,129,956         2,307,608         14,730,736
Shares repurchased .........       (5,605,180)        (33,954,283)       (7,925,211)       (50,115,631)
                                  -----------       -------------        ----------      -------------
Net increase ...............       11,970,850       $  72,726,701         9,209,691      $  58,561,064
                                  ===========       =============        ==========      =============

CLASS C (FORMERLY CLASS D)         SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold ................        2,630,966       $  16,046,241         2,027,089      $  12,888,653
Issued upon reinvestment of
dividends from net
investment income ..........          163,926             998,823           284,960          1,810,521
Shares repurchased .........         (609,727)         (3,694,815)       (1,821,119)       (11,592,323)
                                  -----------       -------------       -----------      -------------
Net increase ...............        2,185,165       $  13,350,249           490,930      $   3,106,851
                                  ===========       =============       ===========      =============

CLASS S (FORMERLY CLASS C)         SHARES             AMOUNT             SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold ................          733,872       $   4,470,033           412,049      $   2,620,376
Issued upon reinvestment of
dividends from net
investment income ..........           58,765             357,467            85,387            542,346
Shares repurchased .........         (394,609)         (2,403,760)         (349,262)        (2,218,305)
                                  -----------       -------------       -----------      -------------
Net increase ...............          398,028       $   2,423,740           148,174      $     944,417
                                  ===========       =============       ===========      =============


STATE STREET RESEARCH HIGH INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:
                                                                                CLASS A
                                         ----------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31
                                         ----------------------------------------------------------------------------------------
                                                 1994             1995(1)           1996(1)           1997(1)         1998(1)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR($)         6.32                6.43              5.80              5.95              6.01
                                              ----                ----              ----              ----              ----
  Net investment income ($)                   0.66                0.61              0.52              0.59              0.58
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency and forward contracts
    ($)                                       0.22               (0.58)             0.20             (0.01)             0.63
                                              ----                ----              ----              ----              ----
TOTAL FROM INVESTMENT OPERATIONS ($)          0.88                0.03              0.72              0.58              1.21
                                              ----                ----              ----              ----              ----
  Dividends from net investment
    income ($)                               (0.62)              (0.60)            (0.56)            (0.52)            (0.60)
  Distributions from net realized
    gains ($)                                (0.15)              (0.06)            (0.01)               --                --
                                              ----                ----              ----              ----              ----
TOTAL DISTRIBUTIONS ($)                      (0.77)              (0.66)            (0.57)            (0.52)            (0.60)
                                              ----                ----              ----              ----              ----
NET ASSET VALUE, END OF YEAR ($)              6.43                5.80              5.95              6.01              6.62
                                              ====                ====              ====              ====              ====
Total return(3) (%)                          14.58                1.80             12.85             10.30             20.98

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($
thousands)                                 650,755             618,462           646,473           658,413           718,705
Ratio of operating expenses to
  average net assets (%)                      1.16                1.23              1.17              1.10              1.10
Ratio of net investment income to
  average net assets (%)                     10.41               10.19              8.88              9.70              9.10
Portfolio turnover rate (%)                  24.36               31.55             56.47             81.75             70.53
Average commission rate(6) ($)                  --                  --                --            0.0152            0.0075

                                                                                CLASS B
                                         ------------------------------------------------------------------------------------------
                                                                         YEARS ENDED MARCH 31
                                         ------------------------------------------------------------------------------------------
                                               1994(2)            1995(1)           1996(1)           1997(1)         1998(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)        6.34                6.42              5.79              5.93              5.98
                                              ----                ----              ----              ----              ----
  Net investment income ($)                   0.51                0.57              0.46              0.55              0.53
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency and forward contracts ($)        0.15               (0.58)             0.21             (0.02)             0.62
                                              ----                ----              ----              ----              ----
TOTAL FROM INVESTMENT OPERATIONS ($)          0.66               (0.01)             0.67              0.53              1.15
                                              ----                ----              ----              ----              ----
  Dividends from net investment
    income ($)                               (0.48)              (0.56)            (0.52)            (0.48)            (0.55)
  Distributions from net realized
    gains ($)                                (0.10)              (0.06)            (0.01)               --                --
                                              ----                ----              ----              ----              ----
TOTAL DISTRIBUTIONS ($)                      (0.58)              (0.62)            (0.53)            (0.48)            (0.55)
                                              ----                ----              ----              ----              ----
NET ASSET VALUE, END OF YEAR ($)              6.42                5.79              5.93              5.98              6.58
                                              ====                ====              ====              ====              ====
Total return(3) (%)                          10.76(4)             0.89             12.06              9.35             20.02

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($
  thousands)                                 67,337             117,767           185,735           259,077           345,797
Ratio of operating expenses to
  average net assets (%)                      1.93(5)             1.98              1.92              1.85              1.85
Ratio of net investment income to
  average net assets (%)                     10.32(5)             9.65              7.95              9.01              8.36
Portfolio turnover rate (%)                  24.36               31.55             56.47             81.75             70.53
Average commission rate(6) ($)                  --                  --                --            0.0152            0.0075
---------------------------------------------------------------------------------------------------------------------------------

  (1)  Per-share figures have been calculated using the average shares method.
  (2)  June 1, 1993 (commencement of share class designations) to March 31,
       1994.
  (3)  Does not reflect any front-end or contingent deferred sales charges.
  (4)  Not annualized.
  (5)  Annualized.
  (6) Average commission rate per share paid by the Fund for security trades on which commissions are charged beginning with the fiscal year ended March 31, 1997.

                                                                      Class C (Formerly Class D)
                                         ---------------------------------------------------------------------------------------
                                                                         Years ended March 31
                                         ---------------------------------------------------------------------------------------
                                               1994(2)            1995(1)           1996(1)           1997(1)         1998(1)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR($)         6.34                6.42              5.79              5.93              5.99
                                              ----                ----              ----              ----              ----
  Net investment income ($)                   0.51                0.58              0.46              0.54              0.53
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency and forward contracts ($)        0.15               (0.59)             0.21             (0.00)             0.62
                                              ----                ----              ----              ----              ----
TOTAL FROM INVESTMENT OPERATIONS ($)          0.66               (0.01)             0.67              0.54              1.15
                                              ----                ----              ----              ----              ----
  Dividends from net investment
    income ($)                               (0.48)              (0.56)            (0.52)            (0.48)            (0.55)
  Distributions from net realized
    gains ($)                                (0.10)              (0.06)            (0.01)               --                --
                                              ----                ----              ----              ----              ----
TOTAL DISTRIBUTIONS ($)                      (0.58)              (0.62)            (0.53)            (0.48)            (0.55)
                                              ----                ----              ----              ----              ----
NET ASSET VALUE, END OF YEAR ($)              6.42                5.79              5.93              5.99              6.59
                                              ====                ====              ====              ====              ====
Total return(3) (%)                          10.74(4)             0.88             12.05              9.52             19.99

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($
thousands)                                   2,661               6,766            15,262            28,488            34,586
Ratio of operating expenses to
  average net assets (%)                      1.93(5)             1.98              1.92              1.85              1.85
Ratio of net investment income to
  average net assets (%)                     10.32(5)             9.81              7.91              9.09              8.35
Portfolio turnover rate (%)                  24.36               31.55             56.47             81.75             70.53
Average commission rate(6) ($)                  --                  --                --            0.0152            0.0075

                                                                      Class S (Formerly Class C)
                                         ------------------------------------------------------------------------------------------
                                                                         Years ended March 31
                                         ------------------------------------------------------------------------------------------
                                               1994(2)            1995(1)           1996(1)           1997(1)         1998(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR($)         6.34                6.42              5.78              5.92              5.98
                                              ----                ----              ----              ----              ----
  Net investment income ($)                   0.57                0.64              0.53              0.61              0.59
  Net realized and unrealized gain
    (loss) on investments, foreign
    currency and forward contracts
    ($)                                       0.14               (0.60)             0.20             (0.01)             0.63
                                              ----                ----              ----              ----              ----
TOTAL FROM INVESTMENT OPERATIONS ($)          0.71                0.04              0.73              0.60              1.22
                                              ----                ----              ----              ----              ----
  Dividends from net investment
    income ($)                               (0.53)              (0.62)            (0.58)            (0.54)            (0.62)
  Distributions from net realized
    gains ($)                                (0.10)              (0.06)            (0.01)               --                --
                                              ----                ----              ----              ----              ----
TOTAL DISTRIBUTIONS ($)                      (0.63)              (0.68)            (0.59)            (0.54)            (0.62)
                                              ----                ----              ----              ----              ----
NET ASSET VALUE, END OF YEAR ($)              6.42                5.78              5.92              5.98              6.58
                                              ====                ====              ====              ====              ====
Total return(3) (%)                          11.67(4)             1.73             13.19             10.63             21.22

RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($
  thousands)                                   851               2,579             3,840             6,255             7,860
Ratio of operating expenses to
  average net assets (%)                      0.93(5)             0.98              0.92              0.85              0.85
Ratio of net investment income to
  average net assets (%)                     11.32(5)            10.85              8.97             10.04              9.36
Portfolio turnover rate (%)                  24.36               31.55             56.47             81.75             70.53
Average commission rate(6) ($)                  --                  --                --            0.0152            0.0075
------------------------------------------------------------------------------------------------------------------------------

  (1)  Per-share figures have been calculated using the average shares method.
  (2)  June 1, 1993 (commencement of share class designations) to March 31,
       1994.
  (3)  Does not reflect any front-end or contingent deferred sales charges.
  (4)  Not annualized.
  (5)  Annualized.
  (6) Average commission rate per share paid by the Fund for security trades on which commissions are charged beginning with the fiscal year ended March 31, 1997.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH INCOME TRUST AND
THE SHAREHOLDERS OF STATE STREET RESEARCH HIGH INCOME FUND:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research High Income Fund (a series of State Street Research Income Trust, hereafter referred to as the "Trust") at March 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
May 8, 1998

STATE STREET RESEARCH HIGH INCOME FUND

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

High Income Fund was among the top performers in its category for the 12-month period ended March 31, 1998. The Fund's 20.98% return (without sales charge) on Class A shares, outpaced most of the 199 high current yield funds tracked by Lipper Analytical Services Inc. According to Lipper, the average high current yield fund produced a 16.94% return. High Income Fund also outperformed the First Boston High Yield Index, which rose 14.33% and the Lehman Brothers Aggregate Bond Index, which rose 11.99%.

A positive economic environment for high-yield bonds and good security and industry selection contributed to the Fund's successful year. Portfolio strategy changed little over the 12 months. The Fund continued to invest the largest portion of its assets in technology/communications, consumer goods and broadcasting areas. These industries benefited from deregulation, new technologies, and high product demand for voice, data, wire and wireless communications. We reduced oil industry bonds from the portfolio, because their prices had risen to a level at which we thought they were overvalued.

We began to upgrade the quality of the portfolio by adding higher-rated securities. While we expect the environment to remain positive, we believe there is a need for vigilance.

March 31, 1998

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. In January 1994, the Fund changed its investment objective to include capital appreciation as a secondary part of its objective and to allow greater use of lower-rated securities, and convertible and preferred securities. Performance for a class may include periods prior to the adoption of class designations in 1993, which resulted in new or increased 12b-1 fees of up to 1% per class thereafter and which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge, or 5% "B" share or 1% "C" share contingent deferred sales charges, where applicable. "S" shares, offered without a sales charge, are available through certain employee benefit plans and special programs. The First Boston High Yield Index is a commonly used measure of bond market performance. The index is unmanaged and does not take transaction charges into consideration. The Lehman Brothers Aggregate Bond Index is a market-value weighted index of fixed-rate debt issues, including U.S. Treasury, agency, and corporate bond issues, and mortgage/backed securities. Direct investment in the indices is not possible; results are for illustrative purposes only. Before November 1, 1997, Class C shares were designated Class D, and Class S shares were designated Class C.

                          CHANGE IN VALUE OF $10,000
                  BASED ON THE FIRST BOSTON HIGH YIELD INDEX
                    COMPARED TO CHANGE IN VALUE OF $10,000
                         INVESTED IN HIGH INCOME FUND


CLASS A SHARES

     AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
1 Year         5 Years        10 Years
------         -------        --------
+15.54%        +10.90%        +10.64%

        High Income Fund        S&P 500
---------------------------------------
3/88       $ 9,550              $10,000
3/89        10,730               10,940
3/90        10,010               10,520
3/91        10,260               11,980
3/92        13,190               15,720
3/93        15,650               18,130
3/94        17,930               19,940
3/95        18,260               20,900
3/96        20,600               23,930
3/97        22,720               26,730
3/98        27,492               30,555

CLASS B SHARES

     AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
1 Year         5 Years        10 Years
------         -------        --------
+15.02%        +10.77%        +10.71%

        High Income Fund        S&P 500
---------------------------------------
3/88       $10,000              $10,000
3/89        11,230               10,940
3/90        10,480               10,520
3/91        10,710               11,980
3/92        13,910               15,720
3/93        16,390               18,130
3/94        18,640               19,940
3/95        18,810               20,900
3/96        21,080               23,930
3/97        23,050               26,730
3/98        27,658               30,555

CLASS C SHARES

     AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
1 Year         5 Years        10 Years
------         -------        --------
+18.99%        +11.05%        +10.72%

        High Income Fund        S&P 500
---------------------------------------
3/88       $10,000              $10,000
3/89        11,230               10,940
3/90        10,480               10,520
3/91        10,710               11,980
3/92        13,810               15,720
3/93        16,390               18,130
3/94        18,640               19,940
3/95        18,800               20,900
3/96        21,070               23,930
3/97        23,070               26,730
3/98        27,681               30,555

CLASS S SHARES

     AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
1 Year         5 Years        10 Years
------         -------        --------
+21.22%        +12.10%        +11.24%

        High Income Fund        S&P 500
---------------------------------------
3/88       $10,000              $10,000
3/89        11,230               10,940
3/90        10,480               10,520
3/91        10,710               11,980
3/92        13,810               15,720
3/93        16,390               18,130
3/94        18,790               19,940
3/95        19,120               20,900
3/96        21,640               23,930
3/97        23,940               26,730
3/98        29,018               30,555

                      State Street Research Managed Assets
                                   a series of
                       State Street Research Income Trust

                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 1, 1998


                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

INVESTMENT OBJECTIVE..............................................................................................1

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS...................................................................1

ADDITIONAL INFORMATION CONCERNING
         CERTAIN RISKS AND INVESTMENT TECHNIQUES..................................................................3

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS..................................................................16

THE TRUST, THE FUND AND ITS SHARES...............................................................................23

TRUSTEES AND OFFICERS............................................................................................26

MANAGEMENT OF THE FUND AND INVESTMENT ADVISORY SERVICES..........................................................31

PURCHASE AND REDEMPTION OF SHARES................................................................................32

SHAREHOLDER ACCOUNTS.............................................................................................37

NET ASSET VALUE..................................................................................................41

PORTFOLIO TRANSACTIONS...........................................................................................43

CERTAIN TAX MATTERS..............................................................................................46

DISTRIBUTION OF SHARES OF THE FUND...............................................................................50

CALCULATION OF PERFORMANCE DATA..................................................................................54

CUSTODIAN........................................................................................................59

INDEPENDENT ACCOUNTANTS..........................................................................................59

FINANCIAL STATEMENTS.............................................................................................59

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Managed Assets (the "Fund") dated August 1, 1998, which may be obtained without charge from the offices of State Street Research Income Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

CONTROL NUMBER:  [1285K-970829(0998)SSR-LD                         MA-879D-897]

                              INVESTMENT OBJECTIVE

         As set forth under "The Fund--Goal and Strategies--Fundamental Goal" in the Prospectus of State Street Research Managed Assets (the "Fund"), the Fund's investment goal, which is to seek a high total return while attempting to limit investment risk and preserve capital, is fundamental and may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.)


                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS


         As set forth under "The Fund--Principal Risks" and "Other Information--Other Securities and Risks" in the Fund's Prospectus, the Fund has adopted certain investment restrictions, and those investment restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund. Restrictions that are not fundamental may be changed by a vote of a majority of the Trustees of the Trust.

         The Fund's fundamental investment restrictions are set forth below. Under these restrictions, it is the Fund's policy:


         (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

         (2)      not to issue senior securities;

         (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, if determined by the Trust's Board of Trustees, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

         (4) not to purchase or sell fee simple interests in real estate, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate;

         (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when-issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies, shall not be deemed investments in commodities or commodities contracts;

         (6) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (including repurchase agreements with respect thereto);

         (7) not to conduct arbitrage transactions (provided that investments in futures and options shall not be deemed arbitrage transactions);

         (8) not to invest in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);

         (9) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of nongovernment-related issuers principally engaged in any one industry, as described in the Fund's Prospectus or Statement of Additional Information, as amended from time to time; and

         (10) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing. As a matter of current operating, but not fundamental, policy, the Fund will not purchase additional portfolio securities at any time when it has outstanding money borrowings in excess of 5% of the Fund's total assets (taken at current value).

         The following investment restrictions may be changed by a vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:

         (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days);


         (2) not to engage in transactions in options except in connection with options on securities, securities indices and commodities, and options on futures on securities, securities indices and commodities;

         (3) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box";

         (4) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures and options, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of futures and options, are not deemed to involve a hypothecation, mortgage or pledge of assets);

         (5) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange; and

         (6) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments.

                        ADDITIONAL INFORMATION CONCERNING
                     CERTAIN RISKS AND INVESTMENT TECHNIQUES

Derivatives

         The Fund may buy and sell certain types of derivatives, such as options futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by State Street Research & Management Company, the Fund's Investment Manager (the "Investment Manager"), to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

         Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

         The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts.

         Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

         The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.


         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

Options.

         The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

         The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

         Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Options on Futures Contracts.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity.

         The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such non-hedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

         As noted above, the Fund may engage in both hedging and nonhedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

         Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Short Sales Against the Box

         The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

Zero and Step Coupon Securities

         Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero and step coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The amount of the discount fluctuates with the market value of such securities, which may be more volatile than that of securities which pay interest at regular intervals.

Lower Quality Fixed Income Securities

         In addition to those risks set forth in the Prospectus, lower quality securities involve risks (i) that the limited liquidity and secondary market support for such securities will heighten the effect of adverse publicity and investor perceptions and make selection and valuation of portfolio securities more subjective and dependent upon the Investment Manager's credit analysis;
(ii) of substantial market price volatility and/or the potential for the insolvency of issuers during periods of changing interest rates and economic difficulty, particularly with respect to securities that do not pay interest currently in cash; (iii) of subordination to the prior claims of banks and other senior lenders; (iv) of the possibility that earnings of an issuer may be insufficient to meet its debt service; and (v) of realization of taxable income for shareholders without the corresponding receipt of cash in connection with investments in "zero coupon" or "pay-in-kind" securities. Growth in the market for this type of security has paralleled a general expansion in certain sectors in the U.S. economy, and the effects of adverse economic changes (including a recession) are unclear.


Transactions in Precious Metals

         The Fund will invest in precious metals only through banks (both United States and foreign), brokers or dealers who are members of (or affiliated with members of) a regulated North American commodities, commodities futures or securities exchange or a foreign commodities, commodities futures or securities exchange, or other institutions that meet certain standards of creditworthiness established by the Trustees from time to time. Bullion and coins do not usually generate income, offering only the potential of capital appreciation, and, in these transactions, the Fund may encounter higher custody and transaction costs than those normally associated with the ownership of securities, as well as insurance and shipping costs. In addition, investments in bullion and coins could adversely affect the Fund's ability to qualify as a regulated investment company under the Internal Revenue Code. See "Certain Tax Matters" herein.


Swap Arrangements

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below, although the Fund does not presently expect to invest more than 5% of its net assets in such items. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

         The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission (the "CFTC") for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.


Repurchase Agreements


         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets.


Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.



When-Issued Securities


         The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Restricted Securities


         It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities. Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Foreign Investments

         The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

         ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDRs are receipts issued in one country which also evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. GDRs are designed for use when the issuer is raising capital in more than one market simultaneously, such as the issuer's local market and the U.S., and have been used to overcome local selling restrictions to foreign investors. In addition, many GDRs are eligible for book-entry settlement through Cedel, Euroclear and DTC. The underlying securities are not always denominated in the same currency as the ADRs, EDRs or GDRs. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

         ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

         The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

         These risks are usually higher in less-developed countries. Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economies that are based on only a few industries. The Fund may invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies.

Currency Transactions

         The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Securities Lending

         The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, repurchase agreements or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

         The Fund will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

Short-Term Trading

         The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

Temporary and Defensive Investments

         The Fund may hold up to 100% of its assets in cash or high-quality debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of high-quality instruments in which the Fund may invest for such purposes include money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.


Industry Classifications


         In determining how much of the portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies, or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed Mortgages" includes private pools of nongovernment backed mortgages.

Basic Industries                        Consumer Staple                      Science & Technology
Chemical                                Business Service                     Aerospace
Diversified                             Container                            Computer Software & Service
Electrical Equipment                    Drug                                 Electronic Components
Forest Products                         Food & Beverage                      Electronic Equipment
Machinery                               Hospital Supply                      Office Equipment
Metal & Mining                          Personal Care
Railroad                                Printing & Publishing
Truckers                                Tobacco

Utility                                 Energy                               Consumer Cyclical
Electric                                Oil Refining & Marketing             Airline
Gas                                     Oil Production                       Automotive
Gas Transmission                        Oil Service                          Building
Telephone                                                                    Hotel & Restaurant
                                                                             Photography
Other                                   Finance                              Recreation
Trust Certificates--                     Bank                                 Retail Trade
  Government Related Lending            Financial Service                    Textile & Apparel
Asset-backed--Mortgages                  Insurance
Asset-backed--Credit
  Card Receivables

Computer-Related Risks

         Many mutual funds and other companies that issue securities, as well as government entities upon whom those mutual funds and companies depend, may be adversely affected by computer systems (whether their own systems or systems of their service providers) that do not properly process dates beginning with January 1, 2000 and information related to those dates. In addition, many funds and other companies, especially those funds and companies that do business in one or more national currencies of the countries in the European Union (the "EU"), may be adversely affected by computer systems that cannot accommodate concurrent references to two currencies, the national currency and the euro (the proposed currency unit of the EU). Beginning on January 1, 1999 and for the three years thereafter, businesses and governments in most EU countries generally must be prepared to conduct their businesses in their national currency and the euro. After such three-year period, they must conduct their businesses only in the euro.

         The euro conversion presents additional risks for the Fund to the extent that it invests in securities denominated in a national currency that eventually will be replaced by the euro. For example, trading, accounting and other administrative systems must be able to reflect exchange rates between a national currency of an EU member and the euro and to redenominateoutstanding tradeable debt securities into the euro in accordance with specific technical requirements.

           The Investment Manager currently is in the process of reviewing its internal computer systems as they relate to the Fund, as well as the computer systems of those service providers upon which the Fund relies, in order to obtain reasonable assurances that the Fund will not experience a material adverse impact related to either problem. The Fund does not currently anticipate that either problem will have a material adverse impact on its portfolio investments, taken as a whole. There can be no assurances in either area, however, including the possibility that either or both problems could negatively affect the investment markets or the economy generally.

                 DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS

         The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

Managing Volatility.

         In administering the Funds' investments, the Investment Manager attempts to manage the volatility of the Fund's portfolio of debt securities by managing the duration and weighted average maturity of those securities.

         Duration is an indicator of the expected volatility of a bond portfolio's net asset value in response to changes in interest rates. In calculating duration, the fund measures the average time required to receive all cash flows associated with those debt securities -- representing payments of principal and interest -- by considering the timing, frequency and amount of payment expected from each portfolio debt security. The higher the duration, the greater the gains and losses when interest rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S. government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.

         The Investment Manager may use several methods to manage the duration of the Fund's portfolio of debt securities in order to increase or decrease its exposure to changes in interest rates. First, the Investment Manager may adjust duration by adjusting the mix of debt securities held by the Fund. For example, if the Investment Manager intends to shorten duration, it may sell debt instruments that individually have a long duration and purchase other debt instruments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the security give the issuer of the security the right to call the security prior to maturity. Second, the Investment Manager may adjust duration using derivative transactions, especially with interest rate futures and options contracts. For example, if the Investment Manager wants to lengthen the duration of a Fund's portfolio of debt securities, it could purchase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, the Investment Manager may use a technique to extend duration in the event rates rise by writing an out-of-the-money put option and receiving premium income with the expectation that the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading specific portfolio securities.

         Weighted average maturity is another indicator of potential volatility used by the Investment Manager with respect to the Fund's portfolio of debt securities, although for certain types of debt securities, such as high quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average maturity is the average of all maturities of the individual debt securities held by the Fund, weighted by the market value of each security. Generally, the longer the weighted average maturity, the more Fund price will vary in response to changes in interest rates.

U.S. Government and Related Securities.

         U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

         o direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

         o obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

         o obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so.

Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, amixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

Bank Money Investments.

         Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at astated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Short-Term Corporate Debt Instruments.

         Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by, among others, (a) corporations and (b) domestic or foreign bank holding companies or their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

Lower Rated Debt Securities.

         The Fund may invest up to 10% of its total assets in debt securities within the BB major rating category or lower by S&P or the Ba major rating category or lower by Moody's or debt securities that are unrated but considered by the Investment Manager to be of equivalent investment quality to comparable rated securities. Such securities generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Further, such securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated debt securities. Risks of lower quality debt securities include (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates an/or investor perception, (iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates when the fund may be required to reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. For further information concerning the ratings of debt securities, see "--Commercial Paper Ratings" and "--Rating Categories of Debt Securities," below. In the event the rating of a security is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time.

Certain Ratings Categories.

Commercial Paper Ratings.

         Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's.

         Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating "Prime" is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

Rating Categories of Debt Securities.

         Set forth below is a description of S&P corporate bond and debenture rating categories:

         AAA: An obligation rated within the AAA category has the highest rating assigned by S&P. Capacity to meet the financial commitment on the obligation is extremely strong.

         AA: An obligation rated within the AA category differs from the highest rated obligation only in small degree. Capacity to meet the financial obligation is very strong.

         A: An obligation rated within the A category is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, capacity to meet the financial commitment on the obligation is still strong.

         BBB: An obligation rated within the BBB category exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet the financial commitment on the obligation.

         Obligations rated within the BB, B, CCC, CC and C categories are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB: An obligation rated within the BB category is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet the financial commitment on the obligation. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

         B: An obligation rated within the B category is more vulnerable to nonpayment than obligations rated within the BB category, but currently has the capacity to meet the financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair capacity or willingness to meet the financial commitment on the obligation. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: An obligation rated within the CCC category is vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions to meet the financial commitment on the obligation. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to meet the financial commitment on the obligation.

         CC: An obligation rated within the CC category is currently highly vulnerable to nonpayment.

         C: The C rating may be used to cover a situation where a bankruptcy petition has been filed, but payments on this obligation are being continued.

         D: An obligation rated within the D category is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         S&P may attach the "r" symbol to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayments risks-such as interest only (IO) and principal only (PO) mortgage securities; and obligations with unusually risky terms, such as inverse floaters.

         Set forth below is a description of Moody's corporate bond and debenture rating categories:

         Aaa: Bonds which are rated within the Aaa category are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated within the Aa category are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated within the A category possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated within the Baa category are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated within the Ba category are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated within the B category generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated within the Caa category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated within the Ca category represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated within the C category are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         1, 2 or 3: The ratings from Aa through B may be modified by the addition of a numeral indicating a bond's rank within its rating category.

Ratings Downgrades.

         In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees of the Trust will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

                       THE TRUST, THE FUND AND ITS SHARES

         The Fund was organized in 1988 as a separate series of State Street Research Income Trust, a Massachusetts business trust. A "series" is a separate pool of assets of the Trust which is separately managed and may have a different investment objective and different investment policies from the objective and policies of another series. The Trust currently is comprised of two series:
State Street Research High Income Fund and State Street Research Managed Assets. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of each separate series, $.001 par value per share. The Trustees also have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or classes. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class S shares. Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

         The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have an adverse effect on the rights of any shareholder. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

         Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

          Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

         The Fund is an "open-end" management investment company and is a "diversified company" as those terms are defined in the 1940 Act. Among other things, a diversified fund must, with respect to 75% of its total assets, not invest more than 5% of its total assets in any one issuer.

                              TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.


         *+Peter C. Bennett, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 59. His principal occupation is currently, and during the past five years has been, Executive Vice President of State Street Research & Management Company. Mr. Bennett is also a Director of State Street Research & Management Company. Mr. Bennett's other principal business affiliations include Director, State Street Research Investment Services, Inc. and Executive Vice President, GFM International Investors, Inc.

         +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 60. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

         *+Bartlett R. Geer, One Financial Center, Boston, MA 02111 serves as Vice President of the Trust. He is 43. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company.

         +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

         *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 57. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 71. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with an affiliate of J.P. Morgan & Co. in New York.


---------------

* or + see footnotes on page 27

         +Robert A. Lawrence, 175 Federal Street, Boston, MA 02110, serves as Trustee of the Trust. He is 71. He is retired and was formerly a Partner in Saltonstall & Co., a private investment firm.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 47. His principal occupation is currently, and during the past five years has been, Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc. and Executive Vice President, Chief Financial Officer, Administrative Officer and Director, GFM International Investors, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 42. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company, Senior Vice President of State Street Research Investment Services, Inc. and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc.. Mr. McNamara's other principal business affiliations include Executive Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc. and Executive Vice President and General Counsel, GFM International Investors, Inc.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 66. He is retired and was formerly Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 60. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
60. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 44. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr.


---------------

* or + see footnotes on page 27

Shively's other principal business affiliation is Director of State Street Research Investment Services, Inc.


         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 55. His principal occupation is currently, and during the past five years has been, Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc., and (until February 1996, prior positions as President, Chief Executive Officer of that company) and Chairman of the Board, President, Chief Executive Officer and Director of GFM International Investors, Inc.


---------------

         *These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.


         +Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its parent, Metropolitan Life Insurance Company ("Metropolitan"): State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         As of April 30, 1998, the Trustees and principal officers of the Trust as group owned approximately 1.5% of the Fund's outstanding Class A shares and owned no shares of the Fund's outstanding Class B, Class C or Class S shares.

         Also as of April 30, 1998, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                                   Shareholder                                    %
                                   -----------                                    -
Class C (a)           Merrill Lynch                                             24.2

Class S (a)           Chase Manhattan Bank                                      90.2


         The full name and address of each of the above persons or entities are as follows:


Merrill Lynch, Pierce, Fenner & Smith, Inc. (b)
4800 Deerlake Drive East
Jacksonville, FL 32246

Chase Manhattan Bank, N.A. (b)(c)
770 Broadway
New York, NY 10003


-----------------------


(a) Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

(b) The Fund believes that each named record holder does not have beneficial ownership of such shares.

(c) Chase Manhattan Bank holds such shares as a trustee under certain employee benefit plans serviced by Metropolitan Life Insurance Company.

         The Trustees were compensated as follows:

-------------------------------------------------------------------------------------------------------------------
                                                                                      Total
                                                                                  Compensation
                                             Aggregate                           From Trust and
        Name of                            Compensation                           Complex Paid
        Trustee                            From Trust(a)                         to Trustees(b)
-------------------------------------------------------------------------------------------------------------------

Steve A. Garban                             $   7,600                               $     75,899
Malcolm T. Hopkins                          $   8,000                               $     78,499
Edward M. Lamont                            $   7,400                               $     68,741
Robert A. Lawrence                          $   8,200                               $     93,125
Dean O. Morton                              $   8,600                               $     97,125
Toby Rosenblatt                             $   8,200                               $     68,741
Michael S. Scott Morton                     $   9,200                               $    103,625
Ralph F. Verni                              $       0                               $          0

-----------------------

(a) For the Fund's fiscal year ended March 31, 1998. See "The Trust, the Fund and its Shares" in this Statement of Additional Information for a listing of series.

(b) Includes compensation on behalf of all series of 12 investment companies for which the Investment Manager or its parent, Metropolitan served as investment adviser. "Total Compensation from Trust and Complex Paid to Trustees" for the 12 months ended December 31, 1997. The Trust does not provide any pension or retirement benefits for the Trustees.

             MANAGEMENT OF THE FUND AND INVESTMENT ADVISORY SERVICES

         Under the provisions of the Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities.

         The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly owned subsidiary of Metropolitan.

         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of regular trading on the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.75% on the first $500 million, 0.70% on the next $500 million and 0.50% on amounts over $1 billion, of the net assets of the Fund.

         The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to the Fund. For the fiscal years ended March 31, 1996, 1997 and 1998 the Fund's investment advisory fee prior to the assumption of fees or expenses was $3,051,182, $3,692,033, and $4,785,350, respectively. For the same periods, the voluntary reduction of fees or assumption of expenses amounted to $715,739, $475,396, and $113,307, respectively.

         The Advisory Agreement provides that it shall continue in effect with respect to the Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the

Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60-days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under the Code of Ethics of the Investment Manager, investment management personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.


                        PURCHASE AND REDEMPTION OF SHARES


         Shares of the Fund are distributed by State Street Research Investment Services, Inc. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, is set forth under "Your Investment" in the Prospectus. The following supplements that information.

         Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of the close of regular trading on the NYSE on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Class A Shares--Reduced Sales Charges. The reduced sales charges set forth under "Your Investment--Choosing a Share Class" in the Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in
Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and
(v) an employee benefit plan of a single employer or of affiliated employers.


         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class S shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C, and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Other Programs Related to Class A Shares. Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

         In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and person: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

         Conversion of Class B Shares to Class A Shares. A shareholder's Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

         Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B shares and receive in lieu thereof an annual fee, usually 1% with respect to such outstanding shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B and Class C shares without an initial sales charge.

         In determining the applicability and rate of any contingent deferred sales charge of Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by shareholder for the longest period of time. Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

         Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.

        Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.

         Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

         Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

         In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

         Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Investment--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.

         Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor.

         Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $100,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.

         Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

         Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.

                              SHAREHOLDER ACCOUNTS

         General information on shareholder accounts is included in the Fund's Prospectus under "Your Investment." The following supplements that information.

         Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

         To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

         The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

         The Fund's Open Account System provides the following options:

         1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

                  (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

                  (b) All income dividends and capital gains distributions in cash.

                  (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "--Dividend Allocation Plan" herein.

         Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

         Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

         Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

         The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Investment--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

         The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by the Service Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.

         Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

         Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

         Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

         Telephone Privileges. A shareholder with telephone privileges that are offered with his or her Account (see "Your Investment--Account Policies--Telephone Requests") is deemed to authorize the Service Center and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder or the shareholder's financial professional to redeem or exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. Neither the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager nor the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.

         Alternative Means of Contacting the Fund. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the

Service Center. In that event, however, the shareholder should contact the Service Center at 1-800-562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.


                                 NET ASSET VALUE


         The net asset value of the shares of the Fund is determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.


         In determining the values of portfolio assets as provided below, the Trustees may utilize one or more pricing services, in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.

         The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover


         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The portfolio turnover rates for the fiscal years ended March 31, 1997 and 1998 were 108.41% and 133.30%, respectively. The Investment Manager believes that the portfolio turnover for the fiscal year ended March 31, 1998 was significantly higher then the year before because of portfolio restructuring to adjust to changes in the asset allocations that were made based on market valuations and the economic outlook, among other things.


Brokerage Allocation

         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.


         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given by the Investment Manager to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those contained in certain trading systems and used for portfolio analysis and modeling and also software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources); and portfolio evaluation services and relative performance of accounts.

         In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees or Directors of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. The Investment Manager's investment management personnel conducts internal surveys and uses other methods to evaluate the quality of research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department, which sometimes uses this information as a consideration to the extent described above in the selection of brokers to execute portfolio transactions.

         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of the services to determine the proportion which is allocable to research or investment decision-making and the proportion allocable to other purposes. The Investment Manager pays directly from its own funds for that portion allocable to uses other than research or investment decision-making. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.

         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive an allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934. Brokerage commissions paid by the Fund in secondary trading during the last three fiscal years ended March 31 were as follows: 1996, $754,584; 1997, $1,136,104; and 1998, $1,252,657.
During and at the end of its most recent fiscal year, the Fund did not hold in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         In some instances, certain clients of the Investment Manager request that it place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Investment Manager generally agrees to honor those requests to the to the extent practicable. Clients may condition their requests by requiring the Investment Manager only to effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. In other cases, the Investment Manager may be unable to negotiate commissions or obtain volume discounts or bests execution. In addition a disparity may exist among the commissions charged to clients who request the Investment Manager to use particular brokers or dealers, and also between the those clients and those who do not make such requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved with directed brokerage is that, in an effort to achieve orderly execution transactions, execution of orders that have designated particular brokers may, at the discretion of the trading desk, be delayed until execution of other non-designated orders have been completed.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the size of the order, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.


                               CERTAIN TAX MATTERS


Taxation Of The Fund--In General

         The Fund intends to qualify and elects to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

       If in any year the Fund derives more than 10% of its gross income (as defined in the Code, which disregards losses for that purpose) from investments made directly in commodities, including precious metal investments, or commodity-related options, futures or indices, the fund in such year may fail to qualify as a regulated investment company under the Code. The Investment Manager intends to manage the Fund's portfolio so as to minimize the risk of such a disqualification.

       If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

       The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year, the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation Of The Fund's Investments

       Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

       Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). For debt securities acquired before May 1, 1993, this rule applies only if the debt security was issued after July 18, 1984. Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount in income currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

       Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

         Gains or losses attributable to foreign currency contracts or fluctuations in exchange rates that occur between the time the Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss. Such ordinary income or loss will increase or decrease the amount of the Fund's net investment income.

         If the Fund invests in the stock of certain "passive foreign investment companies" ("PFICs"), income of such companies may become taxable to the Fund prior to its distribution to the Fund or, alternatively, ordinary income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. The Fund does not intend to invest in PFICs. Because of the broad scope of the PFIC rules, however, there can be no assurance that the Fund can avoid doing so.

Taxation Of The Fund's Shareholders

         The Fund may be subject to foreign taxes, including foreign income taxes. If so, the Fund intends to meet the requirements of the Code for passing through to its shareholders the tax benefit of foreign income taxes paid, although there is no assurance that it will be able to do so. Under this provision, if more than half of the value of the total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the Fund will be eligible and intends to elect to pass through to its shareholders the amount of foreign taxes it paid if such amounts are material. Pursuant to this election, a United States shareholder will, in general, be required to (i) include in gross income, in addition to taxable distributions actually received, his or her pro rata share of the foreign taxes paid by the Fund, (ii) treat that share of taxes as having been paid directly by him or her, and (iii) either deduct such share of taxes or treat such share of taxes as a credit against United States income tax liability. A tax-exempt shareholder will ordinarily not benefit from this election.

         Generally, a credit for foreign taxes paid by the Fund may not exceed a shareholder's United States income tax attributable to the shareholder's foreign source income. This limitation applies separately to different categories of income, one of which is foreign-source passive income, which is likely to include all of the foreign-source income of the Fund. As a result of these limitations, some shareholders may not be able to utilize fully any foreign tax credits generated by an investment in the Fund. The Fund will provide its shareholders with information about the source of its income and the foreign taxes it has paid for use in preparing the shareholder's United States income tax return.

         Dividends from domestic corporations are not expected to comprise a substantial part of the income of the Fund. If such dividends are earned by the Fund, then a portion of the dividends paid by the Fund may qualify for the 70% deduction for dividends received which is available to corporate shareholders of the Fund. Shareholders will be informed of any portion of the dividends paid by the Fund which qualifies for this deduction. The dividends-received deduction is reduced to the extent the dividends received are treated as debt-financed, under the Code, and is eliminated if the stock is held for less than 46 days.

         Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by the Fund result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


         The foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, that is, United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to United States withholding at a rate of 30% (or at a lower rate under an applicable treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from United States sources under the Code.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.


                       DISTRIBUTION OF SHARES OF THE FUND


         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal years ended March 31, 1996, 1997 and 1998, total sales charges on Class A shares paid to the Distributor amounted to $869,039, $1,283,941 and $1,621,289, respectively. For the same periods, the Distributor retained $107,358, $158,495 and $203,896, respectively, after reallowance of concessions to dealers. The Distributor may also pay its affiliate MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales.

         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.


         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.


         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such Class A, Class B and Class C shares as follows:

                      Fiscal Year Ended                 Fiscal Year Ended                 Fiscal Year Ended
                       March 31, 1998                     March 31, 1997                     March 31, 1996
                -----------------------------     -----------------------------       ---------------------------
                 Contingent       Commissions      Contingent       Commissions        Contingent     Commissions
                  Deferred          Paid to         Deferred          Paid to           Deferred        Paid to
                Sales Charges       Dealers       Sales Charges       Dealers         Sales Charges     Dealers
                -------------       -------       -------------       -------         -------------     -------
Class A          $         0    $  1,417,393      $         0     $  1,125,446        $        0    $      761,681
Class B          $   483,752    $  2,853,020      $   387,778     $  2,208,110        $  965,398    $    1,290,690
Class C          $     1,611    $     47,177      $     1,277     $     46,532        $    6,098    $       22,246

         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance or servicing of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

         The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.

         The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

         Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. The distribution and servicing expenses of a particular class will be borne solely by that class. In addition, a rule of the NASD limits annual expenditures that the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time.

         The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting, and for distribution through mutual fund supermarkets or similar arrangements.

         During the fiscal year ended March 31, 1998, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                                      Class A               Class B           Class C*
                                                      -------               -------           --------
Advertising                                       $          0         $      46,071        $      8,987

Printing and mailing of prospectuses to
  other than current shareholders                            0                11,703               2,292

Compensation to dealers                                716,302             2,874,899             165,263

Compensation to sales personnel                              0                91,325              19,178

Interest                                                     0                     0                   0

Carrying or other financing charges                          0                     0                   0

Other expenses: marketing; general                           0                49,882               9,868
                                                  ------------         -------------        ------------
Total Fees                                        $    716,302         $   3,073,880        $    205,588

-------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares.


The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.


         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                         CALCULATION OF PERFORMANCE DATA


         From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Fund might be compared to .

         The average annual total return ("standard total return") of the Class A, Class B, Class C and Class S shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations on June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. The application of the additional Rule 12b-1 fees, if any, of up to 1% will, for periods after June 1, 1993, adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

         The performance data below reflect Rule 12b-1 fees, where applicable, sales charges as follows:

                                 Rule 12b-1 Fees                                         Sales Charges
         -------------------------------------------------------           -----------------------------------
         Current
Class    Amount                       Period
-----    -------                      ------
   A        0.25%     Since commencement of operations to present          Maximum 4.5% sales charge reflected

   B        1.00%     0.25% until June 1, 1993; 1.00% June 1, 1- and
                      5-year periods reflect a 5% and 1993 to present;
                      fee will reduce performance a 2% contingent
                      deferred sales charge, for periods after June
                      1, 1993 respectively

   C*       1.00%     0.25% until June 1, 1993; 1.00% June 1, 1993         1-year period reflects a 1% contingent
                      to present; fee will reduce performance for          deferred sales charge
                      periods after June 1, 1993

   S*        None     0.25% until June 1, 1993; 0% thereafter              None

--------------------

* Prior to November 1, 1997, the Fund's current Class C shares were designated as Class D shares and the Fund's current Class S shares were designated as Class C shares.

         All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "Accrued Expenses and Recurring Charges" later in this section.

Total Return

         The Fund's standard average annual total returns ("standard total return") of each class of shares were as follows:

                          Commencement of
                            Operations                       Five Years                       One Year
                        (December 29, 1988)                     Ended                           Ended
                         to March 31, 1998                 March 31, 1998                  March 31, 1998
                        -------------------                --------------                  --------------
    Class A                     12.80%                           13.96%                        23.79%
    Class B                     12.91%                           13.93%                        23.53%
    Class C                     12.91%                           14.18%                        27.59%
    Class S                     13.50%                           15.29%                        29.93%

         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                 P(1+T)(n) = ERV

Where:      P        =       a hypothetical initial payment of $1,000

            T        =       average annual total return

            n        =       number of years

            ERV      =       ending redeemable value at the end of the designated
                             period assuming a hypothetical $1,000 payment made at
                             the beginning of the designated period

         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Yield


         The annualized yield of each class of shares of the Fund based on the month of March 1998 was as follows:

         Class A                            1.34%
         Class B                            0.69%
         Class C                            0.68%
         Class S                            1.66%

         Yield for each of the Fund's Class A, Class B, Class C and Class S shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                            YIELD = 2[(a-b + 1)(6) -1]
                                       ---
                                       cd

Where        a    =        dividends and interest earned during the period

             b    =        expenses accrued for the period (net of voluntary expense reductions by the Investment Manager)

             c    =        the average daily number of shares outstanding during the period that were entitled to receive dividends

             d    =        the maximum offering price per share on the last day of the period

         To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to effective maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to effective maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.


         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.


         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.


         All accrued expenses are taken into account as described later herein.


         Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses and Recurring Charges

         Accrued expenses include all recurring charges that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.


         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return


         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and as noted any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended March 31, 1998 without taking sales charges into account, were as follows:

                               Class A             7.28%
                               Class B             6.87%
                               Class C             6.85%
                               Class S             7.41%


Distribution Rates


         The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.


         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

         The distribution rates of the Fund, based on the month of March 1998, were as follows:

                Class A                             1.65%
                Class B                             0.83%
                Class C                             0.83%
                Class S                             1.97%


                                    CUSTODIAN


         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.


                             INDEPENDENT ACCOUNTANTS


         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of the Fund.


                              FINANCIAL STATEMENTS


         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner. For more information, call State Street Research Service Center.

         The following financial statements are for the Fund's fiscal year ended March 31, 1998:

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
MARCH 31, 1998
--------------------------------------------------------------------------------

                                                                                           Value
                                                                     Shares               (Note 1)
---------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES 59.8%
BASIC INDUSTRIES 8.4%
CHEMICAL 2.4%
Agrium Inc. ....................................................        353,000       $  4,986,125
Cabot Corp.++ ..................................................        159,100          5,866,812
Cambrex Corp. ..................................................         21,050          1,060,394
Ciba Specialty Chemicals AG* ...................................         12,400          1,586,094
E.I. Du Pont De Nemours & Co. ..................................         19,900          1,353,200
OM Group Inc. ..................................................         14,700            619,238
Thiokol Corp. ..................................................         52,800          2,550,900
                                                                                      ------------
                                                                                        18,022,763
                                                                                      ------------
DIVERSIFIED 0.8%
Axia Holdings Corp.*(+) ........................................            750             75,750
Johnson Controls Inc. ..........................................         28,900          1,753,869
Mark IV Industries Inc. ........................................        127,500          2,900,625
Ogden Corp. ....................................................         40,800          1,173,000
                                                                                      ------------
                                                                                         5,903,244
                                                                                      ------------
ELECTRICAL EQUIPMENT 1.1%
Asia Pacific Wire & Cable Corp. Ltd.* ..........................        200,400          1,603,200
Essex International Inc.* ......................................         23,500            928,250
General Electric Co. ...........................................         53,300          4,593,794
Protection One Inc. Wts.*+ .....................................            800             10,800
Sony Corp.* ....................................................         16,000          1,357,102
                                                                                      ------------
                                                                                         8,493,146
                                                                                      ------------
FOREST PRODUCT 1.0%
Abitibi-Consolidated Inc. ......................................        338,800          5,145,525
Equitable Bag Inc.* ............................................         47,600             19,040
Equitable Bag Inc. Pfd.* .......................................          4,760             71,400
MacMillan Bloedel Ltd. .........................................        124,500          1,750,781
Mail-Well Holdings, Inc.*(+) ...................................         21,307            807,003
                                                                                      ------------
                                                                                         7,793,749
                                                                                      ------------
MACHINERY 1.8%
Chatwins Group Inc. Wts.*+ .....................................            500                500
Howmet International Inc.* .....................................        165,300          2,954,737
ITEQ Inc.* .....................................................        145,800          2,077,650
Sundstrand Corp. ...............................................         62,800          3,799,400
Tyco International Ltd. ........................................         79,600          4,348,150
                                                                                      ------------
                                                                                        13,180,437
                                                                                      ------------
METAL & MINING 1.1%
Bar Technologies Inc. Wts.*+ ...................................            250             15,000
Crown Packaging Holdings Ltd. Wts.*+ ...........................          3,750              1,875
General Cable Corp.* ...........................................         26,600          1,206,975
Kennametal Inc. ................................................        101,000          5,315,125
NS Group Inc. Wts.*+ ...........................................            650             97,500
Sheffield Steel Corp.*+ ........................................          1,250              3,750
Wyman-Gordon Co.* ..............................................         62,600          1,431,975
                                                                                      ------------
                                                                                         8,072,200
                                                                                      ------------
TRUCKERS 0.2%
CNF Transportation Inc. ........................................         45,600          1,638,750
                                                                                      ------------
Total Basic Industries .........................................                        63,104,289
                                                                                      ------------
CONSUMER CYCLICAL 9.3%
AIRLINE 0.4%
Aeroporti Di Roma SPA* .........................................        163,100          2,809,292
CHC Helicopter Corp. Wts.*(+) ..................................          2,000              6,000
Virgin Express Holdings PLC ADR* ...............................          9,800            232,750
                                                                                      ------------
                                                                                         3,048,042
                                                                                      ------------
AUTOMOTIVE 1.1%
Budget Group Inc. Cl. A* .......................................         16,200            607,500
Exide Corp. ....................................................        165,000          2,794,688
Gencorp Inc. ...................................................         60,500          1,860,375
Midas Inc.* ....................................................         21,983            453,399
Renault SA* ....................................................         58,200          2,591,884
                                                                                      ------------
                                                                                         8,307,846
                                                                                      ------------
BUILDING 0.1%
Golf Trust America Inc.* .......................................         12,000            376,500
Waxman Industries Inc. Wts.*+ ..................................         29,500             73,750
                                                                                      ------------
                                                                                           450,250
                                                                                      ------------
HOTEL & RESTAURANT 1.3%
CKE Restaurants Inc. ...........................................          9,460            347,655
Harrah's Entertainment Inc.* ...................................        153,900          3,780,169
Landry Seafood Restaurants Inc.* ...............................          7,800            239,850
Mirage Resorts Inc.* ...........................................        224,400          5,455,725
Motels of America Inc.*+ .......................................            500              5,000
                                                                                      ------------
                                                                                         9,828,399
                                                                                      ------------
RECREATION 2.1%
American Radio Systems Corp. Cl. A* ............................         16,900          1,072,097
American Radio Systems Corp. Series B Exch. Pfd. ...............          2,632            310,576
American Telecasting Inc. Wts.* ................................          1,250              1,250
Chancellor Media Corp. .........................................         34,900          1,601,037
Cox Communications Inc.* .......................................         39,600          1,663,200
Fitzgeralds South Inc. Wts.*(+) ................................          1,250             12,500
Goldriver Hotel & Casino Corp. Cl. B*(+) .......................         20,000              2,500
Goldriver Hotel & Casino Corp. Liquidation Trust Units*(+)              500,000              6,350
Granite Broadcasting Corp. Exch. Pfd.# .........................            288            328,320
Gtech Holdings Corp.* ..........................................         49,700          1,932,087
Heartland Wireless Communications, Inc. Wts.*(+) ...............          1,500                 15
International Game Technology Inc. .............................         76,400          1,910,000
Mattel Inc. ....................................................         49,800          1,973,325
Panavision Inc.* ...............................................          6,300            165,769
SHRP Equity Inc.* ..............................................             37                148
Steiner Leisure Ltd.* ..........................................         36,400          1,849,575
US West Inc.* ..................................................         71,600          2,488,100
Wireless One Inc. Wts.*+ .......................................            750                  8
Wireless One Inc. Wts.* ........................................          1,250                 62
                                                                                      ------------
                                                                                        15,316,919
                                                                                      ------------
RETAIL TRADE 4.2%
Blyth Industries Inc.* .........................................         13,800            470,925
Cendant Corp.* .................................................         90,700          3,593,987
Central Rents Inc.*+ ...........................................            250             13,750
CSK Auto Corp.* ................................................          8,200            184,500
Dayton Hudson Corp. ............................................         26,600          2,340,800
Fred Meyer Inc.* ...............................................          4,755            219,642
Hannaford Brothers Co. .........................................        105,800          4,701,487
Home Depot Inc. ................................................         50,200          3,385,362
InaCom Corp.* ..................................................         22,900            632,613
RETAIL TRADE (CONT'D)
Kroger Co.* ....................................................        102,900          4,752,694
Proffitts Inc.* ................................................         37,725          1,367,531
Rite Aid Corp. .................................................        123,400          4,226,450
Supermarkets General Holdings Corp. Exch. Pfd.# ................         18,200            382,200
Wal-Mart Stores, Inc. ..........................................         64,300          3,267,244
Wolters Kluwer NV* .............................................         15,300          2,186,815
                                                                                      ------------
                                                                                        31,726,000
                                                                                      ------------
TEXTILE & APPAREL 0.1%
Acme Boot Co.*+ ................................................            250                250
Columbia Sportswear Co.* .......................................          1,100             23,238
Warnaco Group Inc. Cl. A .......................................         21,500            843,875
                                                                                      ------------
                                                                                           867,363
                                                                                      ------------
Total Consumer Cyclical ........................................                        69,544,819
                                                                                      ------------
CONSUMER STAPLE 13.3%
BUSINESS SERVICE 2.2%
A.C. Nielson Corp.* ............................................        148,800          3,933,900
Apollo Group Inc. Cl. A* .......................................         39,000          1,876,875
Avis Rent A Car, Inc.* .........................................          8,800            285,450
Comverse Technology Inc.* ......................................         17,915            875,596
Dollar Thrifty Automotive Group, Inc.* .........................         16,100            362,250
Hagler Bailly Inc.* ............................................         30,400            760,000
HBO & Co. ......................................................         56,400          3,405,150
ICF Kaiser International Inc. Wts.* ............................          2,400              1,200
La Petite Academy Inc. Cl. A Exch. Pfd.* .......................         22,000          1,012,000
Maximus Inc.* ..................................................         28,100            841,244
Pagemart Inc. Wts.*+ ...........................................          2,300             17,250
Pameco Corp.* ..................................................         27,500            505,312
Shared Medical Systems Corp. ...................................          8,200            642,675
Staff Leasing Inc.* ............................................         21,200            588,300
Vestar/LPA Investment Corp.*+ ..................................          1,375             19,250
Vestcom International Inc.* ....................................         26,700            278,681
Waddell & Reed Financial Inc. Cl. A* ...........................         10,700            278,200
Waterlink Inc.* ................................................         51,300            718,200
                                                                                      ------------
                                                                                        16,401,533
                                                                                      ------------
CONTAINER 0.6%
Ball Corp. .....................................................        133,400          4,368,850
Golden Ocean Group Ltd. Wts.*+ .................................            500              2,500
                                                                                      ------------
                                                                                         4,371,350
                                                                                      ------------
DRUG 2.8%
Ascent Pediatrics Inc.* ........................................         23,000             87,688
Atrix Laboratories Inc.* .......................................         33,600            638,400
Axogen Ltd.* ...................................................         21,700          1,236,900
Biovail Corp.* .................................................         56,100          2,706,825
Bristol-Myers Squibb Co. .......................................         23,000          2,399,187
Intelligent Polymers Ltd.* .....................................         76,900          2,364,675
Kos Pharmaceuticals Inc.* ......................................         88,400            828,750
Nutraceutical International Corp.* .............................          3,800             83,600
Pathogenesis Corp.* ............................................         14,300            479,050
Pfizer Inc. ....................................................         34,000          3,389,375
Schering-Plough Corp. ..........................................         27,400          2,238,238
Spiros Development Corp.* ......................................         59,900            958,400
Warner-Lambert Co. .............................................         22,500          3,832,031
                                                                                      ------------
                                                                                        21,243,119
                                                                                      ------------
FOOD & BEVERAGE 2.1%
Coca-Cola Co. ..................................................         33,000          2,555,437
Dr Pepper Bottling Holdings Inc. Cl. A* ........................         56,000          1,568,000
H.J. Heinz Co. .................................................         25,600          1,494,400
Hussmann International Inc.* ...................................         65,950          1,236,563
Keebler Foods Co.* .............................................         20,900            627,000
PepsiCo Inc. ...................................................         43,600          1,861,175
Sara Lee Corp. .................................................         61,300          3,777,612
Seven-Up/RC Bottling Co. of Southern California* ...............         26,250            315,000
Whitman Corp. ..................................................        131,900          2,605,025
                                                                                      ------------
                                                                                        16,040,212
                                                                                      ------------
HOSPITAL SUPPLY 2.5%
Aradigm Corp.* .................................................         30,300            382,538
Aviron Corp.* ..................................................         28,300            654,438
Centennial Healthcare Corp.* ...................................         31,900            801,487
Guidant Corp. ..................................................         33,100          2,428,712
Johnson & Johnson ..............................................         16,100          1,180,331
National Surgery Centers Inc.* .................................         37,600            961,150
Quorum Health Group Inc.* ......................................         88,900          2,989,262
Respironics Inc.* ..............................................         58,823          1,702,191
Rural/Metro Corp.* .............................................          9,400            309,025
Total Renal Care Holdings Inc.* ................................        132,633          4,418,337
U.S. Surgical Corp. ............................................         53,500          1,765,500
Xomed Surgical Products Inc.* ..................................         35,100            965,250
                                                                                      ------------
                                                                                        18,558,221
                                                                                      ------------
PERSONAL CARE 0.3%
Wesley Jessen VisionCare Inc.* .................................         78,700          2,587,263
                                                                                      ------------
PRINTING & PUBLISHING 2.6%
A.H. Belo Corp. Cl. A ..........................................         12,852            706,860
General Media Inc. Wts.*(+) ....................................            250                250
Hollinger International, Inc. Cl. A* ...........................        340,000          5,652,500
Primedia Inc. Series D Pfd. ....................................          2,500            265,625
Primedia Inc. Series F Pfd. ....................................          2,000            205,000
Prosieben Media AG* ............................................         57,100          2,979,184
Sullivan Holdings Inc.* ........................................            149             53,467
Torstar Corp. Cl. B* ...........................................         86,400          3,003,282
Valassis Communications Inc. ...................................        152,400          6,248,400
                                                                                      ------------
                                                                                        19,114,568
                                                                                      ------------
TOBACCO 0.2%
Dimon Inc. .....................................................         89,900          1,500,206
                                                                                      ------------
Total Consumer Staple ..........................................                        99,816,472
                                                                                      ------------
ENERGY 3.8%
OIL 3.4%
Abacan Resources Corp.*++ ......................................        539,500            758,672
British Petroleum Co. PLC* .....................................        109,800          1,579,805
Energy Africa Ltd.* ............................................        614,900          2,210,245
ENI SPA ADR ....................................................         48,800          3,306,200
Maxx Petroleum Ltd.*++ .........................................        334,600            439,162
Oryx Energy Co. ................................................        114,500          2,977,000
PTT Exploration & Production Public Co. Ltd.* ..................        127,200          1,441,708
Saipem SPA* ....................................................        250,000          1,487,932
Seagull Energy Corp.*++ ........................................        319,288          6,126,338
Total SA Cl. B* ................................................         12,909          1,549,705
Total SA Cl. B ADR .............................................         57,800          3,471,612
                                                                                      ------------
                                                                                        25,348,379
                                                                                      ------------
OIL SERVICE 0.4%
Cliffs Drilling Co.* ...........................................         12,300            508,144
Schlumberger Ltd. ..............................................         17,000          1,287,750
UTI Energy Corp.* ..............................................         28,800            473,400
Willbros Group Inc.*++ .........................................         34,900            573,669
                                                                                      ------------
                                                                                         2,842,963
                                                                                      ------------
Total Energy ...................................................                        28,191,342
                                                                                      ------------
FINANCE 8.0%
BANK 3.0%
Banc One Corp. .................................................         70,510          4,459,757
BankAmerica Corp. ..............................................         36,900          3,048,863
Canadian Imperial Bank of Commerce .............................        126,100          4,366,212
Chase Manhattan Corp. ..........................................         18,700          2,522,163
Commercial Federal Corp. .......................................          8,850            321,919
Fleet Financial Group Inc. .....................................         29,200          2,483,825
Golden State Bancorp Inc. ......................................         20,000            763,750
National Bank of Canada ........................................        204,700          3,843,046
Riverbank America Pfd.* ........................................         20,000            480,000
                                                                                      ------------
                                                                                        22,289,535
                                                                                      ------------
FINANCIAL SERVICE 0.9%
CMAC Investment Corp. ..........................................         13,100            874,425
Contifinancial Corp.* ..........................................         19,700            600,850
CRIIMI MAE Inc.* ...............................................         20,300            313,381
Federal National Mortgage Association ..........................         22,900          1,448,425
First Industrial Realty Trust Inc. .............................         11,300            406,800
FirstPlus Financial Group Inc.* ................................         20,200            848,400
INMC Mortgage Holdings Inc. ....................................         28,200            705,000
Liberty Property Trust .........................................         11,700            314,438
T & W Financial Corp.* .........................................         58,100          1,670,375
                                                                                      ------------
                                                                                         7,182,094
                                                                                      ------------
INSURANCE 4.1%
Ace Ltd. .......................................................        272,400         10,266,075
AMBAC Inc. .....................................................         97,900          5,721,031
Capital Re Corp.* ..............................................          6,400            411,200
HCC Insurance Holdings Inc. ....................................         39,100            899,300
Mid Ocean Ltd. .................................................         71,700          5,556,750
Mutual Risk Management Ltd. ....................................         34,100          1,155,137
Travelers Group Inc. ...........................................         43,250          2,595,000
UNUM Corp. .....................................................         69,700          3,846,569
                                                                                      ------------
                                                                                        30,451,062
                                                                                      ------------
Total Finance ..................................................                        59,922,691
                                                                                      ------------
SCIENCE & TECHNOLOGY 11.9%
AEROSPACE 0.3%
Ladish Inc.*(+) ................................................          8,667            133,250
Ladish Inc. Wts.*(+) ...........................................         15,095            213,972
Raytheon Co. Cl. A* ............................................         32,400          1,842,750
                                                                                      ------------
                                                                                         2,189,972
                                                                                      ------------
COMPUTER SOFTWARE & SERVICE 5.4%
Anacomp Inc. Wts.* .............................................          4,941             35,050
Box Hill Systems Corp.* ........................................         33,000            422,813
Check Point Software Technologies Ltd.* ........................         21,900          1,000,556
Cisco Systems Inc.* ............................................         75,400          5,155,475
Complete Business Solutions Inc.* ..............................         23,000            825,125
Diamond Multimedia Systems Inc.* ...............................         57,400            853,825
Duane Reade Inc.* ..............................................          3,800             97,138
EMC Corp.* .....................................................         60,500          2,287,656
Industir-Matematik International Corp.* ........................         30,600            960,075
Mapics Inc.* ...................................................         59,800          1,057,712
Mastech Corp.* .................................................         23,300          1,187,572
Microsoft Corp.* ...............................................         33,200          2,971,400
Nintendo Co. Ltd.* .............................................         22,700          1,959,467
Radiant Systems Inc.* ..........................................         85,000          2,103,750
SAP AG Pfd.* ...................................................          7,500          3,189,289
Sema Group PLC* ................................................         93,100          3,674,926
STB Systems Inc.* ..............................................         29,200            584,000
Transition Systems Inc.* .......................................         40,800            831,300
TT Tieto Oy Cl. B* .............................................         24,600          4,162,474
Veritas Software Co.* ..........................................         14,000            827,750
Walker Interactive Systems, Inc.* ..............................         42,000            821,625
Wang Laboratories Inc.* ........................................         22,700            702,281
WM Data AB Cl. B* ..............................................        151,800          4,024,964
Xylan Corp.* ...................................................         30,000            731,250
                                                                                      ------------
                                                                                        40,467,473
                                                                                      ------------
ELECTRONIC COMPONENTS 2.1%
Digital Microwave Corp.* .......................................         27,120            400,020
Lernout & Hauspie Speech Products NV ADR* ......................         83,100          7,260,862
Remec Inc.* ....................................................         76,150          2,184,553
RF Micro Devices Inc.* .........................................         34,100            498,713
Rohm Co.* ......................................................         15,000          1,373,616
Texas Instruments Inc. .........................................         61,900          3,350,338
World Access Inc.* .............................................         14,500            471,250
                                                                                      ------------
                                                                                        15,539,352
                                                                                      ------------
ELECTRONIC EQUIPMENT 2.8%
Aeroflex Inc.* .................................................        151,200          2,003,400
Applied Micro Circuits Corp.* ..................................         19,400            436,500
ATMI Inc.* .....................................................          9,400            284,350
Chicago Miniature Lamp, Inc.* ..................................        117,000          4,548,375
L.M. Ericsson Telephone Co. Cl. B* .............................         96,800          4,600,588
Lucent Technologies Inc.* ......................................         32,100          4,104,787
Nokia AB Cl. K Pfd.* ...........................................         13,800          1,484,106
Onix Systems Inc.* .............................................         41,200            597,400
Spectrian Corp.* ...............................................         28,500            473,813
Teradyne Inc.* .................................................         69,100          2,768,319
                                                                                      ------------
                                                                                        21,301,638
                                                                                      ------------
OFFICE EQUIPMENT 1.3%
Lexmark International Group Inc. Cl. A* ........................         36,200          1,633,525
Unisys Corp. ...................................................        243,000          4,617,000
Xerox Corp. ....................................................         34,100          3,629,519
                                                                                      ------------
                                                                                         9,880,044
                                                                                      ------------
Total Science & Technology .....................................                        89,378,479
                                                                                      ------------
UTILITY 5.1%
ELECTRIC 2.9%
Allegheny Energy Inc.* .........................................         24,200            812,213
Edison International Inc. ......................................        110,000          3,231,250
Elecricidade De Portugal SA* ...................................        100,000          2,321,098
GPU Inc. .......................................................         55,300          2,447,025
Illinova Corp. .................................................         27,200            821,100
Montana Power Co. ..............................................         25,000            901,563
OGE Energy Corp. ...............................................         60,000          3,472,500
Pinnacle West Capital Corp. ....................................         75,100          3,337,256
Veba AG* .......................................................         37,000          2,624,638
Western Resources Inc. .........................................         37,900          1,620,225
                                                                                      ------------
                                                                                        21,588,868
                                                                                      ------------
NATURAL GAS 0.8%
Calpine Corp.* .................................................         37,800            673,313
Williams Cos Inc. ..............................................        177,489          5,679,648
                                                                                      ------------
                                                                                         6,352,961
                                                                                      ------------
TELEPHONE 1.4%
AirTouch Communications Inc.* ..................................         38,500          1,884,094
Celcaribe SA*+ .................................................        297,558          1,190,232
Clearnet Communications Inc. Wts.* .............................          2,640             27,720
Econophone Inc. Wts.*+ .........................................            750             30,000
Intelcom Group, Inc. Wts.*(+) ..................................          1,650             41,250
Nextel Communications Inc. Cl. A* ..............................          1,549             52,279
Nortel Inversora SA ADR ........................................         66,000          1,905,750
Powertel Inc. Wts.* ............................................            960             10,080
RSL Communications Ltd. Wts.*+ .................................            750             67,500
SK Telecom Ltd ADR* ............................................          3,600             28,575
Telecom Italia SPA* ............................................        285,500          2,249,702
WorldCom Inc.* .................................................         75,200          3,238,300
                                                                                      ------------
                                                                                        10,725,482
                                                                                      ------------
Total Utility ..................................................                        38,667,311
                                                                                      ------------
Total Equity Securities (Cost $341,596,102) ....................                       448,625,403
                                                                                      ------------
EQUITY SECURITIES -- INFLATION RESPONSIVE INVESTMENTS 4.6%
BASIC INDUSTRIES 0.7%
METAL & MINING 0.6%
Aber Resources Ltd.* ...........................................         13,600            170,000
Anglogold Ltd. ADR .............................................         43,100            183,175
Ashanti Goldfields Ltd. GDR ....................................         50,000            465,625
Battle Mountain Gold Co. .......................................        100,000            637,500
Crown Resources Corp.* .........................................        125,000            562,500
Delta Gold NL* .................................................        168,000            219,991
Menzies Gold NL* ...............................................        400,000             52,908
Newcrest Mining Ltd.* ..........................................        150,000            238,979
Normandy Mining Ltd.* ..........................................        511,325            547,827
Pan African Resources Corp.* ...................................        215,600             10,652
Shaw Group Inc.* ...............................................          5,300            132,168
Southernera Resources Ltd.* ....................................        100,000            935,173
Sutton Resources Ltd.* .........................................         56,000            420,000
Viceroy Resource Corp.* ........................................        100,000            172,919
                                                                                      ------------
                                                                                         4,749,417
                                                                                      ------------
RAILROAD 0.1%
OMI Corp. ......................................................         76,400            687,600
Overseas Shipholding Group Inc. ................................          3,100             66,263
                                                                                      ------------
                                                                                           753,863
                                                                                      ------------
Total Basic Industries .........................................                         5,503,280
                                                                                      ------------
CONSUMER STAPLE 0.1%
BUSINESS SERVICE 0.1%
Commodore Applied Technologies, Inc.* ..........................        150,000            656,250
Commodore Applied Technologies, Inc. Wts.* .....................        150,000            168,750
                                                                                      ------------
                                                                                           825,000
                                                                                      ------------
Total Consumer Staple ..........................................                           825,000
                                                                                      ------------
ENERGY 3.1%
OIL 2.9%
3DX Technologies Inc.* .........................................         50,000             92,188
Arakis Energy Corp.*@ ..........................................        529,300          1,058,600
Barrington Petroleum Ltd.* .....................................        126,300            383,308
Basin Exploration Inc.* ........................................         15,000            309,375
Benton Oil & Gas Co.* ..........................................          9,400            103,988
Brigham Exploration Co.* .......................................         19,400            240,075
Cabot Oil & Gas Corp. Cl. A ....................................         20,200            457,025
Canadian 88 Energy Corp.* ......................................        113,200            587,232
Coho Energy Inc.* ..............................................         19,900            155,469
Crystal Oil Co.* ...............................................         10,000            420,000
Forcenergy Inc.* ...............................................          7,200            190,800
Forest Oil Corp.* ..............................................         26,300            406,006
Gulfstream Resources Canada Ltd. ...............................         58,000            270,177
KCS Energy Inc.@ ...............................................        198,900          3,182,400
Meridian Resource Corp.* .......................................         41,600            332,800
Miller Exploration Co.* ........................................         13,100            132,637
Nuevo Energy Co.* ..............................................         40,000          1,432,500
Ocean Energy Inc.* .............................................          7,410            174,598
Oil Search Ltd.* ...............................................        448,600            792,140
Optima Petroleum Corp.* ........................................         43,100             52,528
Patina Oil & Gas Corp. .........................................         15,500            110,437
Plains Resources Inc.* .........................................        109,800          1,866,600
Ranger Oil Ltd.* ...............................................        251,300          1,633,450
Santa Fe Energy Resources Inc. .................................         34,900            383,900
Seven Seas Petroleum Inc.*@ ....................................         58,800          1,517,040
Snyder Oil Corp. ...............................................         23,400            476,775
Southwestern Energy Co. ........................................         58,600            622,625
St. Mary Land & Exploration Co. ................................          9,600            366,900
Stone Energy Corp.* ............................................          9,200            359,375
Tarragon Oil & Gas Ltd.* .......................................        116,357            796,600
Titan Exploration Inc.* ........................................         51,000            414,375
Tom Brown, Inc.* ...............................................         35,600            796,550
Tri Link Resources Ltd. Cl. A* .................................         20,700            226,453
Ulster Petroleum Ltd.* .........................................        121,500          1,050,482
                                                                                      ------------
                                                                                        21,395,408
                                                                                      ------------
OIL SERVICE 0.2%
Atwood Oceanics Inc.* ..........................................          3,600            194,625
Diamond Offshore Drilling Inc.* ................................         14,300            648,862
J. Ray McDermott SA* ...........................................          3,300            139,013
TMBR/Sharp Drilling, Inc.* .....................................         20,500            235,750
Transocean Offshore Inc. .......................................         12,400            637,825
                                                                                      ------------
                                                                                         1,856,075
                                                                                      ------------
Total Energy ...................................................                        23,251,483
                                                                                      ------------
SCIENCE & TECHNOLOGY 0.1%
ELECTRONIC EQUIPMENT 0.1%
Commodore Separation Technologies, Inc.* .......................        150,000            403,125
Commodore Separation Technologies, Inc. Wts.* ..................        150,000             93,750
                                                                                      ------------
                                                                                           496,875
                                                                                      ------------
Total Science & Technology .....................................                           496,875
                                                                                      ------------
UTILITY 0.6%
NATURAL GAS 0.6%
Coastal Corp. ..................................................          4,600            299,575
K N Energy Inc. ................................................          5,300            313,031
Questar Corp. ..................................................         11,000            457,187
TransTexas Gas Corp.*@ .........................................        189,300          2,969,644
Valero Refining and Marketing Corp. ............................         15,600            520,650
                                                                                      ------------
                                                                                         4,560,087
                                                                                      ------------
Total Utility ..................................................                         4,560,087
                                                                                      ------------
Total Equity Securities -- Inflation Responsive
  Investments (Cost $34,342,471) ...............................                        34,636,725
                                                                                      ------------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

-------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL             MATURITY               VALUE
                                                           AMOUNT                 DATE                (NOTE 1)
------------------------------------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES 29.7%
U.S. TREASURY 8.0%
U.S. Treasury Bond, 12.00% .....................         $  800,000           8/15/2013            $  1,175,128
U.S. Treasury Bond, 8.75% ......................          5,400,000           5/15/2017               7,068,924
U.S. Treasury Bond, 8.125% .....................          8,175,000           8/15/2021              10,308,184
U.S. Treasury Bond, 8.50% ......................          4,850,000           2/15/2020               6,301,217
U.S. Treasury Bond, 6.875% .....................          1,425,000           8/15/2025               1,589,317
U.S. Treasury Note, 6.625% .....................          2,100,000           7/31/2001               2,160,711
U.S. Treasury Note, 5.625% .....................          3,775,000          10/31/1999               3,775,604
U.S. Treasury Note, 6.25% ......................          5,825,000           2/28/2002               5,941,500
U.S. Treasury Note, 7.875% .....................          3,650,000          11/15/2004               4,077,744
U.S. Treasury Note, 6.50% ......................          2,150,000           8/15/2005               2,247,094
U.S. Treasury Note, 6.50% ......................          1,450,000           5/31/2002               1,493,500
U.S. Treasury Note, 7.50% ......................          1,575,000           2/15/2005               1,731,760
U.S. Treasury Note, 6.875% .....................          1,200,000           5/15/2006               1,286,628
U.S. Treasury TIPS, 3.375% .....................            688,399           1/15/2007                 667,423
U.S. Treasury TIPS, 3.625% .....................            725,116           1/15/2008                 716,958
U.S. Treasury STRIPS, 0.00% ....................          3,500,000          11/15/2001               2,858,940
U.S. Treasury STRIPS, 0.00% ....................          5,850,000           5/15/2003               4,393,350
U.S. Treasury STRIPS, 0.00% ....................          4,225,000           5/15/2007               2,496,933
                                                                                                   ------------
                                                                                                     60,290,915
                                                                                                   ------------
U.S. AGENCY MORTGAGE 4.7%
Federal Home Loan Mortgage Corp., 7.50% ........             75,294           4/01/2002                  76,217
Federal Home Loan Mortgage Corp., 8.50% ........                331           7/01/2009                     346
Federal Home Loan Mortgage Corp. TBA, 7.00% ....          4,050,000           4/16/2013               4,118,344
Federal Home Loan Mortgage Corp. TBA, 6.00% ....          4,250,000           4/16/2013               4,187,578
Federal Home Loan Mortgage Corp., 7.00% ........          1,414,132           6/01/2024               1,430,918
Federal Home Loan Mortgage Corp., 7.50% ........          1,060,878           8/01/2024               1,087,888
Federal Home Loan Mortgage Corp., 7.00% ........            728,297          12/01/2024                 736,942
Federal Home Loan Mortgage Corp. TBA, 7.50% ....          6,375,000           4/13/2028               6,528,398
Federal National Mortgage Association, 9.50% ...          1,193,894          10/01/2003               1,241,841
Federal National Mortgage Association, 8.00% ...            207,708           4/01/2008                 216,990
Federal National Mortgage Association, 8.00% ...            268,926           6/01/2008                 280,944
Federal National Mortgage Association, 8.50% ...            242,463           2/01/2009                 255,061
Federal National Mortgage Association, 6.00% ...          1,000,000           5/25/2022                 985,310
Federal National Mortgage Association, 7.50% ...            848,459          10/01/2025                 870,197
Federal National Mortgage Association, 7.50% ...          1,417,170          10/01/2025               1,453,039
Federal National Mortgage Association TBA, 7.00%          2,800,000           5/13/2028               2,824,500
Government National Mortgage Association, 6.50%             552,640           2/15/2009                 558,509
Government National Mortgage Association, 6.50%             199,282           6/15/2009                 201,398
Government National Mortgage Association, 6.50%           1,210,224           7/15/2009               1,223,076
Government National Mortgage Association TBA,
  7.50% ........................................            975,000           4/16/2013               1,008,211
Government National Mortgage Association, 8.00%             639,562           9/15/2017                 672,135
Government National Mortgage Association, 7.00%           1,090,942           1/15/2025               1,104,578
Government National Mortgage Association, 7.50%           1,243,445          11/15/2025               1,275,302
Government National Mortgage Association TBA,
  6.50% ........................................            925,000           4/20/2028                 915,461
Government National Mortgage Association TBA,
  7.00% ........................................          1,600,000           5/20/2028               1,614,500
                                                                                                   ------------
                                                                                                     34,867,683
                                                                                                   ------------
TRUST CERTIFICATES 0.1%
Cooperative Utility Trust Certificates, 10.70% .            350,000           9/15/2017                 369,617
Cooperative Utility Trust Certificates, 10.125%             225,000           3/15/2019                 237,551
                                                                                                   ------------
                                                                                                        607,168
                                                                                                   ------------
FINANCE/MORTGAGE 6.1%
Advanta Credit Card Master Trust Series 95F-A1,
  6.05% ........................................            475,000           8/01/2003                 475,147
American Express Credit Account Master Trust
  96-1 A, 6.80% ................................          1,350,000          12/15/2003               1,382,481
Arcadia Automobile Trust Series 97-C A5, 6.55% .            675,000           6/15/2005                 685,415
Associates Corp. of North America Sr. Note,
  6.45% ........................................            700,000          10/15/2001                 707,959
Associates Corp. of North America Sr. Note,
  6.70% ........................................          1,400,000           5/29/2001               1,425,018
Bank of New York Institutional Capital Trust,
  7.78%+ .......................................          2,650,000          12/01/2026               2,729,844
Capital One Bank Sr. Note, 7.08% ...............          1,850,000          10/30/2001               1,893,845
Cigna Corp. Deb., 7.875% .......................          1,400,000           5/15/2027               1,523,102
CIT Group Holdings Inc. Sr. Note, 6.80% ........          1,400,000           4/17/2000               1,419,936
Citibank Credit Card Master Trust, 5.80% .......          1,000,000           2/07/2005                 987,810
Commercial Credit Group Inc. Note, 6.45% .......          1,450,000           7/01/2002               1,461,093
Commercial Credit Group Inc. Sr. Note, 5.55% ...          1,400,000           2/15/2001               1,377,628
Countrywide Funding Corp. Note, 7.26% ..........          1,400,000           5/10/2004               1,450,316
Countrywide Funding Corp. Note, 6.58% ..........          1,100,000           9/21/2001               1,109,185
Countrywide Mortgage Inc. Series 1993-E A-1,
  6.50% ........................................            129,952           1/25/2024                 129,708
Countrywide Mortgage Inc. Series 1994-2 A-7,
  6.50% ........................................            288,422           4/25/2008                 287,519
Credit Suisse First Boston 97-C2 A2, 6.52% .....          1,400,000           7/17/2007               1,404,296
DMARC Commercial Mortgage Series
  98-1 A1, 6.22% ...............................          1,200,000           6/15/2031               1,204,875
DMARC Commercial Mortgage Series
  98-C1 A2,  6.54% .............................          1,100,000           6/15/2031               1,116,500
DLJ Mortgage Acceptance Corp. 97-CF2-A1A, 6.55%+            683,566          11/15/2006                 695,101
First Union Lehman Brothers Commercial 97-C2 A2,
  6.60% ........................................          1,375,000          11/18/2029               1,385,313
First USA Credit Card Master Trust Series
  1997-6A, 6.42% ...............................          1,350,000           3/17/2005               1,369,143
Ford Credit Auto Loan Master Trust Series 95-1,
  6.50% ........................................          1,100,000           8/15/2002               1,109,966
Ford Credit Auto Owner Trust 1996 A, 6.50% .....          1,497,644          11/15/1999               1,501,388
GE Global Insurance Holding Corp. Note, 7.00% ..          2,225,000           2/15/2026               2,311,174
GMAC Commercial Mortgage Security Inc. 97-C2 A,
  6.45% ........................................            691,891          12/15/2004                 698,810
LB Commercial Conduit Mortgage Trust 98-C1 A1,
  6.33% ........................................            694,551          11/18/2004                 690,427
MBNA Corp. Sr. Note, 6.875% ....................            675,000          11/15/2002                 684,356
Morgan Stanley Capital Inc. 98-A1, 6.19% .......            700,000           1/15/2007                 699,344
Prime Credit Card Master Trust Series 1995-1A,
  6.75% ........................................          1,800,000          11/15/2005               1,837,674
Prudential Home Mortgage Securities Co. Series
  93-29 A-6 PAC, 6.75% .........................            783,282           8/25/2008                 785,969
Prudential Home Mortgage Securities Co. Series
  93-47A-11, 6.10% .............................          1,300,000          12/25/2023               1,257,750
Residential Funding Corp. Series 1993-S25 A-1,
  6.50% ........................................            121,946           7/25/2008                 122,098
Sears Credit Account Master Trust Series
  1995-2A, 8.10% ...............................          2,650,000           6/15/2004               2,729,500
Sears Credit Account Master Trust Series
  1997-1A, 6.20% ...............................            700,000           7/16/2007                 704,539
Structured Asset Securities Corp. Series 97-LL1-
  A1, 6.79% ....................................          1,362,463          16/12/2004               1,394,822
World Omni Automobile Lease Trust 97-B A3, 6.18%          1,400,000          11/25/2003               1,403,934
Zurich Capital Trust, 8.376%+ ..................          1,425,000           6/01/2037               1,545,341
                                                                                                   ------------
                                                                                                     45,698,326
                                                                                                   ------------
FOREIGN GOVERNMENT 3.7%
                                                  Australian Dollar
Commonwealth of Australia, 8.75% ...............         13,500,000           8/15/2008              10,975,286
                                                 New Zealand Dollar
Government of New Zealand, 10.00% ..............          7,800,000           3/15/2002               4,670,594
Government of New Zealand, 8.00% ...............          4,850,000          11/15/2006               2,842,895
                                                     Pound Sterling
United Kingdom Treasury, 8.50% .................          4,800,000          12/07/2005               9,222,896
                                                                                                   ------------
                                                                                                     27,711,671
                                                                                                   ------------
CORPORATE 6.6%
Acme Boot Inc. Sr. Note Series B, 11.50% .......            250,000          12/15/2000                 105,000
Allbritton Communications Co. Sr. Sub. Deb.,
  9.75% ........................................            750,000          11/30/2007                 789,375
Alvey Systems Inc. Sr. Sub. Note, 11.375% ......            250,000           1/31/2003                 268,750
American Lawyer Media Inc. Sr. Sub. Note, 9.75%+
  ..............................................            250,000          12/15/2007                 261,875
American Telecasting Inc. Sr. Note, 0.00% to
  6/14/99, 14.50% from 6/15/99 to maturity .....            499,947           6/15/2004                 104,989
Ameristar Casinos Inc. Sr. Sub. Note, 10.50% ...            250,000           8/01/2004                 267,500
Anchor Advanced Products, Inc. Series B Sr.
  Note, 11.75%+ ................................            500,000           4/01/2004                 547,500
Archibald Candy Corp. Sr. Sec. Note, 10.25% ....            500,000           7/01/2004                 533,750
Axia Inc. Sr. Sub. Note, 11.00% ................            132,000           3/15/2001                 134,376
Benedek Broadcasting Corp. Sr. Note, 11.875% ...            250,000           3/01/2005                 281,875
Benedek Communications Co. Sr. Sub. Note, 0.00%
  to 5/14/2001, 13.25% from 5/15/2001 to
  maturity .....................................          1,000,000           5/15/2006                 800,000
Busse Broadcasting Corp. Sr. Sec. Note, 11.625%             500,000          10/15/2000                 539,375
Capstar Broadcasting Partners Sr. Note, 0.00% to
  1/31/2002, 12.75% from 2/1/2002 to maturity ..            750,000           2/01/2009                 566,250
Celcaribe SA Sr. Sec. Note, 0.00% to 3/14/98,
  13.50% from 3/15/98 to maturity ..............          1,830,000           3/15/2004               1,875,750
CHC Helicopter Corp. Sr. Sub. Note, 11.50% .....            600,000           7/15/2002                 639,000
Clearnet Communications Inc. Sr. Note, 0.00% to
  12/14/2000, 14.75% from 12/15/2000 to maturity            750,000          12/15/2005                 616,875
Columbia/HCA Healthcare Corp. Deb., 7.50% ......            700,000          12/15/2023                 621,082
Columbia/HCA Healthcare Corp. Note, 6.91% ......          1,400,000           6/15/2005               1,292,900
Columbia/HCA Healthcare Corp. Note, 7.69% ......            650,000           6/15/2025                 598,240
Columbus McKinnon Corp. Sr. Sub. Note, 8.50%+ ..            200,000           4/01/2008                 201,000
Drypers Corp. Series B Sr. Note, 10.25% ........            500,000           6/15/2007                 521,250
Econophone Inc., 0.00% to 2/14/2003, 11.00% from
  2/15/2003 to maturity+ .......................            250,000           2/15/2008                 143,750
Econophone Inc. Sr. Note, 13.50% ...............            750,000           7/15/2007                 862,500
Edison Mission Energy Funding Corp. Series A
  Note, 6.77%+ .................................          2,162,420           9/15/2003               2,187,699
Elgar Holdings Inc. Sr. Note, 9.875%+ ..........            150,000           2/01/2008                 151,500
Elgin National Industries Inc. Sr. Note, 11.00%+            250,000          11/01/2007                 265,625
Empire Gas Corp. Sr. Sec. Note, 7.00% to 7/14/99,
  12.875% from 7/15/99 to maturity .............            750,000           7/15/2004                 650,625
Envirosource Inc. Note, 9.75% ..................          1,000,000           6/15/2003               1,022,500
ERAC USA Finance Co., 6.625%+ ..................            725,000           2/15/2005                 725,770
Extended Stay America Inc. Sr. Sub. Note, 9.15%+            250,000           3/15/2008                 250,625
Falcon Holding Group LP Sr. Deb., 8.375%+ ......          1,000,000           4/15/2010                 997,320
First Wave Marine Inc. Sr. Note, 11.00% ........            250,000           2/01/2008                 261,875
Fort James Corp. Note, 6.23% ...................            825,000           3/15/2001                 823,840
Fort James Corp. Sr. Note, 6.625% ..............          1,350,000           9/15/2004               1,350,567
French Fragrances Inc. Sr. Note, 10.375% .......            250,000           5/15/2007                 266,250
Golden Ocean Group Ltd. Sr. Note, 10.00%+ ......            750,000           8/31/2001                 600,000
ICF International Inc. Sr. Sub. Note, 13.00% ...            375,000          12/31/2003                 390,000
ICG Holdings Inc. Sr. Note, 0.00% to 9/14/2000,
  13.50% from 9/15/2000 to maturity ............            500,000           9/15/2005                 426,250
ICG Services Inc. Sr. Note, 0.00% to 2/14/2003,
  10.00% from 2/15/2003 to maturity+ ...........            250,000           2/15/2008                 160,625
International Knife & Saw Inc. Sr. Sub. Note,
  11.375% ......................................            250,000          11/15/2006                 274,375
International Shipholding Corp. Sr. Note, 7.75%             250,000          10/15/2007                 245,625
International Shipholding Corp. Sr. Note, 9.00%+            250,000           7/01/2003                 256,563
International Utility Structures Inc. Sr. Sub.
  Note, 10.75%+ ................................            250,000           2/01/2008                 259,375
Intertek Finance PLC Series B Sr. Sub. Note,
  10.25% .......................................            625,000          11/01/2006                 662,500
Ionica PLC Sr. Note, 13.50% ....................            500,000           8/15/2006                 410,000
ITC Deltacom Inc. Sr. Note, 8.875%+ ............            150,000           3/01/2008                 155,250
J.B. Poindexter Co. Inc. Sr. Note, 12.50% ......            350,000           5/15/2004                 350,000
J Crew Operating Corp. Sr. Sub. Note, 10.375%+ .            250,000          10/15/2007                 235,000
Johnstown America Industries Inc. Sr. Sub. Note
  Series C, 11.75% .............................            240,000           8/15/2005                 268,800
Johnstown America Industries, Inc. Sr. Sub.
  Note, 11.75% .................................            250,000           8/15/2005                 280,000
Kitty Hawk Inc. Sr. Sec. Note, 9.95%+ ..........            250,000          11/15/2004                 258,125
Krystal Co. Sr. Note, 10.25% ...................            250,000          10/01/2007                 260,000
L 3 Communications Corp. Sr. Sub. Note, 10.375%             250,000           5/01/2007                 276,875
Loehmanns Inc. Sr. Note, 11.875% ...............            300,000           5/15/2003                 280,500
Microcell Telecommunications Sr. Note Series B,
  0.00% to 11/30/2001, 14.00% from 12/1/2001 to
  maturity .....................................            500,000           6/01/2006                 371,250
National Energy Group Inc. Sr. Note Series D,
  10.75% .......................................            250,000          11/01/2006                 242,500
NBTY Inc. Sr. Sub. Note Series B, 8.625% .......            125,000           9/15/2007                 128,125
New York State Power Authority Revenue Bonds
  Series D, 6.17% ..............................          2,000,000           2/15/2001               2,003,740
Newpark Resources Inc. Sr. Sub. Note, 8.625%+ ..            100,000          12/15/2007                 102,250
Norcal Waste Systems Inc. Series B Sr. Note,
  13.00% to 5/14/97, 13.25% from 5/15/97 to
  11/14/97, 13.50% from 11/15/97 to maturity ...            500,000          11/15/2005                 580,000
North Atlantic Trading Inc. Sr. Note, 11.00% ...            750,000           6/15/2004                 778,125
Numatics Inc. Sr. Sub. Note, 9.625%+ ...........            200,000           4/01/2008                 204,750
Owens Illinois Inc. Sr. Note, 8.10% ............            250,000           5/15/2007                 265,403
Packaging Resources Inc. Sr. Sec. Note, 11.625%             750,000           5/01/2003                 735,000
Pagemart Nationwide Inc. Sr. Note, 0.00% to 1/
  31/2000, 15.00% from 2/1/2000 to maturity ....            550,000           2/01/2005                 489,500
Pathmark Stores Inc. Sub. Note, 11.625% ........            250,000           6/15/2002                 246,250
Petroliam Nasional BHD Note, 7.125%+ ...........          1,450,000           8/15/2005               1,386,852
Phase Metrics Inc. Sr. Note, 10.75%+ ...........            250,000           2/01/2005                 250,000
Pool Energy Services Co., 8.625%+ ..............            150,000           4/01/2008                 150,750
Primedia Inc. Sr. Note, 7.625%+ ................            250,000           4/01/2008                 245,625
Primus Telecommunications Group Sr. Note, 11.75%            250,000           8/01/2004                 286,250
Protection One Alarm Inc. Sr. Note, 0.00% to
  6/29/98, 13.625% from 6/30/98 to maturity ....            500,000           6/30/2005                 567,500
Quest Diagnostics Inc. Sr. Sub. Note, 10.75% ...            500,000          12/15/2006                 560,000
Railcar Leasing LLC Sr. Sec. Note, 6.75%+ ......            810,188           7/15/2006                 822,551
RSL Communications Ltd. Sr. Note, 12.25% .......            525,000          11/15/2006                 598,500
Sam Houston Race Park Ltd. Sr. Sec. Note, 11.00%#           156,096           9/01/2001                  62,438
Sea Containers Ltd., 7.875%+ ...................            400,000           2/15/2008                 394,000
SFX Entertainment Inc. Sr. Sub. Note, 9.125%+ ..            150,000           2/01/2008                 147,750
Shop Vac Corp. Sr. Sec. Note, 10.625% ..........            450,000           9/01/2003                 490,500
Sitel Corp. Sr Sub. Note, 9.25%+ ...............            250,000           3/15/2006                 256,250
Solutia Inc. Note, 6.50% .......................          1,400,000          10/15/2002               1,403,500
Spanish Broadcasting Systems Inc. Sr. Note, 7.50%         1,000,000           6/15/2002               1,150,000
Stena AB Sr. Note, 8.75% .......................            250,000           6/15/2007                 257,500
Sun Media Corp. Sr. Sub. Note, 9.50% ...........            325,000           2/15/2007                 351,000
Tekni Plex Inc. Series B Sr. Sub. Note, 11.25% .            500,000           4/01/2007                 561,250
Telemundo Group Inc. Sr. Note, 7.00% to 2/14/99,
  10.50% from 2/15/99 to maturity ..............            250,000           2/15/2006                 265,625
Tokheim Corp. Sr. Sub. Note, 11.50% ............            458,000           8/01/2006                 510,670
Tracor Inc. Sr. Sub. Deb., 8.50% ...............            500,000           3/01/2007                 516,875
Transamerican Energy Corp. Sr. Note, 0.00% to
  6/14/99, 13.00% from 6/15/99 to maturity .....            250,000           6/15/2002                 210,000
Transamerican Energy Corp. Sr. Sec. Note Series
  B, 11.50% ....................................          1,000,000           6/15/2002                 990,000
Transwestern Holdings LP Sr. Note, 0.00% to
  11/14/2002, 11.875% from 11/15/2002 to maturity+          250,000          11/15/2008                 171,875
Transwestern Publishing Co. LP Sr.
  Sub. Note, 9.625%+ ...........................            250,000          11/15/2007                 264,375
Trump Atlantic City Associates First Mortgage
  Note, 11.25% .................................            200,000           5/01/2006                 205,500
U.S.A. Mobile Communications Inc. Sr. Note,
  14.00% .......................................          1,000,000          11/01/2004               1,110,000
Unilab Corp. Sr. Note, 11.00% ..................            500,000           4/01/2006                 527,500
Viatel Inc. Sr. Note, 15.00% ...................            250,000           1/15/2005                 245,000
Wainoco Oil Corp. Sr. Note, 9.125%+ ............            250,000           2/15/2006                 248,750
Winstar Communications Inc. Sr. Sub. Cv. Note,
  0.00% to 10/14/2000, 14.00% from 10/15/2000 to
  maturity+ ....................................            300,000          10/15/2005                 450,000
Wireless One Inc. Sr. Note, 0.00% to 7/31/2001,
  13.50% from 8/1/2001 to maturity .............          1,250,000           8/01/2006                 150,000
                                                                                                   ------------
                                                                                                     49,532,300
                                                                                                   ------------
FOREIGN 0.5%
Province of Quebec Deb., 7.125% ................            375,000           2/09/2024                 388,627
Usinor Sacilor ADR Note, 7.25% .................          3,500,000           8/01/2006               3,584,140
                                                                                                   ------------
                                                                                                      3,972,767
                                                                                                   ------------
Total Fixed Income Securities (Cost $220,521,520) .....................................             222,680,830
                                                                                                  -------------
CASH EQUIVALENTS 9.7%
Deere & Co., 5.55% .............................         16,366,000           4/06/1998              16,366,000
General Electric Capital Corp., 5.53% ..........         18,621,000           4/01/1998              18,621,000
Household Finance Corp., 5.53% .................          1,013,000           4/13/1998               1,013,000
Merrill Lynch & Company Inc., 5.80% ............          9,754,000           4/02/1998               9,752,429
Merrill Lynch & Company Inc., 5.85% ............          8,406,000           4/03/1998               8,403,268
Wal-Mart Stores Inc., 5.53% ....................         18,320,000           4/02/1998              18,317,191
                                                                                                   ------------
Total Cash Equivalents (Cost $72,472,888) .............................................              72,472,888
                                                                                                   ------------

---------------------------------------------------------------------------------------------------------------
                                                                             Shares
---------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 17.9%
Navigator Securities Lending Prime Portfolio .............................. 134,214,390             134,214,390
                                                                                                  -------------
Total Short-Term Investments (Cost $134,214,390) ......................................             134,214,390
                                                                                                  -------------
Total Investments (Cost $803,147,371) - 121.7% ........................................             912,630,236
Other Assets, Less Liabilities - (21.7%) ..............................................            (162,779,977)
                                                                                                  -------------
Net Assets - 100.0% ...................................................................           $ 749,850,259
                                                                                                  =============
Federal Income Tax Information (Note 1):
At March 31, 1998, the net  unrealized appreciation of investments based on cost for Federal income tax purposes of $804,097,961 was as follows:
Aggregate gross unrealized appreciation for all investments in
  which there is an excess of value over tax cost ....................     $126,167,733
Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value ....................      (17,635,458)
                                                                           ------------
                                                                           $108,532,275
                                                                           ============

    ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.
*   Nonincome-producing securities
# Payments of income may be made in cash or in the form of additional securities.
(+) Security restricted as to public resale. The total cost and market value of restricted securities owned at March 31, 1998 were $375,898 and $1,298,840 (0.17% of net assets), respectively.
+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at March 31, 1998 were $17,625,298 and $19,272,581 (2.57%
    of net assets), respectively.
++ 268,200 shares of Abacan Resources Corp., 1,400 shares of Cabot Corp., 141,300 shares of Maxx Petroleum Ltd., 158,780 shares of Seagull Energy Corp. and 4,600 shares of Willbros Group Inc. are considered by the Adviser to be part of Inflation Responsive Investments.
@ 194,400 shares of Arakis Energy Corp., 38,900 shares of KCS Energy, Inc., 25,000 shares of Seven Seas Petroleum Inc. and 70,000 shares of TransTexas Gas Corp. are considered by the Adviser to be part of Equity Securities.
TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.

Forward currency exchange contracts outstanding at March 31, 1998, are as follows:

                                                                                          UNREALIZED
                                                                       CONTRACT          APPRECIATION        DELIVERY
                                                      TOTAL VALUE        PRICE          (DEPRECIATION)         DATE
----------------------------------------------------------------------------------------------------------------------
Sell Australian dollars, buy U.S. dollars            5,034,000 AUD     0.66880 AUD          $ 32,805          6/10/98
Sell Australian dollars, buy U.S. dollars            1,141,000 AUD     0.66695 AUD             6,066          4/23/98
Sell Australian dollars, buy U.S. dollars            1,490,000 AUD     0.68109 AUD            28,022          6/10/98
Sell Australian dollars, buy U.S. dollars              962,000 AUD     0.67830 AUD            15,775          5/13/98
Sell Australian dollars, buy U.S. dollars           10,333,000 AUD     0.66740 AUD            59,582          4/23/98
Sell Australian dollars, buy U.S. dollars            2,700,000 AUD     0.66695 AUD            14,354          4/23/98
Buy Australian dollars, sell U.S. dollars            1,141,000 AUD     0.66820 AUD            (7,492)         4/23/98
Buy Australian dollars, sell U.S. dollars            4,803,000 AUD     0.66885 AUD           (34,659)         4/23/98
Sell British pounds, buy U.S. dollars                1,292,000 GBP     1.61900 GBP           (68,339)         4/23/98
Sell British pounds, buy U.S. dollars                6,331,000 GBP     1.61900 GBP          (334,873)         4/23/98
Sell British pounds, buy U.S. dollars                  447,000 GBP     1.63152 GBP           (18,047)         4/23/98
Buy British pounds, sell U.S. dollars                  911,000 GBP     1.63515 GBP            33,474          4/23/98
Buy British pounds, sell U.S. dollars                1,739,000 GBP     1.63370 GBP            66,419          4/23/98
Sell New Zealand dollars, buy U.S. dollars           7,207,000 NZD     0.57940 NZD           202,794          4/23/98
Sell New Zealand dollars, buy U.S. dollars           4,580,000 NZD     0.58058 NZD           134,256          4/23/98
Sell New Zealand dollars, buy U.S. dollars           1,940,000 NZD     0.58265 NZD            63,209          5/13/98
Sell Japanese yen, buy U.S. dollars                539,308,000 JPY     0.00824 JPY           320,293          8/11/98
                                                                                            --------
                                                                                            $513,639
                                                                                            ========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
March 31, 1998

ASSETS
Investments, at value (Cost $803,147,371) (Note 1) ...........      $912,630,236
Receivable for securities sold ...............................        10,998,237
Interest and dividends receivable ............................         3,288,982
Receivable for open forward contracts ........................           977,049
Receivable for fund shares sold ..............................           903,636
Other assets .................................................            34,144
                                                                    ------------
                                                                     928,832,284
LIABILITIES
Payable for collateral received on securities loaned .........       134,214,390
Payable for securities purchased .............................        42,146,983
Payable for fund shares redeemed .............................           503,335
Accrued management fee (Note 2) ..............................           465,356
Payable for open forward contracts ...........................           463,410
Accrued distribution and service fees (Note 5) ...............           393,197
Accrued transfer agent and shareholder services (Note 2) .....           259,769
Payable to custodian .........................................           127,797
Dividends payable ............................................           102,269
Accrued trustees' fees (Note 2) ..............................            20,737
Other accrued expenses .......................................           284,782
                                                                    ------------
                                                                     178,982,025
                                                                    ------------
NET ASSETS                                                          $749,850,259
                                                                    ============
Net Assets consist of:
  Undistributed net investment income ........................      $  2,015,262
  Unrealized appreciation of investments .....................       109,482,865
  Unrealized appreciation of forward contracts
    and foreign currency .....................................           507,695
  Accumulated net realized gain ..............................        29,827,380
  Paid-in capital ............................................       608,017,057
                                                                    ------------
                                                                    $749,850,259
                                                                    ============
Net Asset Value and redemption price per share of
  Class A shares ($330,420,901 / 28,496,828 shares) ..........            $11.60
                                                                          ======
Maximum Offering Price per share of Class A shares
  ($11.60 / .955) ............................................            $12.15
                                                                          ======
Net Asset Value and offering price per share of Class B shares
  ($368,974,524 / 31,937,031 shares)* ........................            $11.55
                                                                          ======
Net Asset Value and offering price per share of Class C shares
  ($23,807,027 / 2,057,545 shares)* ..........................            $11.57
                                                                          ======
Net Asset Value, offering price and redemption price per share
  of Class S shares ($26,647,807 / 2,298,157 shares) .........            $11.60
                                                                          ======
--------------------------------------------------------------------------------
* Redemption price per share for Class B and Class C is equal to net asset value less any applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended March 31, 1998
INVESTMENT INCOME
Interest, net of foreign taxes of $2,670 (Note 1) ............     $ 16,872,684
Dividends, net of foreign taxes of $126,848 ..................        3,826,507
                                                                   ------------
                                                                     20,699,191
EXPENSES
Management fee (Note 2) ......................................        4,785,350
Transfer agent and shareholder services (Note 2) .............        1,117,620
Custodian fee ................................................          416,333
Service fee - Class A (Note 5) ...............................          716,302
Distribution and service fees - Class B (Note 5) .............        3,073,880
Distribution and service fees - Class C (Note 5) .............          205,588
Reports to shareholders ......................................          161,846
Registration fees ............................................          121,652
Trustees' fees (Note 2) ......................................           38,787
Audit fee ....................................................           31,070
Legal fees ...................................................            7,047
Miscellaneous ................................................           18,020
                                                                   ------------
                                                                     10,693,495
Expenses borne by the Distributor (Note 3) ...................         (113,307)
                                                                   ------------
                                                                     10,580,188
                                                                   ------------
Net investment income ........................................       10,119,003
                                                                   ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
  FOREIGN CURRENCY AND FORWARD CONTRACTS
Net realized gain on investments (Notes 1 and 4) .............       80,341,652
Net realized gain on forward contracts and foreign
  currency (Note 1) ..........................................        2,516,122
                                                                   ------------
  Total net realized gain ....................................       82,857,774
                                                                   ------------
Net unrealized appreciation of investments ...................       67,628,064
Net unrealized appreciation of forward contracts
  and foreign currency .......................................          560,114
                                                                   ------------
  Total net unrealized appreciation ..........................       68,188,178
                                                                   ------------
Net gain on investments, foreign currency and forward contracts     151,045,952
                                                                   ------------
Net increase in net assets resulting from operations .........     $161,164,955
                                                                   ============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------
                                                                   Years ended March 31
                                                             -------------------------------
                                                                  1997               1998
--------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income ....................................   $   8,179,555     $  10,119,003
Net realized gain on investments, foreign currency and
  forward contracts ......................................      53,801,738        82,857,774
Net unrealized appreciation (depreciation) of investments,
  foreign currency and forward contracts .................      (8,244,104)       68,188,178
                                                             -------------     -------------
Net increase resulting from operations ...................      53,737,189       161,164,955
                                                             -------------     -------------
Dividends from net investment income:
  Class A ................................................      (6,086,782)       (5,845,453)
  Class B ................................................      (4,234,267)       (3,857,267)
  Class C ................................................        (289,417)         (254,051)
  Class S ................................................        (634,525)         (535,841)
                                                             -------------     -------------
                                                               (11,244,991)      (10,492,612)
                                                             -------------     -------------
Distributions from net realized gains:
  Class A ................................................     (18,380,936)      (34,942,599)
  Class B ................................................     (18,075,176)      (37,667,215)
  Class C ................................................      (1,236,399)       (2,507,060)
  Class S ................................................      (1,771,455)       (2,858,624)
                                                             -------------     -------------
                                                               (39,463,966)      (77,975,498)
                                                             -------------     -------------
Net increase from fund share transactions (Note 6) .......      97,991,295       142,539,444
                                                             -------------     -------------
Total increase in net assets .............................     101,019,527       215,236,289
NET ASSETS
Beginning of year ........................................     433,594,443       534,613,970
                                                             -------------     -------------
End of year (including undistributed net investment income
  of $6,424 and $2,015,262, respectively) ................   $ 534,613,970     $ 749,850,259
                                                             =============     =============

The accompanying notes are an integral part of the financial statements.


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
March 31, 1998

NOTE 1
State Street Research Managed Assets (the "Fund"), is a series of State Street Research Income Trust (the "Trust"), which was organized as a Massachusetts business trust in December, 1985 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in December 1988. The Trust consists presently of two separate funds: State Street Research Managed Assets and State Street Research High Income Fund.

The investment objective of the Fund is to seek a high total return while attempting to limit investment risk and preserve capital. To achieve its investment objective, the Fund intends to allocate assets among selected investments in the following sectors: Fixed Income Securities, Equity Securities, Inflation Responsive Investments and Cash & Cash Equivalents. Total return may include current income as well as capital appreciation. The Fund's investment manager believes that the timely re-allocation of assets can enhance performance and reduce portfolio volatility.
The Fund offers four classes of shares. Before November 1, 1997, Class C shares were designated Class D and Class S shares were designated Class C. Class A shares are subject to an initial sales charge of up to 4.50% and an annual service fee of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class C shares also pay annual distribution and service fees of 1.00%. Class S shares are only offered through certain retirement accounts, advisory accounts of State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), and special programs. No sales charge is imposed at the time of purchase or redemption of Class S shares. Class S shares do not pay any distribution or service fees. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. INVESTMENT VALUATION
Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from independent brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Other securities, if any, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Trustees.

B. FORWARD CONTRACTS AND FOREIGN CURRENCIES
The fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. SECURITY TRANSACTIONS
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered.

D. NET INVESTMENT INCOME
Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. Certain fixed income securities held by the Fund pay interest or dividends in the form of additional securities (payment-in-kind securities). Interest income on payment-in-kind fixed income securities is recorded using the effective-interest method. Dividend income on payment-in-kind preferred securities is recorded at the market value of securities received. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated between both funds in the Trust.

E. DIVIDENDS
Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations For the year ended March 31, 1998, the Fund has designated its distributions from net realized gains as $23,067,072 from 20% rate gains and $30,673,983 from 28% rate gains.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions, paydown gains and losses and wash sale deferrals.

F. FEDERAL INCOME TAXES
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

G. ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. SECURITIES LENDING
The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At March 31, 1998, the value of the securities loaned and the value of collateral were $129,312,713 and $134,214,390, respectively. During the year ended March 31, 1998, income from securities lending amounted to $101,934 and is included in interest income.

NOTE 2
The Trust and the Adviser have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended March 31, 1998, the fees pursuant to such agreement amounted to $4,785,350.

State Street Research Service Center, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, such as employee benefit plans, through or under which shares of the Fund may be purchased. During the year ended March 31, 1998, the amount of such expenses was $282,130.

The fees of the Trustees not currently affiliated with the Adviser amounted to $38,787 during the year ended March 31, 1998.

NOTE 3
The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the period April 1, 1997 through August 31, 1997, the amount of such expenses assumed by the Distributor and its affiliates was $113,307. On September 1, 1997, the Distributor eliminated the voluntary assumption of fees or expenses incurred by the Fund.

NOTE 4
For the year ended March 31, 1998, purchases and sales of securities, exclusive of short-term obligations and forward foreign currency exchange contracts, aggregated $879,327,948 and $798,403,163 (including $299,562,798 and $266,634,088 of U.S. Government obligations), respectively.

NOTE 5
The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class C shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class C shares. The Distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended March 31, 1998, fees pursuant to such plan amounted to $716,302, $3,073,880 and $205,588 for Class A, Class B and Class C shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $203,896 and $1,339,451, respectively, on sales of Class A shares of the Fund during the year ended March 31, 1998, and that MetLife Securities, Inc. earned commissions aggregating $2,564,919 on sales of Class B shares, and the Distributor collected contingent deferred sales charges aggregating $483,752 and $1,611 on redemptions of Class B and Class C shares, respectively, during the same period.

NOTE 6
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.
Share transactions were as follows:

                                                                                         YEARS ENDED MARCH 31
                                                                -------------------------------------------------------------------
                                                                            1997                                   1998
                                                                -------------------------------        ----------------------------
CLASS A                                                           SHARES              AMOUNT             SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ................................................     4,746,853         $ 50,499,204         5,722,390      $ 63,984,989
Issued upon reinvestment of:
  Dividends  from net investment income ....................       558,830            5,876,689           511,711         5,655,896
  Distributions from net realized gains ....................     1,699,169           17,870,060         3,275,657        34,024,678
Shares repurchased .........................................    (3,698,792)         (39,318,613)       (4,510,796)      (50,245,975)
                                                                ----------         ------------        ----------      ------------
Net increase ...............................................     3,306,060         $ 34,927,340         4,998,962      $ 53,419,588
                                                                ==========         ============        ==========      ============

CLASS B                                                           SHARES              AMOUNT             SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ................................................     6,191,667         $ 65,679,543         7,594,312      $ 84,286,716
Issued upon reinvestment of:
  Dividends from net investment income .....................       389,723            4,088,191           351,570         3,838,405
  Distributions from net realized gains ....................     1,680,278           17,607,323         3,545,630        36,684,475
Shares repurchased .........................................    (2,845,172)         (30,131,674)       (3,817,822)      (42,267,060)
                                                                ----------         ------------        ----------      ------------
Net increase ...............................................     5,416,496         $ 57,243,383         7,673,690      $ 82,542,536
                                                                ==========         ============        ==========      ============

CLASS C (FORMERLY CLASS D)                                        SHARES              AMOUNT             SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ................................................       594,410         $  6,307,999           465,412      $  5,129,443
Issued upon reinvestment of:
  Dividends from net investment income .....................        25,583              268,626            20,654           226,439
  Distributions from net realized gains ....................       110,940            1,163,717           221,602         2,295,214
Shares repurchased .........................................      (319,082)          (3,367,499)         (334,060)       (3,714,768)
                                                                ----------         ------------        ----------      ------------
Net increase ...............................................       411,851         $  4,372,843           373,608      $  3,936,328
                                                                ==========         ============        ==========      ============

CLASS S (FORMERLY CLASS C)                                        SHARES              AMOUNT             SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold ................................................       718,397         $  7,645,927           644,321      $  7,206,721
Issued upon reinvestment of:
  Dividends from net investment income .....................        60,113              631,951            48,246           534,170
  Distributions from net realized gains ....................       168,533            1,771,442           274,906         2,856,650
Shares repurchased .........................................      (802,252)          (8,601,591)         (714,208)       (7,956,549)
                                                                ----------         ------------        ----------      ------------
Net increase ...............................................       144,791         $  1,447,729           253,265      $  2,640,992
                                                                ==========         ============        ==========      ============

STATE STREET RESEARCH MANAGED ASSETS

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------

For a share outstanding throughout each year:
                                                                                                       CLASS A
                                                                               ----------------------------------------------------
                                                                                                YEARS ENDED MARCH 31
                                                                               ----------------------------------------------------
                                                                                1994        1995      1996(1)     1997(1)    1998(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                          8.94        8.94        8.76       10.29      10.40
                                                                               -----       -----       -----       -----      -----
  Net investment income ($)*                                                    0.22        0.27        0.23        0.21       0.22
  Net realized and unrealized gain (loss) on investments, foreign currency
    and forward contracts ($)                                                   0.72       (0.14)       1.72        1.05       2.61
                                                                               -----       -----       -----       -----      -----
TOTAL FROM INVESTMENT OPERATIONS ($)                                            0.94        0.13        1.95        1.26       2.83
                                                                               -----       -----       -----       -----      -----
  Dividends from net investment income ($)                                     (0.22)      (0.17)      (0.26)      (0.28)     (0.23)
  Distributions from net realizedgains ($)                                     (0.72)      (0.14)      (0.16)      (0.87)     (1.40)
                                                                               -----       -----       -----       -----      -----
TOTAL DISTRIBUTIONS ($)                                                        (0.94)      (0.31)      (0.42)      (1.15)     (1.63)
                                                                               -----       -----       -----       -----      -----
NET ASSET VALUE, END OF YEAR ($)                                                8.94        8.76       10.29       10.40      11.60
                                                                               =====       =====       =====       =====      =====
Total return(3) (%)                                                            10.96        1.52       22.55       12.49      29.62
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                      166,011     181,358     207,713     244,348    330,421
Ratio of operating expenses to average net assets (%)*                          1.25        1.25        1.25        1.25       1.28
Ratio of net investment income to average net assets (%)*                       2.75        3.11        2.34        2.02       1.96
Portfolio turnover rate (%)                                                   105.17       89.58      109.20      108.41     133.30
Average commission rate(6) ($)                                                  --          --          --        0.0266     0.0270
*Reflects voluntary assumption of fees or expenses per share in each
 year (Note 3) ($)                                                              0.02        0.03        0.02        0.01       0.00

                                                                                                       CLASS B
                                                                               ----------------------------------------------------
                                                                                                YEARS ENDED MARCH 31
                                                                               ----------------------------------------------------
                                                                              1994(2)       1995      1996(1)     1997(1)    1998(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                          8.78        8.92        8.74       10.25      10.37
                                                                               -----       -----       -----       -----      -----
  Net investment income ($)*                                                    0.16        0.20        0.15        0.13       0.13
  Net realized and unrealized gain (loss) on investments, foreign currency
    and forward contracts ($)                                                   0.39       (0.13)       1.71        1.06       2.59
                                                                               -----       -----       -----       -----      -----
TOTAL FROM INVESTMENT OPERATIONS ($)                                            0.55        0.07        1.86        1.19       2.72
                                                                               -----       -----       -----       -----      -----
  Dividends from net investment income ($)                                     (0.18)      (0.11)      (0.19)      (0.20)     (0.14)
  Distributions from net realized gains ($)                                    (0.23)      (0.14)      (0.16)      (0.87)     (1.40)
                                                                               -----       -----       -----       -----      -----
TOTAL DISTRIBUTIONS ($)                                                        (0.41)      (0.25)      (0.35)      (1.07)     (1.54)
                                                                               -----       -----       -----       -----      -----
NET ASSET VALUE, END OF YEAR ($)                                                8.92        8.74       10.25       10.37      11.55
                                                                               =====       =====       =====       =====      =====
Total return(3) (%)                                                             6.26(4)     0.82       21.48       11.76      28.53
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                       83,244     152,251     193,272     251,518    368,975
Ratio of operating expenses to average net assets (%)*                          2.00(5)     2.00        2.00        2.00       2.03
Ratio of net investment income to average net assets (%)*                       2.03(5)     2.38        1.59        1.27       1.21
Portfolio turnover rate (%)                                                   105.17       89.58      109.20      108.41     133.30
Average commission rate(6) ($)                                                  --          --          --        0.0266     0.0270
*Reflects voluntary assumption of fees or expenses per share in each
 year (Note 3) ($)                                                              0.03        0.03        0.02        0.01       0.00
-----------------------------------------------------------------------------------------------------------------------------------
(1)  Per-share figures have been calculated using the average shares method.
(2)  June 1, 1993 (commencement of share class designations) to March 31, 1994.
(3)  Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(4)  Not annualized.
(5)  Annualized.
(6)  Average commission rate per share paid by the Fund for security trades on which commissions are charged beginning with the fiscal year ended  March 31, 1997.

                                                                                              CLASS C (FORMERLY CLASS D)
                                                                               ----------------------------------------------------
                                                                                                YEARS ENDED MARCH 31
                                                                               ----------------------------------------------------
                                                                              1994(2)       1995      1996(1)     1997(1)    1998(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                          8.78        8.93        8.75       10.27      10.38
                                                                               -----       -----       -----       -----      -----
  Net investment income ($)*                                                    0.16        0.20        0.15        0.13       0.13
  Net realized and unrealized gain (loss) on investments, foreign currency
    and forward contracts ($)                                                   0.40       (0.13)       1.72        1.05       2.60
                                                                               -----       -----       -----       -----      -----
TOTAL FROM INVESTMENT OPERATIONS ($)                                            0.56        0.07        1.87        1.18       2.73
                                                                               -----       -----       -----       -----      -----
  Dividends from net investment income ($)                                     (0.18)      (0.11)      (0.19)      (0.20)     (0.14)
  Distributions from net realized gains ($)                                    (0.23)      (0.14)      (0.16)      (0.87)     (1.40)
                                                                               -----       -----       -----       -----      -----
TOTAL DISTRIBUTIONS ($)                                                        (0.41)      (0.25)      (0.35)      (1.07)     (1.54)
                                                                               -----       -----       -----       -----      -----
NET ASSET VALUE, END OF YEAR ($)                                                8.93        8.75       10.27       10.38      11.57
                                                                               =====       =====       =====       =====      =====
Total return(3) (%)                                                             6.31(4)     0.82       21.54       11.64      28.59
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                        7,117      12,772      13,061      17,485     23,807
Ratio of operating expenses to average net assets (%)*                          2.00(5)     2.00        2.00        2.00       2.03
Ratio of net investment income to average net assets (%)*                       2.03(5)     2.39        1.60        1.26       1.21
Portfolio turnover rate (%)                                                   105.17       89.58      109.20      108.41     133.30
Average commission rate(6) ($)                                                  --          --          --        0.0266     0.0270
*Reflects voluntary assumption of fees or expenses per share in each
 year (Note 3) ($)                                                              0.03        0.03        0.02        0.01       0.00

                                                                                             CLASS S (FORMERLY CLASS C)
                                                                               ----------------------------------------------------
                                                                                                YEARS ENDED MARCH 31
                                                                               ----------------------------------------------------
                                                                              1994(2)       1995      1996(1)     1997(1)    1998(1)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR ($)                                          8.78        8.95        8.77       10.29      10.40
                                                                               -----       -----       -----       -----      -----
  Net investment income ($)*                                                    0.21        0.29        0.25        0.24       0.25
  Net realized and unrealized gain (loss) on investments, foreign currency
    and forward contracts ($)                                                   0.43       (0.14)       1.71        1.05       2.60
                                                                               -----       -----       -----       -----      -----
TOTAL FROM INVESTMENT OPERATIONS ($)                                            0.64        0.15        1.96        1.29       2.85
                                                                               -----       -----       -----       -----      -----
  Dividends from net investment income ($)                                     (0.24)      (0.19)      (0.28)      (0.31)     (0.25)
  Distributions from net realized gains ($)                                    (0.23)      (0.14)      (0.16)      (0.87)     (1.40)
                                                                               -----       -----       -----       -----      -----
TOTAL DISTRIBUTIONS ($)                                                        (0.47)      (0.33)      (0.44)      (1.18)     (1.65)
                                                                               -----       -----       -----       -----      -----
NET ASSET VALUE, END OF YEAR ($)                                                8.95        8.77       10.29       10.40      11.60
                                                                               =====       =====       =====       =====      =====
Total return(3) (%)                                                             7.27(4)     1.77       22.70       12.77      29.93
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of year ($ thousands)                                       21,434      25,803      19,548      21,263     26,648
Ratio of operating expenses to average net assets (%)*                          1.00(5)     1.00        1.00        1.00       1.03
Ratio of net investment income to average net assets (%)*                       3.03(5)     3.37        2.59        2.26       2.21
Portfolio turnover rate (%)                                                   105.17       89.58      109.20      108.41     133.30
Average commission rate(6) ($)                                                  --          --          --        0.0266     0.0270
*Reflects voluntary assumption of fees or expenses per share in each
 year (Note 3) ($)                                                              0.02        0.03        0.02        0.01       0.00
-----------------------------------------------------------------------------------------------------------------------------------
(1)  Per-share figures have been calculated using the average shares method.
(2)  June 1, 1993 (commencement of share class designations) to March 31, 1994.
(3)  Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
(4)  Not annualized.
(5)  Annualized.
(6)  Average commission rate per share paid by the Fund for security trades on which commissions are charged beginning with the fiscal year ended
     March 31, 1997.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE TRUSTEES OF STATE STREET RESEARCH INCOME TRUST AND
THE SHAREHOLDERS OF STATE STREET RESEARCH MANAGED ASSETS

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Managed Assets (a series of State Street Research Income Trust, hereafter referred to as the "Trust") at March 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1998 by correspondence with the custodian and brokers and the application of alternative procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
May 8, 1998

STATE STREET RESEARCH MANAGED ASSETS

--------------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
--------------------------------------------------------------------------------

Managed Assets was among the stronger performers in its category for the year ended March 31, 1998. The total return for the Fund's Class A shares was 29.62% (without sales charge). The Fund outperformed the average of the 203 flexible portfolio funds tracked by Lipper Analytical Services, which rose 28.72%.

At March 31, 1998, the Fund's asset allocation was 60% stocks, 30% fixed-income securities, 5% inflation-responsive and 5% cash. The stock portion of the Fund was composed primarily of large-cap stocks, mid-cap value stocks, and small-cap growth stocks. Large-company stocks were the largest contributor to performance. Even though large-company stocks were market leaders during the period, we reduced the number of large caps and added small- and mid-cap stocks to the portfolio. We believed smaller stocks were more attractively priced, had the potential for greater earnings growth, and would benefit from a cut in the capital gains tax rate. Because oil prices declined as a result of the Asian crisis and overproduction, we reduced oil stocks, which we had owned as a hedge against the possibility of rising inflation.

The bond portion of the portfolio emphasized a combination of high-income, investment-grade and international bonds. High-income bonds outperformed other types of fixed-income securities during the period.

March 31, 1998

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Performance reflects maximum 4.5% "A" share front-end, or 5% "B" share or 1% "C" share contingent deferred sales charges. "S" shares, offered without a sales charge, are available only through certain employee benefit plans and special programs. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. Lehman Brothers Government/Corporate Bond Index is a commonly used index of bond market performance. Indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. Before November 1, 1997, Class C shares were designated Class D, and Class S shares were designated Class C.

                  COMPARISON OF CHANGE IN VALUE OF A $10,000
                INVESTMENT IN MANAGED ASSETS, THE S&P 500 AND
                THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX

CLASS A SHARES

     AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
1 Year         5 Years        10 Years
------         -------        --------
+23.79%        +13.96%        +12.80%

         Managed Assets  LB Gov't/Corp Index      S&P 500
---------------------------------------------------------
12/88      $ 9,550           $10,000              $10,000
3/89         9,980            10,110               10,710
3/90        11,030            11,290               12,770
3/91        11,480            12,700               14,600
3/92        13,000            14,150               16,210
3/93        15,150            16,170               18,680
3/94        16,820            16,620               18,950
3/95        17,070            17,380               21,900
3/96        20,910            19,280               28,920
3/97        23,530            20,140               34,650
3/98        30,501            22,635               51,267

CLASS B SHARES

     AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
1 Year         5 Years        10 Years
------         -------        --------
+23.53%        +13.93%        +12.91%

        Managed Assets  LB Gov't/Corp Index       S&P 500
---------------------------------------------------------
12/88      $10,000           $10,000              $10,000
3/89        10,430            10,110               10,710
3/90        11,550            11,290               12,770
3/91        12,020            12,700               14,600
3/92        13,620            14,150               16,210
3/93        15,870            16,170               18,680
3/94        17,500            16,620               18,950
3/95        17,650            17,380               21,900
3/96        21,450            19,280               28,920
3/97        23,950            20,140               34,650
3/98        30,775            22,635               51,267

CLASS C SHARES

     AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
1 Year         5 Years        10 Years
------         -------        --------
+27.59%        +14.18%        +12.91%

        Managed Assets  LB Gov't/Corp Index       S&P 500
---------------------------------------------------------
12/88      $10,000           $10,000              $10,000
3/89        10,430            10,110               10,710
3/90        11,550            11,290               12,770
3/91        12,020            12,700               14,600
3/92        13,620            14,150               16,210
3/93        15,870            16,170               18,680
3/94        17,500            16,620               18,950
3/95        17,640            17,380               21,900
3/96        21,430            19,280               28,920
3/97        23,950            20,140               34,650
3/98        30,792            22,635               51,267

CLASS S SHARES

     AVERAGE ANNUAL TOTAL RETURN
--------------------------------------
1 Year         5 Years        10 Years
------         -------        --------
+29.93%        +15.29%        +13.50%

        Managed Assets  LB Gov't/Corp Index       S&P 500
--------------------------------------------------------
12/88      $10,000           $10,000              $10,000
3/89        10,430            10,110               10,710
3/90        11,550            11,290               12,770
3/91        12,020            12,700               14,600
3/92        13,650            14,150               16,210
3/93        15,870            16,170               18,680
3/94        17,660            16,620               18,950
3/95        17,970            17,380               21,900
3/96        22,050            19,280               28,920
3/97        24,870            20,140               34,650
3/98        32,313            22,635               51,267

                       STATE STREET RESEARCH INCOME TRUST

                                     PART C
                                OTHER INFORMATION



Item 23:  Exhibits


       (1)(a) First Amended and Restated Master Trust Agreement and Amendment No. 1 to First Amended and Restated Master Trust Agreement (16)

       (1)(b) Amendment No. 2 to First Amended and Restated Master Trust Agreement (17)

       (1)(c) Amendment No. 3 to First Amended and Restated Master Trust Agreement (17)

       (1)(d)     Amendment No. 4 to First Amended and Restated Master
                  Trust Agreement


       (2)(a)     By-Laws of the Registrant (1)***

       (2)(b)     Amendment No. 1 to By-Laws effective September 30, 1992
                  (11)***

       (3)        Not applicable

       (5)(a) Advisory Agreement with MetLife - State Street Investment Services, Inc. (2)*, ***

       (5)(c) Letter Agreement with respect to the Advisory Agreement relating to MetLife - State Street Managed Assets (9)**, ***

       (5)(e) Transfer and Assumption of Responsibilities and Rights relating to the Advisory Agreement between State Street Financial Services, Inc. and State Street Research & Management Company (11)*, ***

       (6)(a) Distribution Agreement with MetLife - State Street Investment Services, Inc. (2)*, ***

       (6)(b)     Form of Selected Dealer Agreement, as Supplemented (17)

       (6)(c)     Form of Bank and Bank-Affiliated Broker-Dealer Agreement (17)

       (6)(d) Letter Agreement with respect to the Distribution Agreement relating to MetLife - State Street Managed Assets (9)**, ***

       (7)        Not applicable

       (8)(a)     Custodian Contract with State Street Bank and Trust Company
                  (2)***

       (8)(b) Letter Agreement with respect to the Custodian Contract relating to MetLife - State Street Managed Assets (9)**, ***

       (8)(c) Amendment to the Custodian Contract with State Street Bank and Trust Company dated January 12, 1989 (7)***

       (8)(d) Amendment to the Custodian Contract with State Street Bank and Trust Company dated November 2, 1995 (18)

       (9)        Not applicable

       (10)(a) Opinion and Consent of Goodwin, Procter & Hoar with respect to MetLife - State Street High Income Fund (2)**, ***

       (10)(b) Opinion and Consent of Goodwin, Procter & Hoar with respect to MetLife - State Street Managed Assets (6)**, ***

       (11)       Consent of Price Waterhouse LLP


       (12)       Not applicable

       (13)(a)    Purchase Agreement and Investment Letter (2)***

       (13)(b)    Purchase Agreement and Investment Letter (2)***

       (13)(c) Purchase Agreement and Investment Letter -- MetLife - State Street Managed Assets (9)**, ***


       (14)(a)    Deleted

       (14)(b)    Deleted


       (15) First Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 (12)***


       (16)(a)    Deleted

       (16)(b)    Deleted

       (16)(c)    Deleted


       (17)       First Amended and Restated Multiple Class Expense Allocation
                  Plan (17)

       (18)       Powers of Attorney (18)

       (19)       Certificate of Board Resolution Respecting Powers of Attorney
                  (18)


       (20)       Application Forms (18)


       (27)       Financial Data Schedules

----------

* MetLife - State Street Investment Services, Inc. changed its name to State Street Financial Services, Inc. effective as of June 18, 1992, and subsequently changed its name to State Street Research Investment Services, Inc. effective October 28, 1992. Documents in this listing of Exhibits which were effective prior to the most recent name change accordingly refer to MetLife - State Street Investment Services, Inc. or State Street Financial Services, Inc.

** The Series of the Registrant have changed their names at various times. Documents in this listing of Exhibits which were effective prior to the most recent name change accordingly refer to a former name of the Series.

*** Restated in electronic format in Post-Effective Amendment No. 17, filed on July 3, 1997.

     Filed as part of the Registration Statement as noted below and incorporated herein by reference:

 Footnote           Securities Act of 1933
 Reference          Registration/Amendment                   Date Filed
 ---------          ----------------------                   ----------
     1              Initial Registration                     January 15, 1986
     2              Pre-Effective Amendment No. 1            August 12, 1986
     3              Post-Effective Amendment No. 1           April 30, 1987
     4              Post-Effective Amendment No. 2           June 3, 1988
     5              Post-Effective Amendment No. 3           October 26, 1988
     6              Post-Effective Amendment No. 4           December 23, 1988
     7              Post-Effective Amendment No. 5           June 23, 1989
     8              Post-Effective Amendment No. 7           July 31, 1990
     9              Post-Effective Amendment No. 8           July 31, 1991
    10              Post-Effective Amendment No. 9           August 1, 1992
    11              Post-Effective Amendment No. 10          April 1, 1993
    12              Post-Effective Amendment No. 11          June 1, 1993
    13              Post-Effective Amendment No. 12          November 18, 1993
    14              Post-Effective Amendment No. 14          July 28, 1994
    15              Post-Effective Amendment No. 16          April 28, 1995
                    to the Registration Statement of
                    MetLife-State Street Equity Trust
                    (Securities Act of 1933 Registration
                    No. 33-4296, Investment Company
                    Act of 1940 File No. 811-4624)
    16              Post-Effective Amendment No. 15          July 31, 1995
    17              Post-Effective Amendment No. 16          May 31, 1996
    18              Post-Effective Amendment No. 17          July 3, 1997
    19              Post-Effective Amendment No. 18          July 28, 1997


Item 24:  Persons Controlled by or under Common Control with Registrant


     Inapplicable.

Item 25.  Indemnification


     Under Article VI of the Registrant's First Amended and Restated Master Trust Agreement each of its Trustees and officers or persons serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person, in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before which the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

     Under the Distribution Agreement between the Registrant and State Street Research Investment Services, Inc., the Registrant's distributor, the Registrant has agreed to indemnify and hold harmless State Street Research Investment Services, Inc. and each person who has been, is, or may hereafter be an officer, director, employee or agent of State Street Research

Investment Services, Inc. against any loss, damage or expense reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon a violation of any of its covenants herein contained or any untrue or alleged untrue statement of material fact, or the omission or alleged omission to state a material fact necessary to make the statements made not misleading, in a Registration Statement or Prospectus of the Registrant, or any amendment or supplement thereto, unless such statement or omission was made in reliance upon written information furnished by State Street Research Investment Services, Inc.

     Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, underwriters and controlling persons of the Registrant, pursuant to Article VI of the Registrant's First Amended and Restated Master Trust Agreement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser


 Describe any other business, profession, vocation or employment of a substantial nature in which each investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------

State Street             Investment Adviser                   Various investment                                    Boston, MA
  Research &                                                  advisory clients
  Management
  Company

Arpiarian, Tanya         None
  Vice President

Bangs, Linda L.          None
  Vice President

Bennett, Peter C.        Vice President                       State Street Research Capital Trust                  Boston, MA
  Director and           Vice President                       State Street Research Exchange Trust                 Boston, MA
  Executive Vice         Vice President                       State Street Research Financial Trust                Boston, MA
  President              Vice President                       State Street Research Growth Trust                   Boston, MA
                         Vice President                       State Street Research Master Investment Trust        Boston, MA
                         Vice President                       State Street Research Equity Trust
                         Vice President                       State Street Research Income Trust                   Boston, MA
                         Director                             State Street Research Investment Services, Inc       Boston, MA
                         Director                             State Street Research                                Luxembourg
                         Director                             Boston Private Bank & Trust Co.                      Boston, MA
                         President and Director               Christian Camps & Conferences, Inc.                  Boston, MA
                         Chairman and Trustee                 Gordon College                                       Wenham, MA
                         Executive Vice President             GFM International Investors, Inc.                 London, England

Bochman, Kathleen        None
  Vice President


Borzilleri, John         Vice President                       Montgomery Securities                            San Francisco, CA
  Senior Vice            (until 6/97)
  President
  (Vice President
  until 4/98)

Bray, Michael J.         Employee                             Merrill Lynch & Co.                                  Boston, MA
  Senior Vice            (until 7/96)
  President
  (Vice President
  until 4/98)

Brezinsk, Karen          None
  Vice President


Brown, Susan H.          None
  Vice President

Buffum, Andrea           Project Manager                      BankBoston                                           Boston, MA
  Vice President         (until 12/96)

Burbank, John F.         None
  Senior Vice President
  (Vice President until
  7/96)


Cabrera, Jesus A.        Vice President                       State Street Research Capital Trust                  Boston, MA
  Senior Vice
  President
  (Vice President
  until 4/98)


Calame, Mara D.          Assistant Vice President             GFM International Investors, Inc.                 London, England
  Vice President         and Assistant Secretary

Canavan, Joseph W.       Assistant Treasurer                  State Street Research Equity Trust                   Boston, MA
  Senior Vice President  Assistant Treasurer                  State Street Research Financial Trust                Boston, MA
  (Vice President until  Assistant Treasurer                  State Street Research Income Trust                   Boston, MA
  4/98)                  Assistant Treasurer                  State Street Research Money Market Trust             Boston, MA
                         Assistant Treasurer                  State Street Research Tax-Exempt Trust               Boston, MA
                         Assistant Treasurer                  State Street Research Capital Trust                  Boston, MA
                         Assistant Treasurer                  State Street Research Exchange Trust                 Boston, MA
                         Assistant Treasurer                  State Street Research Growth Trust                   Boston, MA
                         Assistant Treasurer                  State Street Research Master Investment Trust        Boston, MA
                         Assistant Treasurer                  State Street Research Securities Trust               Boston, MA
                         Assistant Treasurer                  State Street Research Portfolios, Inc.               Boston, MA
                         Vice President                       GFM International Investors, Inc.                 London, England

                                                                 C-6


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------

Carstens, Linda C.       None
  Vice President

Clifford, Jr., Paul J.   Vice President                       State Street Research Tax-Exempt Trust              Boston, MA
  Vice President

Coleman, Thomas J.       Account Manager                      MetLife Investment Management                       New York, NY
  Vice President         (until 9/96)


Cowling, Dyann           Vice President                       State Street Research                               Boston, MA
  Vice President                                              Money Market Trust


Cullen, Terrence J.      Vice President and Counsel           Keystone-Evergreen                                  Boston, MA
  Vice President         (until 2/98)
  and Counsel

D'Vari, Ronald           None
  Vice President

DeVeuve, Donald          None
  Vice President

DiFazio, Susan M.W.      Senior Vice President                State Street Research Investment Services, Inc.     Boston, MA
  Vice President

Dillman, Thomas J        Vice President                       State Street Research Securities Trust              Boston, MA
  Senior Vice President

Drake, Susan W.          None
  Vice President

Dudley, Catherine        Senior Portfolio Manager             Chancellor Capital Management                       Boston, MA
  Senior Vice President

Duggan, Peter J.         None
  Senior Vice
  President

Even, Karen              None
  Vice President

Federoff, Alex G.        None
  Vice President

Fee, Richard             None
  Vice President

Feliciano, Rosalina      None
  Vice President


Ficco, Bonnie            None
  Vice President

Fochtman, Jr., Leo       None
  Vice President

Fromm, Stuart            Vice President                       State Street Research                                Boston, MA
  Vice President                                              Investment Services, Inc.


Gardner, Michael D.      None
  Senior Vice President

Geer, Bartlett R.        Vice President                        State Street Research Equity Trust                 Boston, MA
  Senior Vice President  Vice President                        State Street Research Income Trust                 Boston, MA
                         Vice President                        State Street Research Securities Trust             Boston, MA

Giroux, June M.          None
  Vice President

Govoni, Electra          None
  Vice President

                                                                 C-7


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------


Grace, Evan               None
  Vice President


Granger, Allison          None
  Vice President


Haggerty, Bryan D.        None
  Vice President


Hamilton, Jr., William A. Treasurer and Director               Ellis Memorial and Eldredge House                    Boston, MA
  Senior Vice President   Treasurer and Director               Nautical and Aviation Publishing Company, Inc.      Baltimore, MD
                          Treasurer and Director               North Conway Institute                               Boston, MA

Hanson, Phyllis           None
  Vice President

Haverty, Jr., Lawrence J. Vice President                       State Street Research Capital Trust                  Boston, MA
  Senior Vice President


Healy, Laura J.           None
  Vice President


Heineke, George R.        None
  Vice President


Hickman, Joanne           Managing Director (until 1/98)       Zurich Investment Management                        Chicago, IL
  Senior Vice President

Huang, Jesse C.           None
  Vice President


Jackson, Jr., F. Gardner  Vice President                       State Street Research Equity Trust                   Boston, MA
  Senior Vice President   Trustee                              Certain trusts of related and
                                                               non-related individuals
                          Trustee and Chairman                 Vincent Memorial Hospital                            Boston, MA
                          of the Board


Jamieson, Frederick H.    Senior Vice President                 State Street Research Investment Services, Inc.     Boston, MA
                           and Asst. Treasurer
  Senior Vice President   Vice President and Asst. Treasurer    SSRM Holdings, Inc.                                 Boston, MA
                          Vice President and Controller         MetLife Securities, Inc.                           New York, NY
                          (until 1/97)
                          Senior Vice President                 GFM International Investors, Inc.                London, England

Jodka, Richard            Portfolio Manager (until 1/98)        Frontier Capital Management                         Boston, MA
  Senior Vice President
                          Vice President                        State Street Research Capital Trust                 Boston, MA

Kallis, John H.           Vice President                        State Street Research Financial Trust               Boston, MA
  Senior Vice President   Vice President                        State Street Research Income Trust                  Boston, MA
                          Vice President                        State Street Research Money Market Trust            Boston, MA
                          Vice President                        State Street Research Tax-Exempt Trust              Boston, MA
                          Vice President                        State Street Research Securities Trust              Boston, MA
                          Trustee                               705 Realty Trust                                   Washington, D.C.
                          Director and President                K&G Enterprises                                    Washington, D.C.

Kasper, M. Katherine      None
  Vice President

                                                                 C-8


                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------


Kern, Stephen             None
  Vice President

King, Stephen             Vice President                       State Street Research Investment                     Boston, MA
  Vice President                                               Services, Inc.

Kluiber, Rudolph K.       Vice President                       State Street Research Capital Trust                  Boston, MA
  Senior Vice President
  (Vice President
  until 4/98)


Langholm, Knut            Director                            State Street Research                                 Luxembourg
  Vice President

Leary, Eileen M.          None
  Vice President

Lomasney, Mary T.         Business Analyst                    Fidelity                                              Boston, MA
  Vice President          (until 6/97)



Mauer, Jacqueline J.      None
  Vice President


McNamara, III, Francis J. Executive Vice President, Clerk     State Street Research Investment Services, Inc.       Boston, MA
  Executive Vice          and General Counsel
  President,              Secretary and General Counsel       State Street Research Master Investment Trust         Boston, MA
  Secretary and           Secretary and General Counsel       State Street Research Capital Trust                   Boston, MA
  General Counsel         Secretary and General Counsel       State Street Research Exchange Trust                  Boston, MA
  (Senior Vice President  Secretary and General Counsel       State Street Research Growth Trust                    Boston, MA
  until 7/96)             Secretary and General Counsel       State Street Research Securities Trust                Boston, MA
                          Secretary and General Counsel       State Street Research Equity Trust                    Boston, MA
                          Secretary and General Counsel       State Street Research Financial Trust                 Boston, MA
                          Secretary and General Counsel       State Street Research Income Trust                    Boston, MA
                          Secretary and General Counsel       State Street Research Money Market Trust              Boston, MA
                          Secretary and General Counsel       State Street Research Portfolios, Inc.                Boston, MA
                          Secretary and General Counsel       State Street Research Tax-Exempt Trust                Boston, MA
                          Secretary and General Counsel       SSRM Holdings, Inc.                                   Boston, MA
                          Executive Vice President,           GFM International Investors, Inc.                     London, England
                          Secretary and General Counsel

                                                                 C-9


                                                                                                               Principal business
Name                     Connection                            Organization                                 address of organization
----                     ----------                            ------------                                 -----------------------
Maus, Gerard P.          Treasurer                             State Street Research Equity Trust                   Boston, MA
  Director, Executive    Treasurer                             State Street Research Financial Trust                Boston, MA
  Vice President         Treasurer                             State Street Research Income Trust                   Boston, MA
  and Treasurer          Treasurer                             State Street Research Money Market Trust             Boston, MA
                         Treasurer                             State Street Research Tax-Exempt Trust               Boston, MA
                         Treasurer                             State Street Research Capital Trust                  Boston, MA
                         Treasurer                             State Street Research Exchange Trust                 Boston, MA
                         Treasurer                             State Street Research Growth Trust                   Boston, MA
                         Treasurer                             State Street Research Master Investment Trust        Boston, MA
                         Treasurer                             State Street Research Portfolios, Inc.               Boston, MA
                         Treasurer                             State Street Research Securities Trust               Boston, MA
                         Director, Executive Vice President,   State Street Research Investment Services, Inc.      Boston, MA
                         Treasurer and Chief Financial Officer
                         Executive Vice President, Chief
                         Financial Officer, Chief
                         Administrative Officer and Director   GFM International Investors, Inc.                 London, England
                         Director                              State Street Research                                Luxembourg
                         Director                              Metric Holdings, Inc.                             San Francisco, CA
                         Director                              Certain wholly-owned subsidiaries
                                                               of Metric Holdings, Inc.
                         Treasurer and Chief Financial         SSRM Holdings, Inc.                                  Boston, MA
                         Officer
                         Treasurer (until 1/97)                MetLife Securities, Inc.                            New York, NY

Milder, Judith J.        None
  Senior Vice President

Miller, Joan D.          Senior Vice President                 State Street Research Investment Services, Inc.      Boston, MA
  Senior Vice President
  (Vice President
  until 7/96)

Moore, Jr., Thomas P.    Vice President                        State Street Research Capital Trust                  Boston, MA
  Senior Vice            (until 11/96)
  President              Vice President                        State Street Research Exchange Trust                 Boston, MA
                         (until 2/97)
                         Vice President                        State Street Research Growth Trust                   Boston, MA
                         (until 2/97)
                         Vice President                        State Street Research Master Investment Trust        Boston, MA
                         (until 2/97)
                         Vice President                        State Street Research Equity Trust                   Boston, MA
                         Vice President                        State Street Research Energy, Inc.                   Boston, MA
                         Director                              Hibernia Savings Bank                                Quincy, MA
                         Governor on the                       Association for Investment Management
                         Board of Governors                    and Research                                     Charlottesville, VA

Morey, Andrew            None
  Vice President

Mulligan, JoAnne C.      Vice President                        State Street Research Money Market Trust             Boston, MA
  Senior Vice President
  (Vice President
  until 7/96)

Orr, Stephen C.          Member                                Technology Analysts of Boston                        Boston, MA
  Vice President         Member                                Electro-Science Analysts (of NYC)                   New York, NY

                                                                 C-10

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Paddon, Steven W.         Employee                             Metropolitan Life Insurance Company                 New York, NY
  Vice President          (until 10/96)

Pannell, James C.         None
  Senior Vice President
  (Vice President
  until 4/97)

Peters, Kim M.            Vice President                       State Street Research Securities Trust               Boston, MA
  Senior Vice President


Pierce, James D.          None
  Vice President


Poritzky, Dean E.         Portfolio Manager                    Fidelity Investments                                 Boston, MA
  Vice President          (until 4/97)

Pyle, David J.            Analyst                              Oak Value Capital Management                         Durham, NC
  Vice President          (until 4/97)

Ragsdale, E.K. Easton     Senior Vice President                GFM International Investors, Inc.                 London, England
  Senior Vice President
  (Vice President
  until 7/96)


Ransom, Clifford          Director of Special                  NatWest Markets
  Vice President          Situations (until 2/97)


Rawlins, Jeffrey A.       None
  Senior Vice President
  (Vice President
  until 7/96)

Rice III, Daniel Joseph   Vice President                       State Street Research Equity Trust                   Boston, MA
  Senior Vice President

Richards, Scott           None
  Vice President

Romich, Douglas A.        Assistant Treasurer                  State Street Research Equity Trust                   Boston, MA
  Senior Vice President   Assistant Treasurer                  State Street Research Financial Trust                Boston, MA
  (Vice President         Assistant Treasurer                  State Street Research Income Trust                   Boston, MA
  until 4/98)             Assistant Treasurer                  State Street Research Money Market Trust             Boston, MA
                          Assistant Treasurer                  State Street Research Tax-Exempt Trust               Boston, MA
                          Assistant Treasurer                  State Street Research Capital Trust                  Boston, MA
                          Assistant Treasurer                  State Street Research Exchange Trust
                          Assistant Treasurer                  State Street Research Growth Trust                   Boston, MA
                          Assistant Treasurer                  State Street Research Master Investment Trust        Boston, MA
                          Assistant Treasurer                  State Street Research Securities Trust               Boston, MA
                          Assistant Treasurer                  State Street Research Portfolios, Inc.               Boston, MA
                          Vice President                       GFM International Investors, Inc.                  London, England


Ryan, Michael             Senior Vice President                Delaware Management                               Philadelphia, PA
  Senior Vice President   (until 1/98)


Sanderson, Derek          Senior Vice President                Freedom Capital Management                           Boston, MA
  Senior Vice President

Saperstone, Paul          None
  Vice President

                                                                 C-11

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------
Schrage, Michael          None
  Vice President

Schultz, David C.         Director and Treasurer               Mafraq Hospital Association                        Mafraq, Jordan
  Executive Vice          Member                               Association of Investment
   President                                                   Management Sales Executives                          Atlanta, GA
                          Member, Investment Committee         Lexington Christian Academy                         Lexington, MA

Shaver, Jr. C. Troy       President, Chief Executive           State Street Research Investment Services, Inc.      Boston, MA
  Executive Vice          Officer and Executive Vice
  President               President

Shean, William G.         None
  Vice President

Shively, Thomas A.        Vice President                       State Street Research Financial Trust                Boston, MA
  Director and            Vice President                       State Street Research Money Market Trust             Boston, MA
  Executive Vice          Vice President                       State Street Research Tax-Exempt Trust
  President               Director                             State Street Research Investment Services, Inc       Boston, MA
                          Vice President                       State Street Research                                Luxembourg
                          Director                             State Street Research Securities Trust               Boston, MA

Shoemaker, Richard D.
  Senior Vice President   Senior Vice President                GFM International Investors, Inc.                  London, England

Stambaugh, Kenneth        None
  Vice President
  (Assistant Vice
  President until 9/97)

Strelow, Dan R.            None
  Senior Vice President


Stolberg, Thomas           None
  Vice President


                                                                 C-12

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------

Swanson, Amy McDermott    None
  Senior Vice President

Trebino, Anne M.          Vice President                       SSRM Holdings, Inc.     Boston, MA
  Senior Vice President

Verni, Ralph F.           Chairman, President, Chief           State Street Research Capital Trust                  Boston, MA
  Chairman, President,    Executive Officer and Trustee
  Chief Executive         Chairman, President, Chief           State Street Research Exchange Trust                 Boston, MA
  Officer and             Executive Officer and Trustee
  Director                Chairman, President, Chief           State Street Research Growth Trust                   Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Master Investment Trust        Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Securities Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Equity Trust                   Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Financial Trust                Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Income Trust                   Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Money Market Trust             Boston, MA
                          Executive Officer and Trustee
                          Chairman, President, Chief           State Street Research Portfolios, Inc.               Boston, MA
                          Executive Officer and Director
                          Chairman, President, Chief           State Street Research Tax-Exempt Trust               Boston, MA
                          Executive Officer and Trustee
                          Chairman and Director                State Street Research Investment Services, Inc.      Boston, MA
                          Chairman, President,                 GFM International Investors, Inc.                 London, England
                          CEO and Director
                          Director                             State Street Research                                Luxembourg
                          Chairman and Director                Metric Holdings, Inc.                             San Francisco, CA
                          Director and Officer                 Certain wholly-owned subsidiaries
                                                               of Metric Holdings, Inc.
                          Chairman of the Board and Director   MetLife Securities, Inc.                            New York, NY
                          (until 1/97)
                          President, Chief Executive           SSRM Holdings, Inc.                                  Boston, MA
                          Officer and Director
                          Director                             CML Group, Inc.                                      Boston, MA
                          Director                             Colgate University                                  Hamilton, NY


                                                                 C-13

                                                                                                              Principal business
Name                      Connection                           Organization                                 address of organization
----                      ----------                           ------------                                 -----------------------

Wade, Dudley              Vice President                       State Street Research Growth Trust                   Boston, MA
  Freeman                 Vice President                       State Street Research Master Investment Trust        Boston, MA
 Senior Vice
 President

Wallace, Julie K.         None
 Vice President


Walsh, Tucker             None
  Vice President


Weiss, James M.           Vice President                       State Street Research Equity Trust                   Boston, MA
 Senior Vice President    Vice President                       State Street Research Exchange Trust                 Boston, MA
                          Vice President                       State Street Research Growth Trust                   Boston, MA
                          Vice President                       State Street Research Master Investment Trust        Boston, MA
                          Vice President                       State Street Research Capital Trust                  Boston, MA


Welch, Timothy M.         None
  Vice President


Westvold,                 Vice President                       State Street Research Securities Trust               Boston, MA
 Elizabeth McCombs
 Senior Vice President
 (Vice President
 until 7/96)

Wilkins, Kevin            Vice President                       State Street Research Investment Services, Inc.      Boston, MA
 Vice President
                          Various Positions                    Fidelity Investments                                 Boston, MA
                          (until 10/96)

Wilson, John T.           Vice President                       State Street Research Equity Trust                   Boston, MA
 Senior Vice President    Vice President                       State Street Research Master Investment Trust        Boston, MA
 Vice President
 (until 6/96)

Wing, Darman A.
 Senior Vice President,   Senior Vice President and            State Street Research Investment Services, Inc.      Boston, MA
 Assistant Secretary      Asst. Clerk
 and Assistant            Assistant Secretary and              State Street Research Capital Trust                  Boston, MA
 General Counsel          Assistant General Counsel
 (Vice President          Assistant Secretary and              State Street Research Exchange Trust                 Boston, MA
 until 4/98)              Assistant General Counsel
                          Assistant Secretary and              State Street Research Growth Trust                   Boston, MA
                          Assistant General Counsel
                          Assistant Secretary and              State Street Research Master Investment Trust        Boston, MA
                          Assistant General Counsel
                          Assistant Secretary and              State Street Research Securities Trust               Boston, MA
                          Assistant General Counsel
                          Assistant Secretary and              State Street Research Equity Trust                   Boston, MA
                          Assistant General Counsel
                          Assistant Secretary and              State Street Research Financial Trust                Boston, MA
                          Assistant General Counsel
                          Assistant Secretary and              State Street Research Income Trust                   Boston, MA
                          Assistant General Counsel
                          Assistant Secretary and              State Street Research Money Market Trust             Boston, MA
                          Assistant General Counsel
                          Assisstant General Counsel           State Street Research Portfolios, Inc.               Boston, MA
                          Assistant General Counsel
                          Assistant Secretary and              State Street Research Tax-Exempt Trust               Boston, MA
                          Assistant General Counsel
                          Assistant Secretary and              SSRM Holdings, Inc.                                  Boston, MA
                          Assistant General Counsel
                          Vice President and                   GFM International Investors, Inc.                    London, England
                          Assistant General Counsel

Woodbury, Robert S.       None
 Vice President

Woodworth, Jr., Kennard   Vice President                       State Street Research Exchange Trust                 Boston, MA
 Senior Vice              Vice President                       State Street Research Growth Trust                   Boston, MA
 President                Vice President                       State Street Research Securities Trust               Boston, MA

                                                                 C-14

                                                                                                        Principal business
Name                      Connection                    Organization                                 address of organization
----                      ----------                    ------------                                 -----------------------

Wu, Norman N.             Partner                       Atlantic-Acton Realty                             Framingham, MA
 Senior Vice President    Director                      Bond Analysts Society of Boston                      Boston, MA


Yannone, John T.          Vice President                State Street Research Investment                  Boston, MA
  Vice President                                        Services, Inc.


Item 27.  Principal Underwriters


     (a) State Street Research Investment Services, Inc. serves as principal underwriter for State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Growth Trust, State Street Research Securities Trust and State Street Research Portfolios, Inc.

     (b) Directors and Officers of State Street Research Investment Services, Inc. are as follows:


          (1)                                        (2)                                   (3)
                                               Positions
Name and Principal                             and Offices                      Positions and Offices
 Business Address                           with Underwriter                         with Fund
------------------                          ----------------                    ---------------------
Ralph F. Verni                              Chairman of the                     Chairman of the
One Financial Center                        Board                               Board, President,
Boston, MA  02111                           and Director                        Chief Executive Officer and
                                                                                Trustee

Peter C. Bennett                            Director                            Vice President
One Financial Center
Boston, MA  02111

Gerard P. Maus                              Executive Vice                      Treasurer
One Financial Center                        President, Treasurer,
Boston, MA 02111                            Chief Financial
                                            Officer and Director

Thomas A. Shively                           Director                            Vice President
One Financial Center
Boston, MA 02111

C. Troy Shaver, Jr.                         President, Chief                    None
One Financial Center                        Executive Officer and
Boston, MA 02111                            Executive Vice President

Francis J. McNamara, III                    Executive Vice                      Secretary
One Financial Center                        President, General Counsel
Boston, MA 02111                            and Clerk

Peter Borghi                                Senior Vice President               None
One Financial Center
Boston, MA  02111

          (1)                                        (2)                                   (3)
                                               Positions
Name and Principal                             and Offices                      Positions and Offices
 Business Address                           with Underwriter                          with Fund
------------------                          ----------------                    ---------------------
Paul V. Daly                                Senior Vice                         None
One Financial Center                        President
Boston, MA  02111

Susan M.W. DiFazio                          Senior Vice                         None
One Financial Center                        President
Boston, MA  02111

Frederick H. Jamieson                       Senior Vice President               None
One Financial Center                        and Assistant
Boston, MA  02111                           Treasurer

Russell A. LaBrasca                         Senior Vice President               None
One Financial Center
Boston, MA  02111

Joan D. Miller                              Senior                              None
One Financial Center                        Vice President
Boston, MA 02111

Darman A. Wing                              Senior Vice                         Assistant Secretary
One Financial Center                        President, Assistant General
Boston, MA  02111                           Counsel and Assistant Clerk

Terrence J. Cullen                          Vice President                      None
One Financial Center                        and Counsel
Boston, MA 02111

Donald Doherty                              Vice President                      None
One Financial Center
Boston, MA 02111

Robert Gunville                             Vice President                      None
One Financial Center
Boston, MA 02111

          (1)                                        (2)                                   (3)
                                               Positions
Name and Principal                             and Offices                      Positions and Offices
 Business Address                           with Underwriter                          with Fund
------------------                          ----------------                    ---------------------

Amy L. Simmons                              Vice President                      Assistant Secretary
One Financial Center
Boston, MA 02111

Kevin Wilkins                               Vice President                      None
One Financial Center
Boston, MA 02111

Item 28.  Location of Accounts and Records


     Gerard P. Maus
     State Street Research & Management Company
     One Financial Center
     Boston, MA  02111


Item 29.  Management Services



     Under a Shareholders' Administrative Services Agreement between Registrant and the Distributor, the Distributor provides shareholders' admininistrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of series of the Registrant and received the amounts set forth below:

                     Year-end           Year-end           Year-end
Fund                 3-31-96            3-31-97            3-31-98
----                 --------           --------           --------
High Income         $297,396           $262,412           $289,815
Managed Assets      $210,999           $194,717           $219,842




Item 30.  Undertakings


     (a) Inapplicable.

     (b) Inapplicable.


     (c) Deleted.


     (d) The Registrant undertakes to hold a special meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per centum of the outstanding shares of the Registrant, and, in connection with such meeting, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

                                     Notice

     A copy of the First Amended and Restated Master Trust Agreement of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the obligations of the Registrant hereunder, and the authorization, execution and delivery of this amendment to the Registrant's Registration Statement, shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant as individuals or personally, but shall bind only the property of the Funds of the Registrant, as provided in the Master Trust Agreement. Each Fund of the Registrant shall be solely and exclusively responsible for all of its direct or indirect debts, liabilities and obligations, and no other Fund shall be responsible for the same.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 19 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 2nd day of June, 1998.

                                              STATE STREET RESEARCH
                                                INCOME TRUST




                                              By            *
                                                --------------------------------
                                                Ralph F. Verni
                                                Chief Executive Officer
                                                and President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed on the above date by the following persons in the capacities indicated:

Signature                             Capacity

         *                            Trustee and Chief
-------------------------             Executive Officer
Ralph F. Verni                        (principal executive
                                      officer)

         *                            Treasurer
-------------------------             (principal financial
Gerard P. Maus                        and accounting officer)

         *                            Trustee
-------------------------
Steve A. Garban

         *                            Trustee
-------------------------
Malcolm T. Hopkins

         *                            Trustee
-------------------------
Edward M. Lamont

          *                           Trustee
-------------------------
Robert A. Lawrence

          *                           Trustee
-------------------------
Dean O. Morton

          *                           Trustee
-------------------------
Toby Rosenblatt

           *                          Trustee
-------------------------
Michael S. Scott Morton

*By: /s/ Francis J. McNamara, III
    -----------------------------
         Francis J. McNamara, III
         Attorney-in-Fact under
         Powers of Attorney
         filed July 3, 1997.

                                             1933 Act Registration No. 33-2697
                                             1940 Act File No. 811-4559




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM N-1A

                             REGISTRATION STATEMENT
                           UNDER THE SECURITIES ACT                   [ ]
                                     OF 1933


                        Pre-Effective Amendment No. __                [ ]




                        Post-Effective Amendment No. 19               [X]



                                     and/or


                             REGISTRATION STATEMENT
                          UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                         [ ]



                               Amendment No. 20                       [X]

                              --------------------


                       STATE STREET RESEARCH INCOME TRUST
         (Exact Name of Registrant as Specified in Declaration of Trust)

                              --------------------

                                    EXHIBITS

                                INDEX TO EXHIBITS



(1)(d)   Amendment No. 4 to Master Trust Agreement

(11)     Consent of Price Waterhouse LLP

(27)     Financial Data Schedules

*Restated in electronic format